[LOGO] SALOMON BROTHERS
       INVESTMENT SERIES


Semi-

Annual

Report

1998

JUNE 30, 1998


 .  ASIA GROWTH FUND

 .  CAPITAL FUND

 .  INVESTORS FUND

 .  TOTAL RETURN FUND

 .  HIGH YIELD BOND FUND

 .  STRATEGIC BOND FUND

 .  NATIONAL INTERMEDIATE
   MUNICIPAL FUND

 .  U.S. GOVERNMENT INCOME
   FUND

 .  NEW YORK MUNICIPAL
   MONEY MARKET FUND

 .  CASH MANAGEMENT FUND

TABLE OF CONTENTS


A MESSAGE FROM THE CHAIRMAN..........................................  1

THE SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND...................................................  6

  CAPITAL FUND.......................................................  8

  INVESTORS FUND..................................................... 12

  TOTAL RETURN FUND.................................................. 14

  HIGH YIELD BOND FUND............................................... 16

  STRATEGIC BOND FUND................................................ 18

  NATIONAL INTERMEDIATE MUNICIPAL FUND............................... 22

  U.S.GOVERNMENT INCOME FUND......................................... 24

PORTFOLIOS OF INVESTMENTS............................................ 27

STATEMENTS OF ASSETS AND LIABILITIES................................. 72

STATEMENTS OF OPERATIONS............................................. 74

STATEMENTS OF CHANGES IN NET ASSETS.................................. 76

STATEMENTS OF CASH FLOWS............................................. 80

NOTES TO FINANCIAL STATEMENTS........................................ 81

FINANCIAL HIGHLIGHTS................................................. 94

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT SERIES.............................IBC

[LOGO] THE SALOMON BROTHERS INVESTMENT SERIES

A MESSAGE FROM
THE CHAIRMAN


DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the The Salomon Brothers Investment Series -- Asia Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, New York Municipal Money Market Fund and Cash Management Fund ("Funds") for the period ended June 30, 1998.

Below is a chart showing each Fund's Class A share six-month total return for the period ended June 30, 1998 with and without sales charge. In addition portfolio information regarding the New York Municipal Money Market Fund and Cash Management Fund can be found on pages 64 and 68, respectively.


THE PERFORMANCE OF THE SALOMON BROTHERS INVESTMENT SERIES

Class A Shares Total Return for the Six Months Ended June 30, 1998:


                                  WITH             WITHOUT
                           SALES CHARGE/(1)/  SALES CHARGE/(2)/
                           -----------------  -----------------

Asia Growth Fund               -27.52%           -23.93%
Capital Fund                     9.79%            15.24%
Investors Fund                   6.75%            12.06%
Total Return Fund                1.34%             6.35%
High Yield Bond Fund            -3.09%             1.78%
Strategic Bond Fund             -2.57%             2.33%
National Intermediate
  Municipal Fund                -2.85%             2.00%
U.S. Government Income Fund     -1.61%             3.31%


(1) These total return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares.

(2) These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares up to 4.75%.

    In addition, both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or call 1-800-725-6666 to obtain a copy of the prospectus.

WEB SITE UPDATE

Information on our newest fund, the Salomon Brothers Small Cap Growth Fund, can be accessed on our web site at www.sbam.com. Important Small Cap Growth Fund features and the potential benefits of exposure to the small-capitalization growth stock arena are now available for electronic viewing. Our web site provides comprehensive Fund information for all Salomon Investment Series Funds including daily prices, performance updates and account balances to help you stay informed about your investments.


INDUSTRY RECOGNITION

Many of the Funds in the Salomon Brothers Investment Series have earned recognition from Lipper Analytical Services, Inc. and Morningstar Inc., leading fund tracking and fund rating organizations, as well as several leading industry publications. The Funds' experienced team of portfolio managers at Salomon Brothers Asset Management frequently provide their expert commentary on CNNfn, CNBC and Bloomberg News.


ECONOMIC AND MARKET TRENDS

The U.S. stock market in particular got off to a surprisingly strong start in the first quarter of 1998. Investors were expecting the worst on the earnings front in early 1998 in the aftermath of the Asian crisis. The anxiously awaited fourth quarter earnings season, however, turned out to be better than the "worst case" scenario. As a result, investors let out a big sigh of relief and embarked on a furious buying spree. In a broad-based market rally, the S&P 500 Index gained 14% while the Russell 2000 Index(R) advanced by about 10% in the first quarter of 1998. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks. The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges). For the six months ended June 30, 1998, the S&P 500 Index returned 17.72% and the Russell 2000 Index(R) generated a total return of 4.93%.

Stock market volatility increased significantly in the second quarter. Investor focus shifted from the prospects of a Federal Reserve Board ("Fed") monetary policy tightening due to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second quarter. Large-capitalization stocks posted a gain for the second quarter while small-capitalization stocks declined and fell farther behind their large-cap stock counterparts.

In fact, in the second quarter, the largest 50 companies in the S&P 500 Index had an average total return of about 8%, while the Index's other 450 companies, on average, declined. This emphasis on large-cap growth stocks means that value-oriented investment strategies generally lagged the market for the first six months of 1998. (Value investing means investing in stocks that are selling for less than their intrinsic value, in the belief that the market will eventually recognize their value).

As a nation, we are more affluent than ever before, with much of that wealth created in the last 15 years. We are benefiting from a world that has been largely at peace since the official end of the Cold War in 1989. We are reaping the fruits of the restructuring of American businesses in the 70s and 80s, and we are benefiting from growth in worldwide demand for our products.

This unparalleled U.S. prosperity today is now being followed closely by Europe. Companies in Europe are undergoing restructuring similar to that of the U.S. for the last two decades. More and more, the inefficiencies of state-controlled institutions in Europe are being replaced with the expansion of a free and more competitive marketplace. As we approach the dawn of a new millennium, these positive developments have enabled both the U.S. and most of Europe to experience the greatest peace and prosperity in generations.

The rapid rise of global markets in recent years has been helped in no small measure with the aid of sophisticated monetary policy. In the U.S., policy-making bodies, such as the Fed, coupled with technology-led productivity gains, have controlled inflation to the extent that it's not a significant factor in the U.S. economy today. U.S. bond yields have stayed in a fairly narrow range as the U.S. economy has continued to grow without any signs of accelerating inflation. For the six months ended June 30, 1998, the Lehman Brothers Aggregate Bond Index returned 3.93%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)

In Europe, the move to a common currency has forced both fiscal and monetary policy to accomplish the same objective of bringing inflation and interest rates down significantly in countries such as Italy and Spain. As interest rates have come down, investment funds have flowed into stock markets, which, in turn, have helped propel dramatic gains in the U.S. and European financial markets.

Now, the developing world is taking its cue from the U.S. and Europe. Perhaps the most meaningful example is Latin America, where, after a very rocky period in the last decade, monetary and fiscal policy reforms have stabilized economies and established a base for solid and sustainable future growth. Yet, while the underlying factors are very positive, a large part of the world continues to be fragile both economically and politically.

Currently, parts of Asia are not enjoying growth and prosperity, particularly Japan, Southeast Asia and Korea, where extraordinary economic growth and expansion during the last several decades resulted in overheated and overextended financial conditions that are currently in the painful process of readjusting. In addition, Russia is now in difficulty as its political and financial infrastructure has not been able to keep pace with the State's rapid conversion to a capitalistic economy.

There are some signs that the bull market in U.S. stocks may be slowing down, and with market volatility on the rise, unforeseen outside factors are having a pronounced impact on the markets as the debate between bulls and bears escalates and investor uncertainty rises. For example, the situation in Iran, year-2000 computer problems, the Clinton scandals and the crisis in Asia and Russia are all global events that trigger market corrections. On the other hand, U.S. economic growth is still strong, inflation appears to be subdued and wage pressures in the U.S. remain moderate, conditions that are generally favorable for U.S. equities and may cause the unprecedented bull run to continue.


CONCLUSION

We foresee a slower U.S. economy for the remainder of 1998. The absence of inflationary pressures should keep long-term bond yields below 6% while the combination of lofty valuations and slower corporate earnings growth could find stocks at the upper end of a trading range for the rest of the year. Investors globally continue to be concerned with the implications and opportunities arising as a result of Asia's economic contraction. Other emerging markets have also been a source of anxiety - most specifically Russia, which recently devalued its currency. We think that significant capital must be committed to Asia to recapitalize wounded financial institutions.

Commentaries from the Funds' managers follows, beginning on page six. On behalf of everyone here at Salomon Brothers Asset Management, thank you for your investment in the Salomon Brothers Investment Series. We look forward to helping you pursue your financial goals in the years to come.


Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

August 20, 1998

                     [This page intentionally left blank]

[LOGO] THE SALOMON BROTHERS
         ASIA GROWTH FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation. The Fund invests at least 65% of total assets in the equity and equity-related securities of companies located in Asian countries. Areas considered for investments includes but are not limited to, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Philippines,Singapore, Thailand, and Taiwan. In seeking to capture high long-term returns with volatility in line with or lower than that usually experienced in the Asian markets, the Fund will allocate its assets among countries and industries believed by the portfolio manager to be most likely to benefit from positive regional economic trends.


THE FUND MANAGER

[PHOTO] Giampaolo G.Guarnieri,Director and Head of Salomon Brothers Asset Management Asia Pacific Limited (SBAM AP), has 12 years of investment industry experience. SBAM AP is an affiliate of Salomon Brothers Asset Management Inc, and serves as a sub-advisor to the Fund. Mr. Guarnieri is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Asia Growth Fund's Class A shares returned - 23.93% for the six-month period ended June 30, 1998. This compares favorably to the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index total return of - 26.23% for the same period. In addition, the Lipper Analytical Services, Inc. Pacific ex-Japan funds had a total return of - 23.69% during the same period. (Lipper is a major fund-tracking organization.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

Asia's markets continued to underperform versus world equity indices as what was perceived as a slowdown in economic growth in the region last year evolved into a full-fledged recession and well-publicized financial crisis. South Asian markets -- especially Indonesia, Malaysia, Thailand, the Philippines and, by extension, Singapore -- were the most affected with their 1998 economic growth forecasts significantly reduced to negative levels. Corporations reported poor results on the back of this depressed growth environment and banks increased their provisioning significantly to deal with rising non-performing loans.

In contrast, North Asian markets continued to outperform their South Asian counterparts. The least affected market, Taiwan, reported slightly higher growth levels and its corporations, especially in the technology industry, continue to benefit from lower local currency input costs and a buoyant U.S. technology industry. Korean authorities' efforts to implement International Monetary Fund
(IMF) austerity and reform measures appeared to be paying off with Korean bond and currency markets strengthening significantly in the first half of 1998.

China continues to be the unknown factor in the area and its stated 8% Gross Domestic Product (GDP) growth target for 1998 looks increasingly difficult to achieve given Asia's financial turmoil. As a result, a fair amount of pressure is being placed on China's currency to be devalued to levels more consistent with other regional currencies. Overall, most Asian markets are technically well oversold and seem to be discounting the worst possible business environment in Asia.

As a result of the region's ongoing volatility, the Fund's portfolio cash weightings are likely to remain at higher levels than normal. We see value emerging in China-sensitive markets that have been heavily sold off on the back of Yuan devaluation worries. For example, shares of companies that have no exposure to Asia and no currency mismatch for their asset/liabilities mix, and exhibit earnings growth levels of 10% to 15% are currently selling at extremely low P/E and cash multiples and steep discount to book values.


MARKET OUTLOOK

In our view, the most important factors for Asia to stage a sustainable economic recovery are:

 . A credible and permanent fiscal stimulus coupled with effective banking reforms from Japan

 . A commitment from the Chinese authorities to continue reforms of state-owned enterprises and adjust the currency

------------------------------
PORTFOLIO HIGHLIGHTS***
------------------------------
Composition of portfolio as of
June 30, 1998

Equity-Linked Notes       3%

Cash/Cash Equivalents    10%

Common Stocks            87%


-------------------------
 BREAKDOWN BY COUNTRY***
-------------------------
 Hong Kong         37.60%
 ..........................
 Singapore         14.50%
 ..........................
 Taiwan            12.60%
 ..........................
 South Korea        6.80%
 ..........................
 India              6.00%
 ..........................
 Thailand           5.90%
 ..........................
 Malaysia           4.00%
 ..........................
 China              3.10%
--------------------------


------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS ASIA GROWTH FUND
------------------------------------------------------------------

Lipper Category: Pacific Ex-Japan Funds

 ..................................................................

                   Year to Date Total Return

                           Lipper
Class A Shares             Average                Ranking
 ..................................................................
-23.93%                    -23.69%                #40 of 86 funds
 ..................................................................

                    One-Year Total Return

                           Lipper
Class A Shares             Average                Ranking
 ..................................................................
-52.18%                    -53.18%                #27 of 82 funds
------------------------------------------------------------------

Deflationary forces in the region mean that the macro outlook is likely to remain depressed for some time. Moreover, Asia's corporate sector is unlikely to generate any earnings growth as companies continue to deal with potentially damaging credit issues and overextended balance sheets. We are likely to witness increasing pressure on the "last man standing" of regional fixed-exchange-rate systems -- the Hong Kong Dollar ("HKD") peg as regional currency devaluation pressures rise. Although we believe that the HKD peg -- should hold for socio-political reasons such as the stability of Hong Kong's society, it is not inconceivable that the peg will come under pressure and the patience of authorities is likely to be tested yet again.

The prospect of higher HKD interest rates in a market dominated by property and financial assets is not encouraging. We are therefore rethinking our longer-term overweight stance toward Hong Kong stocks that now seem to deserve significantly lower weightings in light of current circumstances. Yet, valuations in Asia are at extremely low levels and seem to discount an indefinite crisis scenario. We believe that value can be found in select Asian markets and securities given the severe state of dislocation in most of Asia's financial markets.

We believe that Asia's markets have become an attractive case study for value investing. If a correction happens in the U.S. stock market, the negative correlation between Asian market returns and U.S. and European stocks could mean that Asia's markets may ultimately perform better.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------
Class A                     Net Asset Value(*)         Public Offering Price(**)
 ................................................................................
Since Inception (5/6/96)    -21.41%                    -23.18%
1 year                      -52.18%                    -54.44%
 ................................................................................
Class B                     Return If Not Redeemed(*)  Return If Redeemed(**)
 ................................................................................
Since Inception (5/6/96)    -21.97%                    -23.38%
1 year                      -52.53%                    -54.90%
 ................................................................................
Class C                     Return If Not Redeemed(*)  Return If Redeemed(**)
 ................................................................................
Since Inception (5/6/96)    -21.92%                    -21.92%
1 year                      -52.49%                    -52.96%
 ................................................................................
Class O                     Return If Not Redeemed(*)  Return If Redeemed(**)
 ................................................................................
Since Inception (5/6/96)    -21.23%                    -21.23%
1 year                      -52.10%                    -52.10%
--------------------------------------------------------------------------------




Portfolio holdings may vary                       See page 26 for all footnotes.

[LOGO] THE SALOMON BROTHERS
        CAPITAL FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund seeks capital appreciation through investment primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues. The Fund will not invest more than 25% of its assets in any particular industry.


THE FUND MANAGER

[PHOTO] Ross Margolies, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Capital Fund's Class A shares returned 15.24% for the six months ended June 30, 1998. This compares with a return of 15.11% for the Russell 3000 Index((R)), 17.72% for the S&P 500 Index and 12.85% for the Lipper Analytical Services, Inc. capital appreciation average. (The Russell 3000 Index(R) is a market capitalization weighted index made up of the 3000 largest U.S. stocks in terms of market capitalization and is the Fund's performance benchmark.)


MARKET REVIEW

The U.S. equity market continued its march onward and upward during the first half of 1998. It was, however, a fractured market with a handful of large capitalization company stocks accounting for an even more disproportionate amount of the returns than they had over the last few years. This was due to the perceived safety of these large, growing companies as well as their inclusion in popular indices such as the S&P 500 Index.

We expect many of these stocks to continue to outperform as long as the market continues to reward companies that play the Orwellian doublespeak game of announcing that they will miss their earnings targets only to exceed the new lower targets. Additionally, the current investment psychology of buying stocks for the long term without regard to price and, in the extreme, simply buying the stocks in a popular index in the exact proportions that they appear in the index, has led to a "commodization" of both stocks and the equity market. Thus, the large capitalization portion of the stock market attracts capital from investors whose intent is to buy "stock," as opposed to shares in companies. This is one of the few possible explanations for the market's rise in the face of weaker earnings prospects and the higher risk business environment that most companies with global exposure face.


PORTFOLIO HIGHLIGHTS

The Capital Fund -- which uses a bottom-up approach to stock selection -- maintained its strategy of owning attractive stocks in all categories. The first-half performance of the Capital Fund largely reflects our strategy of weighing risk and potential reward as well as our focus on a diversified all capitalization ("cap") investment strategy.

As of June 30, 1998, 59% of our positions were in small- or mid-cap company stocks. We were particularly satisfied with the first half outperformance of the Fund in light of the fact that the small- and mid-cap market sectors materially underperformed large-cap stocks. Our stock selection within the small- and mid-cap sections led to the Fund's outperformance.

Key contributors to the Fund's first half of performance included cable, media and telecom stocks such as Cablevision, Frontier Corp., NTL Inc., WorldCom and Viacom, and retailers such as Costco, Food Lion and Federated. Our biggest drag on performance was our large weighting in tobacco stocks such as Philip Morris, RJR Nabisco and Loews. Technology was generally a positive contributor as our largest weighted positions (including Plantronics and Seagate) were winners. Lastly, we cut our losses in Fine Host common stock and moved up in the capital structure into its distressed convertible bonds.


MARKET OUTLOOK

The near-term outlook for corporate earnings is weak while the ongoing macro environment of low interest rates and low inflation is very positive for equities. Weakness in Asian and other economies seems to finally be biting into the strength of many Western economies. As portfolio managers, we are walking a tightrope that seems to get stretched further and thinner each quarter. While the returns are exhilarating, missteps are punished by dramatic falls in price.

Cash is at low levels as we have found many attractive ideas. We believe that the best way to manage in the current environment is to count on the twin safety nets of valuation discipline and broad diversification among different types of companies to help cushion our missteps. While individual position concentration has risen, as we expect it to when we have strong confidence in our stock selections, the Fund's portfolio has low sector concentration other than in tobacco. The Fund's portfolio is currently skewed towards smaller-sized company stocks and relatively low P/E multiple stocks.

For the balance of the year, we expect the Fund's weightings in technology to continue to grow and we expect an opportunity to rebuild our energy positions. We also expect to maintain or increase our tobacco positions. During the next 12 to 18 months, we expect to see a resolution to the debate between health officials' position regarding the dangers of cigarette smoking and the tobacco industry's civil libertarian position for the right of adults to use a dangerous but still legal product. Our current view is that this resolution will not cause the tobacco holding companies to go bankrupt and will allow them to engage in financial and restructuring transactions, which will unlock value for their shareholders.

-------------------------------------
PORTFOLIO HIGHLIGHTS***
-------------------------------------

Composition of portfolio as of
June 30,1998

[PIE CHART APPEARS HERE]

Cash/Cash Equivalents                   3%

Convertible Bonds                       5%

Common Stocks and Preferred Stocks     92%


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value(*)              Public Offering Price(**)
 .........................................................................................................
Since Inception (11/1/96)                    31.19%                          27.39%
1 year                                       27.48%                          21.43%
 .........................................................................................................
Class B                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (11/1/96)                    30.34%                          27.80%
1 year                                       26.58%                          21.58%
 .........................................................................................................
Class C                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (11/1/96)                    30.39%                          30.39%
1 year                                       26.54%                          25.54%
 .........................................................................................................
Class O                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
10 year                                      15.00%                          15.00%
5 year                                       20.09%                          20.09%
1 year                                       27.80%                          27.80%

---------------------------------------------------------------------------------------------------------

----------------------
TOP HOLDINGS
----------------------

Plantronics
 ......................
Food Lion
 ......................
RJR Nabisco
 ......................
Hormel Foods
 ......................
Philip Morris
----------------------


---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS CAPITAL FUND
---------------------------------------------------------------------

Lipper Category: Capital Appreciation Fund
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
15.24%                  12.85%                    #88 of 259 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
27.48%                  22.12%                    #90 of 231 funds
---------------------------------------------------------------------




Portfolio holdings may vary.                      See page 26 for all footnotes.

                     [This page intentionally left blank]

THE SALOMON BROTHERS
  INVESTORS FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Investors Fund seeks long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks listed on the New York Stock Exchange and other U.S. exchanges. The portfolio managers generally favor large-capitalization stocks representing well-known companies with good growth potential at a reasonable price.


PERFORMANCE UPDATE

The Investors Fund's Class A shares returned 12.06% for the six-month period ended June 30, 1998 compared to the S&P 500 Index, which returned 17.72% and the Lipper Analytical Services, Inc. growth and income fund peer group average, which returned 12.11%.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

Although the Fund performed in line with its peer group average, the performance lagged the S&P 500 Index. The S&P 500 benefited from the continued leadership of large-capitalization growth stocks. Five stocks alone -- Microsoft, Lucent, General Electric, Wal-Mart and Coca-Cola -- accounted for almost one quarter of the S&P 500's six-month return. Beyond a select group of large-cap growth stocks, however, most stocks underperformed the benchmark indices.

While Morningstar Inc.'s large-cap growth index returned 20.3% in the six-month period, the large-cap value index returned only 10.3%. The Russell 2000 Index(R) -- which is made up of smaller-sized companies -- returned an even lower 4.93%. Despite the recent outperformance of large-cap growth stocks, we remain committed to our discipline of identifying value in the marketplace. We believe that strict adherence to our investment principles should prove to be rewarding for our shareholders over time.

Economic turmoil in Asia affected investment performance in the United States as investors focused on defensive sectors of the market, including pharmaceuticals, consumer products and telecommunications companies. Commodity and cyclical companies underperformed in the second quarter as commodity prices continued to fall and GDP growth in the U.S. slowed to only 1.4%. Disinflation and slower growth kept the Fed from raising interest rates, despite a tight labor market.

Significant contributors to the Fund's performance during the period under review included Cablevision Systems, Warner Lambert, Liberty Media and WorldCom. We believe the Fund's portfolio is well diversified, with overweighted positions in sectors such as basic industries and transportation and underweighted positions in the technology and health care sectors.


--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO] Allan R. White, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the equity, convertible and fixed-income markets. Mr. White is primarily responsible for the Fund's day-to-day management.

[PHOTO] John B. Cunningham, Vice President and Portfolio Manager at Salomon Brothers Asset Management Inc, has nine years of financial industry experience. Mr. Cunningham assists in day-to-day management of the Fund.

-------------------------------------
PORTFOLIO HIGHLIGHTS***
-------------------------------------

Composition of portfolio as of
June 30, 1998

[PIE CHART APPEARS HERE]

Cash/Cash Equivalents            6%

Convertible Securities           2%

Common Stocks                   92%


MARKET OUTLOOK

In the near term, our outlook for the market is cautious. In our opinion, coporate earnings growth expectations for the second half of 1998 are still too high. We believe the industries most vulnerable to further estimate cuts include energy, basic industry and technology. Defensive sectors of the market with more earnings stability remain expensive. We are also focusing on cyclical companies where we believe that price declines are overdone. On a positive note, low commodity prices and the strong U.S. dollar should keep inflation low, allowing the favorable interest-rate environment to continue. Overall, the U.S. economy is slowing but remains healthy. We therefore do not foresee a recession.


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value(*)              Public Offering Price(**)
 .........................................................................................................
Since Inception (1/3/95)                     29.93%                          28.12%
1 year                                       23.07%                          17.22%
 .........................................................................................................
Class B                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (1/3/95)                     28.99%                          28.53%
1 year                                       22.20%                          17.20%
 .........................................................................................................
Class C                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (1/3/95)                     28.99%                          28.99%
1 year                                       22.19%                          21.19%
 .........................................................................................................
Class O                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
10 year                                      16.69%                          16.69%
5 year                                       21.45%                          21.45%
1 year                                       23.38%                          23.38%
---------------------------------------------------------------------------------------------------------

----------------------
TOP HOLDINGS
----------------------

Viacom
 ......................
Bank of New York
 ......................
Travelers Group
 ......................
Cytec Industries
 ......................
Tyco International
----------------------


---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS STRATEGIC BOND FUND
---------------------------------------------------------------------

Lipper Category: Growth & Income Funds
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
12.06%                  12.11%                    #371 of 754 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
23.07%                  22.86%                    #323 of 668 funds
---------------------------------------------------------------------





Portfolio holdings may vary.                      See page 26 for all footnotes.

[LOGO] THE SALOMON BROTHERS
         TOTAL RETURN FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high-yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility.


--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO] Richard Dahlberg, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 38 years of investment industry experience in the equity markets. Mr. Dahlberg is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Total Return Fund's Class A shares posted a return of 6.35% for the six-month period ended June 30, 1998. This compares with a 10.80% total return for a composite index of 50% Salomon Brothers Broad Investment Grade Bond Index and 50% S&P 500, and 8.95% for the Lipper Analytical Services, Inc. balanced fund peer group average.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The stock market has developed a split personality of late. The very largest-capitalization company stocks have run away from the pack while many other kinds of stocks have been in a bear market for some months. The Total Return Fund has been influenced by these recent events. We follow a value investment strategy with an emphasis on seeking to deliver above-average income. This investment style has been temporarily out of fashion, but we believe this is just another market cycle. The Fund's performance benefited when value investing was in favor in 1995 and 1996. Therefore, we plan to stick to our value investing style and identify situations that are currently under stress but still have, in our opinion, good long-term prospects. Examples of investments we have made that typify this approach include real estate investment trusts ("REITs"), Amerada Hess and Union Pacific.

In the bond portion of the Fund, we have continued to move toward high-grade bonds and have decreased our exposure to high-yield bonds where yield spreads had narrowed. Toward the end of the second quarter, when yield spreads widened, we saw some opportunities to move back into some high-yield securities.


MARKET OUTLOOK

The U.S. stock market is fully priced without any visible acceleration in earnings. We expect corporate earnings to slow for the next several quarters and, therefore, we expect the stock market to become more volatile. We believe the merits of investing in a balanced fund like the Total Return Fund that offers less potential volatility should become more apparent in the months ahead.

-------------------------------------
PORTFOLIO HIGHLIGHTS***
-------------------------------------

Composition of portfolio as of
June 30, 1998

[PIE CHART APPEARS HERE]

Cash/Cash Equivalents            6%

High Yield Securities            9%

Convertible Securities          11%

Investment Grade Debt           29%

Common Stocks                   45%


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value*              Public Offering Price**
 .........................................................................................................
Since Inception (9/11/95)                    18.15%                          16.11%
1 year                                       15.49%                          10.02%
 .........................................................................................................
Class B                                      Return If Not Redeemed*       Return If Redeemed**
 .........................................................................................................
Since Inception (9/11/95)                    17.24%                          16.16%
1 year                                       14.58%                           9.58%
 .........................................................................................................
Class C                                      Return If Not Redeemed*       Return If Redeemed**
 .........................................................................................................
Since Inception (9/11/95)                    17.30%                          17.30%
1 year                                       14.55%                          13.55%
 .........................................................................................................
Class O                                      Return If Not Redeemed*       Return If Redeemed**
 .........................................................................................................
Since Inception (9/11/95)                    18.65%                          18.65%
1 year                                       15.74%                          15.74%
---------------------------------------------------------------------------------------------------------

---------------------------
TOP STOCK HOLDINGS
---------------------------

Canadian National Railway
 ...........................
BCE Inc.
 ...........................
Suncor Inc.
 ...........................
Sears Roebuck
 ...........................
Avon Products
---------------------------


---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS TOTAL RETURN FUND
---------------------------------------------------------------------

Lipper Category: Balanced Funds
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
6.35%                    8.95%                    #343 of 409 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
15.49%                  17.57%                    #249 of 373 funds
---------------------------------------------------------------------




Portfolio holdings may vary.                      See page 26 for all footnotes.

[LOGO] THE SALOMON BROTHERS
         HIGH YIELD BOND FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon High Yield Bond Fund seeks to maximize current income by investing primarily in a diversified portfolio of high-yield bonds rated in medium of lower categories. As a secondary objective, the Fund seeks capital appreciation.

Under normal market conditions, the Fund intends to invest at least 65% of its assets in securities rated Baa or lower by Moody's Investors Services Inc., or those rated BBB or lower by Standard & Poor's. (Moody's and S&P are two major credit reporting and bond rating agencies.) A key component of the Fund's overall investment strategy is to determine the optimal asset allocation between domestic high-yield bonds and international U.S. dollar-denominated bonds such as Brady Bonds and lower-rated sovereign debt.


--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO] Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund.


PERFORMANCE UPDATE

During the six-month period ended June 30, 1998, the Salomon Brothers High Yield Bond Fund's Class A shares posted a return of 1.78%. This performance compares with the 5.14% return for the high-yield bond market, as measured by the Salomon Brothers High Yield Market Index, and a 4.42% return for the Lipper Analytical Services, Inc. high current yield fund peer group average. In addition, this compares to a -1.08% return for the J.P. Morgan Emerging Market Bond Index Plus, a standard benchmark for the emerging debt market. During the reporting period, the Fund's performance was hurt by its allocation in emerging markets debt, which accounted for approximately 27% of the Fund's total net assets.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

In the first part of the six months ended June 30, 1998, corporate earnings and credit quality were generally very good and supported credit spread tightening, or reduction of the risk premium over U.S. Treasury bills. The high-yield bond market's firmness appeared to be due to several factors, including a high level of cash in the market, a strong rally in the U.S. Treasury market and strong demand from both retail and institutional buyers. High-yield mutual funds were aggressive buyers, as most funds experienced record inflows during the period. Collateralized Bond Obligations (CBOs), insurance companies, pension funds and other institutional buyers have also been active participants in the high-yield bond market.

The high-yield bond market reversed its positive trend in the second quarter of 1998. Investors became increasingly concerned with the impact of fundamental problems in Japan, Russia and Southeast Asia, and a "flight-to-quality," or a reduction in investors' risk appetites, ensued. Technical conditions in the high-yield bond market were also weak, due to heavy new issuance of more U.S. high-yield bonds against a backdrop of heightened investor concerns. Toward quarter-end, however, new issuance began to slow, bringing supply and demand closer to equilibrium. In addition, the proposed buyout of TCI by AT&T and continued merger and acquisition activity in the cable/media sector helped provide a more positive tone to the market.

Leisure/lodging, retail stores, technology, cable & media and gaming were outperforming industries during the six months ended June 30, 1998. The performance of these industries was driven by the continued strength of U.S. consumer spending, which was buoyed by rising incomes and double-digit gains in the U.S. stock market. Underperforming industries during the reporting period included auto manufacturing, energy, publishing, supermarkets and textile & apparel. Reasons for the sectors underperforming were varied, but a continued theme is economic weakness in Asia.

The emerging debt markets were slightly negative during the six months ended June 30, 1998 and posted a return of -1.08% as measured by the J.P. Morgan Emerging Market Bond Index Plus during that period. In comparison, the Salomon Brothers Broad Investment Grade Bond Index, a proxy for investment-grade bonds, posted a return of 3.97%.

-------------------------------------
PORTFOLIO HIGHLIGHTS***
-------------------------------------

Composition of portfolio as of
June 30, 1998

[PIE CHART APPEARS HERE]

Cash/Cash Equivalents            3%

Emerging Markets Debt           23%

High Yield Securities           74%


During the reporting period, we continued to believe that the market risk in Asia had not disappeared. Events leading up to January 1998, however, increased our confidence in global emerging market bond prospects. It seemed to us that Asian countries were beginning to take tangible steps to combat the weakness in their currencies. For example, Korea exchanged over $20 billion in maturing short-term debt for longer-term bonds and subscribed to an IMF reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed its commitment to maintaining Hong Kong's U.S. dollar currency peg. Consequently, we began to increase our exposure to the market. We increased our exposure to those countries that had solid fundamentals and were not excessively reliant on the international capital markets, but were sold off in sympathy with Asia. Additionally, we continued to focus our investing in the U.S. dollar debt sector of the market, as opposed to the local currency markets.

For the six-month period ended June 30, 1998, outperformers in the emerging debt market included Argentina, Brazil, Mexico, Panama, The Philippines, Morocco, Bulgaria and Poland. Underperformers for the period included Ecuador, Venezuela, Peru and Russia, all driven down by world events and declined in commodity prices.


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value(*)              Public Offering Price(**)
 .........................................................................................................
Since Inception (2/22/95)                    15.75%                          14.09%
1 year                                        7.09%                           1.99%
 .........................................................................................................
Class B                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                    14.91%                          14.26%
1 year                                        6.73%                           1.53%
 .........................................................................................................
Class C                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                    14.88%                          14.88%
1 year                                        6.28%                           5.32%
 .........................................................................................................
Class O                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                    16.00%                          16.00%
1 year                                        7.38%                           7.38%
---------------------------------------------------------------------------------------------------------

------------------------------------
TOP FIVE OVERWEIGHTED INDUSTRIES++
------------------------------------

Consumer Products & Services
 ....................................
Manufacturing
 ....................................
Energy
 ....................................
Containers/Packaging
 ....................................
Publishing
------------------------------------


---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS HIGH YIELD BOND FUND
---------------------------------------------------------------------

Lipper Category: High Yield Bond Fund
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
1.78%                    4.42%                    #232 of 245 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
7.09%                   11.45%                    #200 of 215 funds
---------------------------------------------------------------------



Portfolio holdings may vary.                      See page 26 for all footnotes.

[LOGO] THE SALOMON BROTHERS
         STRATEGIC BOND FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Strategic Bond Fund seeks a high level of current income. The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed-income securities. As a secondary objective, the Fund seeks capital appreciation. Assets of the Fund may be deployed among various sectors of the global bond markets, depending on portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented by the various market segments.


PERFORMANCE UPDATE

For the six-month period ended June 30, 1998, the Strategic Bond Fund's Class A shares posted a 2.33% total return without sales charge. This compares with the 3.96% return for the Salomon Brothers Broad Investment Grade Bond Index and the 2.71% return for the Lipper Analytical Services, Inc. multi-sector income fund peer group average.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The performance of the U.S. economy exceeded expectations during the first six months of 1998. Low long-term interest rates, abundant money supply growth and new highs in the stock markets were some of the factors that contributed to the U.S. economy's healthy performance. In addition, investors concerned about developments in Asia gravitated to the U.S. Treasury securities market as a "safe haven."

As a result, the yield on the long bond reached its lowest level -- 5.57% -- since the U.S. government began regular sales of securities in 1977. The yield curve flattened with spreads between the two-year U.S. Treasury note and 30-year U.S. Treasury bond tightening to 15 basis points as of June 30, 1998. (The yield curve shows the difference between short- and long-term rates. A basis point is one one-hundredth of a percent.) This enabled long-term U.S. Treasuries to out perform shorter term bonds.

During the first half of the year, all major credit-sensitive bond sectors experienced heightened volatility. Emerging markets debt, which rallied in the first quarter based on an optimistic outlook for reforms in Asia, gave up its gains as attempts to implement reforms in the troubled region met with some resistance. Events in Russia, India and Pakistan that unfolded in the second quarter compounded existing challenges in Southeast Asia. Moreover, Japan's economic and banking system problems have become more prominent and led to a weakening of the Japanese yen versus the U.S. dollar. In addition to Asia's economic problems, the markets had to endure a crisis of confidence in Russia. Russia raised interest rates on overnight money to 150% at one point in order to fund their liabilities. Russia's problems led to a sector-wide sell-off of emerging markets debt.


--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO] Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day Fund management of the U.S. high-yield and emerging markets debt portions of the Fund.

[PHOTO] Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience.

[PHOTO] David J. Scott, Director and Portfolio Manager at Salomon Brothers Asset Management LTD, has 15 years of investment industry experience in the global fixed-income markets. SBAM LTD provides certain advisory services to SBAM Inc relating to currency transactions and investments in non-dollar denominated securities for the Fund.

In the emerging markets debt sector, the Fund lightened up on its Russian exposure and added to holdings in Bulgaria and Peru. Mexico and Argentina continue to be core Fund holdings as we believe the fundamentals behind these Latin American countries remain strong.

During the six months ended June 30, 1998, the high-yield bond market posted a 5.1% return. However, volatility in the high-yield bond market in the second quarter increased. In addition, many corporations issued record levels of debt to take advantage of low interest rates. This pressured the high-yield bond market and, as a result, the yield spreads on high-yield bonds versus comparable U.S. Treasuries rose to about 380 basis points, about 100 basis points higher than the lows set in August of 1997. We were not deterred by the technically induced spread widening and maintained the Fund's weightings in high-yield bonds. In addition, we maintained the Fund's high credit quality standards although a large number of new deals came to market with weaker underlying fundamentals. We continue to seek opportunities to upgrade the Fund's credit quality and we remain positive on high-yield bonds.


MARKET OUTLOOK

We believe that the Fed's monetary policy is firmly on hold for the time being supported by few signs of inflation and the persistent crisis in Asia. We intend to continue our strategy of investing in higher-yielding bond sectors that we believe will provide superior returns over time.

-------------------------------------
PORTFOLIO HIGHLIGHTS***
-------------------------------------

Composition of portfolio as of
June 30,1998

[PIE CHART APPEARS HERE]

Investment Grade Bonds          40%

High Yield Bonds                33%

Emerging Markets Debt Bonds     16%

Non-U.S. Dollar Gov't. Bonds     9%

Short-Term Investments           2%

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value(*)              Public Offering Price(**)
 .........................................................................................................
Since Inception (2/22/95)                    13.19%                          11.56%
1 year                                        8.03%                           2.93%
 .........................................................................................................
Class B                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                    12.29%                          11.61%
1 year                                        7.13%                           2.19%
 .........................................................................................................
Class C                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                    12.34%                          12.34%
1 year                                        7.23%                           6.24%
 .........................................................................................................
Class O                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                    13.42%                          13.42%
1 year                                        8.19%                           8.19%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS STRATEGIC BOND FUND
---------------------------------------------------------------------

Lipper Category: Multi-Sector Income Funds
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
2.33%                    2.71%                    #67 of 95 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
8.03%                    7.05%                    #32 of 83 funds
---------------------------------------------------------------------

                        See page 26 for all footnotes.


 Portfolio holdings may vary.
20

                     [This page intentionally left blank]

[LOGO] THE SALOMON BROTHERS
         NATIONAL INTERMEDIATE
         MUNICIPAL FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers National Intermediate Municipal Fund seeks to achieve a high level of current income exempt from regular federal income taxes. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. Please note that all or a portion of the Fund's income may be subject to the federal alternative minimum tax (AMT).


--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO] Marybeth Whyte, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience. Ms. Whyte is responsible for day-to-day Fund management.


PERFORMANCE UPDATE

For the six-month period ended June 30, 1998, the National Intermediate Municipal Fund's Class A shares had a total return of 2.00% and slightly underperformed versus the return of 2.05% for the average intermediate municipal debt fund as measured by Lipper Analytical Services, Inc. and the 2.34% return for the weighted average of the Lehman Brothers 1-10 year Municipal Bond Index.


MARKET REVIEW

Returns for municipal bonds were favorable during the first half of 1998. U.S. fixed-income securities benefited from benign inflation and the economic and political turmoil in Asia. Treasuries were sought as a safe-haven by worldwide investors and it was anticipated that the Asian problems would slow our economy.

Price advances for municipal bonds were tempered as compared to Treasuries due to a near record pace of tax-exempt new issuance for the first six months of the year. State and local governments took advantage of the current low interest rate environment by issuing almost $146 billion of new debt during this time period. Demand for municipals remains concentrated by property and casualty insurance companies, corporations, mutual funds and, to a lesser degree, individual investors. Year-to-date municipal bond new issue supply is 51% ahead of 1997 levels.

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the credo for managing the Fund. Purchases in the Fund have been concentrated in seven- to ten-year maturities and on high-quality issues as credit quality spreads remained narrow.


MARKET OUTLOOK

The municipal new issue supply is likely to slow somewhat as is typical in the summer months. We do expect a resurgence in the new issue calendar after the Labor Day holiday through the early fall. Municipals are historically undervalued due to the heavy supply this year. We expect them to remain extremely attractive as supply is plentiful.

---------------------------------
PORTFOLIO HIGHLIGHTS***
---------------------------------

Quality Breakdown as of
June 30,1998

[PIE CHART APPEARS HERE]

AA              13%

A               15%

AAA             48%

BBB             24%


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value*              Public Offering Price**
 .........................................................................................................
Since Inception (2/22/95)                     6.77%                           5.23%
1 year                                        6.76%                           1.67%
 .........................................................................................................
Class B                                      Return If Not Redeemed*       Return If Redeemed**
 .........................................................................................................
Since Inception (2/22/95)                     5.82%                           5.03%
1 year                                        5.95%                           0.95%
 .........................................................................................................
Class C                                      Return If Not Redeemed*       Return If Redeemed**
 .........................................................................................................
Since Inception (2/22/95)                     5.82%                           5.82%
1 year                                        5.85%                           4.85%
 .........................................................................................................
Class O                                      Return If Not Redeemed*       Return If Redeemed**
 .........................................................................................................
Since Inception (2/22/95)                     6.89%                           6.89%
1 year                                        7.01%                           7.01%
---------------------------------------------------------------------------------------------------------

-------------------------------------
COMPOSITION OF PORTFOLIO AS
OF JUNE 30, 1998****
-------------------------------------

New York                        23%
 .....................................
Pennsylvania                    12%
 .....................................
Illinois                        10%
 .....................................
Indiana                         10%
 .....................................
South Carolina                   7%
 .....................................
Virginia                         6%
 .....................................
Texas                            5%
 .....................................
California                       4%
 .....................................
Mississippi                      4%
 .....................................
New Jersey                       3%
 .....................................
Ohio                             3%
 .....................................
Massachusetts                    3%
 .....................................
District of
Columbia (D.C.)                  3%
 .....................................
Louisiana                        2%
 .....................................
Michigan                         2%
 .....................................
Hawaii                           2%
 .....................................
Florida                          1%
-------------------------------------


---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS NATIONAL INTER. MUNI. FUND
---------------------------------------------------------------------

Lipper Category: Intermediate Municipal Debt Funds
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
2.00%                    2.05%                    #79 of 151 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
6.76%                    6.69%                    #67 of 143 funds
---------------------------------------------------------------------





Portfolio holdings may vary.                      See page 26 for all footnotes.

[LOGO] THE SALOMON BROTHERS
         U.S. GOVERMENT
         INCOME FUND


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers U.S. Government Income Fund seeks to obtain a high level of current income. Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average portfolio duration of two to four years. (Duration is a rough measure of a fund's sensitivity to changes in interest rates.)


THE FUND MANAGER

[PHOTO] Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. Lavan is responsible for day-to-day Fund management.


PERFORMANCE UPDATE

During the first half of 1998, the Salomon Brothers U.S. Government Income Fund's Class A shares posted a 3.31% total return. The Fund's performance compares favorably with the Lipper Analytical Services, Inc. short-intermediate U.S. government bond fund peer group average return of 2.84% for the same period.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The U.S. bond market began the first quarter of 1998 in dramatic fashion as the continuation of late 1997's flight to quality trade pushed interest rates lower. By the end of the first full week of trading, short-term interest rates were down 50 basis points as the Asian financial crisis showed no signs of abating. Yet, to the surprise of many market participants, the Asian financial crisis appeared to be resolved later in January when Asian currencies stabilized and their equity markets began to rally. As a result, interest rates reversed course and rose both in February and March to end the quarter barely changed from January 1, 1998 levels.

Turbulence in world financial markets reappeared and the U.S. bond market registered solid gains in the second quarter of 1998. Weakness in Japan took center stage with the U.S. dollar/yen exchange rate serving as a barometer for market sentiment. The yen deteriorated by 4.3% versus the U.S. dollar over the quarter despite concerted foreign currency exchange intervention by the U.S. and Japan. All of the Asian difficulties, plus instability in Russia, rattled equity markets and sent capital surging into the safe haven of U.S. Treasuries.

Due to the economic problems in Asia, we began the year with a fairly constructive view of U.S. fixed-income markets. We believed Asia would slow U.S. economic growth and push inflation lower, which would enable interest rates, in particular long-term rates, to move modestly lower, pushing bond prices higher during 1998. To take advantage of our expectations for lower rates and a flatter yield curve, we kept the Fund's assets in longer maturities and over weighted discount mortgage pass-throughs. These strategies were key to the Fund's out performance thus far in 1998.


MARKET OUTLOOK

Looking ahead, Asian turmoil appears to have overshadowed feint warnings of tightening from the Fed Chairman Alan Greenspan. Near term, current interest rate levels will be difficult to sustain without a significant pullback in equities or a further sharp rise in the U.S. dollar. However, any backups in yields will likely be met with substantial buying interest. Overall, we expect a relatively benign interest rate environment during the next six to twelve month period and we expect mortgages to outperform U.S. Treasuries.

-------------------------------------
PORTFOLIO HIGHLIGHTS***
-------------------------------------

Composition of portfolio as of
June 30, 1998

[PIE CHART APPEARS HERE]

Short-Term Investments          13%

Agency CMOs                     15%

Treasury & Agency Debentures    24%

Agency Pass-Throughs            48%

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH JUNE 30, 1998
---------------------------------------------------------------------------------------------------------
Class A                                      Net Asset Value(*)              Public Offering Price(**)
 .........................................................................................................
Since Inception (2/22/95)                     7.22%                           5.67%
1 year                                        8.45%                           3.30%
 .........................................................................................................
Class B                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                     6.41%                           5.63%
1 year                                        7.63%                           2.63%
 .........................................................................................................
Class C                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                     6.41%                           6.41%
1 year                                        7.63%                           6.63%
 .........................................................................................................
Class O                                      Return If Not Redeemed(*)       Return If Redeemed(**)
 .........................................................................................................
Since Inception (2/22/95)                     7.47%                           7.47%
1 year                                        8.81%                           8.81%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE+
SALOMON BROTHERS U.S. GOVERNMENT FUNDS
---------------------------------------------------------------------

Lipper Category: Short/Intermediate U.S. Government Income Fund
 .....................................................................
                    Year to Date Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
3.31%                    2.84%                    #9 of 101 funds
 .....................................................................
                       One-Year Total Return

Class A Shares           Lipper Average           Ranking
 .....................................................................
8.45%                    7.00%                    #4 of 99 funds
---------------------------------------------------------------------





Portfolio holdings may vary.                      See page 26 for all footnotes.

FOOTNOTES

 (*)   Return does not reflect the deduction of sales charge.

 (**) Class A shares reflect the deduction of the maximum 4.75% sales charge. Class B & C shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

(***)  As a percentage of net assets.
(****) As a percentage of market value.

  + Lipper Analytical Services, Inc., an industry recognized analysis company, calculates rankings based on total return performance of funds within each category. Lipper rankings change monthly and do not reflect the effect of sales charges. Accordingly, the result in this table for the Class A, Class B and Class C shares of each Fund do not reflect the effects of the sales charges applicable to each Class. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains.

 ++ When measured against the Fund's benchmark, the Salomon Brothers High-Yield Market Index, these industries have a greater percentage allocation within the Fund, and are therefore considered "overweighted."




GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class
A) and the contingent deferred sales charge (Class B and C). Class A shares reflect the deduction of an annual 0.25% 12b-1fee. Class B & C shares are subject to an annual 12b-1 service and distribution fee of 1.00%. Class O shares are not subject to an annual 12b-1 fee. Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect a voluntary expense cap imposed by SBAM to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

PORTFOLIO OF INVESTMENTS
(June 30, 1998) (unaudited)
SALOMON BROTHERS ASIA GROWTH FUND
--------------------------------------------------------------------------------

  SHARES   DESCRIPTION                                                  VALUE

--------------------------------------------------------------------------------
           COMMON STOCKS -- 87.3%
           CHINA -- 3.1%
   296,250 Heilongjiang Electric Power, Class B*....................  $  112,575
   152,000 Shenzhen Fangda, Class B.................................     112,229
   899,800 Southeastern Power, Class B..............................     251,944
                                                                      ----------
                                                                         476,748
                                                                      ----------
           HONG KONG -- 37.0%
    60,000 Cheung Kong..............................................     295,082
   829,000 China Merchants Hai Hong Holdings........................     505,618
   206,000 China Resources Enterprises..............................     212,728
   254,000 China Telecom*...........................................     440,984
   652,000 Cosco Pacific............................................     233,548
   200,000 Dairy Farm International Holdings........................     214,000
   300,000 Guangdong Kelon Electronics*.............................     236,220
   100,000 Hong Kong Electric.......................................     309,797
   204,200 Hong Kong Telecom........................................     383,518
   137,000 Hong Kong & China Gas....................................     155,622
   127,000 Hutchison Whampoa........................................     670,491
    52,000 Jardine Matheson Holdings................................     140,400
 1,004,000 Legend Holdings*.........................................     301,317
   216,000 Li & Fung................................................     348,522
   181,000 New World Development....................................     350,458
 1,820,000 Quality Healthcare Asia*.................................     150,355
   146,000 Shanghai Industrial Holdings.............................     343,940
   930,000 Shenzhen Expressway*.....................................     171,666
    60,000 Vtech Holdings*..........................................     223,441
                                                                      ----------
                                                                       5,687,707
                                                                      ----------
           INDIA -- 5.5%
    10,000 Hindalco Industries--GDR*................................     140,000
    35,800 Mahanagar Tele Nigam--GDR*...............................     375,005
    30,500 Reliance Industries--GDR*................................     199,013
    12,000 State Bank of India--GDR.................................     142,200
                                                                      ----------
                                                                         856,218
                                                                      ----------
           MALAYSIA -- 4.0%
   157,000 Malaysia Assurance Alliance*.............................     137,010
   169,000 Malaysia International Shipping (a)......................     247,852
   190,000 Tenaga Nasional..........................................     230,289
                                                                      ----------
                                                                         615,151
                                                                      ----------
           SINGAPORE -- 12.4%
   276,000 DBS Land*................................................     229,727
    36,300 Development Bank of Singapore (a)........................     201,787
    92,000 GP Batteries International*..............................     168,466
   293,000 Lindeteves--Jacoberg*....................................     148,068
   257,000 Marco Polo Developments*.................................     194,049
    63,000 Overseas Chinese Banking.................................     215,369
    22,001 Singapore Press Holdings (a).............................     147,807
   354,000 Singapore Technologies Engineering*......................     250,452
   242,000 Singapore Telecommunications*............................     345,303
                                                                      ----------
                                                                       1,901,028
                                                                      ----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS ASIA GROWTH FUND (continued)

--------------------------------------------------------------
   SHARES   DESCRIPTION                               VALUE

--------------------------------------------------------------
            SOUTH KOREA -- 6.8%
      5,040 Dae Duck Electronics*.................. $  293,664
     29,020 Medison*...............................    255,748
      3,450 Pohang Iron & Steel*...................     97,495
      7,898 Samsung Display Devices*...............    215,714
        334 Samsung Electronic*....................     10,339
        994 Samsung Fire & Marine Insurance........    165,787
                                                    ----------
                                                     1,038,747
                                                    ----------
            TAIWAN -- 12.6%
     90,000 Aurora*................................    137,513
    316,800 BES Engineering*.......................    191,774
    333,600 China Steel............................    203,881
    100,600 Compal Electronics*....................    270,820
    243,600 Everest Textile*.......................    265,858
     36,000 Hon Hai Precision Industry*............    182,302
     18,750 Kinpo Electronics*.....................     29,740
    133,100 Shin Kong Life Insurance...............    267,281
    375,000 Taishin International Bank*............    220,457
     84,000 Taiwan Liton Electronic*...............    168,682
                                                    ----------
                                                     1,938,308
                                                    ----------
            THAILAND -- 5.9%
    462,000 Bangkok Expressway (a)*................    186,335
     42,600 BEC World Public Company*..............    162,719
    198,000 Electricity Generating Public
             Company*..............................    253,665
     53,400 Hana Microelectronics (a)*.............    136,826
     23,000 PTT Exploration & Production Public
             Company (a)*..........................    174,614
                                                    ----------
                                                       914,159
                                                    ----------
            TOTAL COMMON STOCKS
            (cost -- $16,306,080).................. 13,428,066
                                                    ----------
 PRINCIPAL
   AMOUNT
 ---------

            EQUITY-LINKED NOTES -- 2.6%
            INDIA -- 0.5%
 $  100,000 Reliance Industries Index Note due
             11/06/20 (b)..........................     69,718
                                                    ----------
            SINGAPORE -- 2.1%
    315,861 DBS Bank Equity Linked Note due
             07/24/01 .............................    324,899
                                                    ----------
            TOTAL EQUITY-LINKED NOTES
            (cost -- $429,837).....................    394,617
                                                    ----------
  WARRANTS
  --------
            WARRANTS* -- 0.2%
            HONG KONG -- 0.2%
  1,190,000 Shanghai Industries Warrants (cost --
              $206,537)............................     27,342
                                                    ----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS ASIA GROWTH FUND (concluded)

-----------------------------------------------------------
  RIGHTS   DESCRIPTION                             VALUE

-----------------------------------------------------------
           RIGHTS* -- 0.0%
           TAIWAN -- 0.0%
   16,240  Everest Textile Rights (cost --
             $0)..............................  $     5,435
                                                -----------
 CONTRACTS
 ---------
           PURCHASED OPTIONS* -- 0.4%
           HONG KONG -- 0.4%
      398  Hang Seng OTC Index Put (expiring
            09/29/98, exercise price 8,000
            HKD)..............................       23,324
    1,050  Hang Seng OTC Index Put (expiring
            07/30/98, exercise price 8,000
            HKD)..............................       35,782
                                                -----------
           TOTAL PURCHASED OPTIONS
           (cost -- $103,314).................       59,106
                                                -----------
           TOTAL INVESTMENTS -- 90.5%
           (cost -- $17,045,768)..............   13,914,566
                                                -----------
           Other assets in excess of
            liabilities -- 9.5%...............    1,466,485
                                                -----------
           NET ASSETS -- 100.0%...............  $15,381,051
                                                ===========

FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------------
                                                               UNREALIZED
           MATURITY  CONTRACTS TO   IN EXCHANGE CONTRACTS AT  APPRECIATION
            DATES   RECEIVE/DELIVER     FOR        VALUE     (DEPRECIATION)

---------------------------------------------------------------------------
PURCHASES
           07/02/98 SGD     343,196  $206,284     $204,004     $   (2,280)
           07/06/98 SGD     440,167   259,839      261,693          1,854
           07/02/98 THB  31,290,161   743,256      741,122         (2,134)
SALES
           07/01/98 HKD   2,242,777   289,435      289,502            (67)
           07/06/98 SGD     466,308   275,306      277,270         (1,964)
           07/15/98 SGD   1,634,000   938,433      970,165        (31,732)
           07/02/98 THB  24,780,000   600,000      586,926         13,074
           08/03/98 THB  24,780,000   572,286      571,934            352
                                                               ----------
                                                               $  (22,897)
                                                               ==========

* Non-income producing security.
(a) Foreign Shares.
(b) Each $100,000 note is equivalent to 19,526 shares of Reliance Industries Ltd. Redemption proceeds will be determined at date of redemption based on the change in (1) the value of the shares of Reliance Industries Ltd. and
    (2) the exchange rate between the U.S. Dollar and Indian Rupee. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Reliance Industries Ltd.

Abbreviations used in this statement:
GDRGlobal Depository Receipt.
HKDHong Kong Dollar.
SGDSingapore Dollar.
THBThai Baht.
OTCOver the Counter.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS CAPITAL FUND

--------------------------------------------------------------------------------
   SHARES   DESCRIPTION                                                VALUE

--------------------------------------------------------------------------------
            COMMON STOCKS -- 87.8%
            BASIC INDUSTRIES -- 7.9%
     90,000 Cytec Industries*....................................   $  3,982,500
    150,000 Geon.................................................      3,440,625
     50,000 Martin Marietta Materials............................      2,250,000
    125,000 OM Group.............................................      5,156,250
     24,100 Vulcan Materials.....................................      2,571,169
                                                                    ------------
                                                                      17,400,544
                                                                    ------------
            CAPITAL GOODS -- 0.7%
     40,000 Sealed Air*..........................................      1,470,000
                                                                    ------------
            CONSUMER CYCLICALS -- 9.8%
    100,000 Champion Enterprises*................................      2,937,500
    100,000 Costco Companies*....................................      6,306,250
     75,000 Dura Automotive Systems*.............................      2,409,375
     50,000 Federated Department Stores*.........................      2,690,621
    160,000 Gerber Childrenswear*................................      2,470,000
     75,000 Star Buffet*.........................................        618,750
    100,000 Tower Automotive*....................................      4,287,500
                                                                    ------------
                                                                      21,719,996
                                                                    ------------
            CONSUMER NON-CYCLICALS -- 30.1%
     75,000 Aurora Foods*........................................      1,584,375
     50,000 Cablevision Systems*.................................      4,175,000
     75,000 Emmis Broadcasting, Class A*.........................      3,585,938
    175,100 Food Lion, Class A...................................      1,593,750
    750,000 Food Lion, Class B...................................      7,546,875
    200,000 Hormel Foods.........................................      6,912,500
    240,000 John B. Sanfilippo & Sons*...........................      1,170,000
     30,000 Loews................................................      2,613,750
     84,900 Michael Foods........................................      2,493,938
    125,000 News Corporation--ADR*...............................      3,531,250
    175,000 Philip Morris Companies..............................      6,890,625
    375,000 RJR Nabisco Holdings.................................      8,906,250
    150,000 Tele-Communications TCI Ventures Group, Class A*.....      3,009,375
    175,000 Tyson Foods, Class A.................................      3,795,313
    275,000 U.S. Satellite Broadcasting*.........................      3,214,063
    100,000 Viacom, Class B*.....................................      5,825,000
                                                                    ------------
                                                                      66,848,002
                                                                    ------------
            ENERGY -- 3.3%
     20,000 Amerada Hess.........................................      1,086,250
    125,000 Halter Marine Group*.................................      1,882,813
    100,000 Nuevo Energy*........................................      3,212,500
    150,000 Paradigm Geophysical*................................      1,054,680
                                                                    ------------
                                                                       7,236,243
                                                                    ------------
            FINANCIAL SERVICES -- 8.4%
     75,000 Bank of New York.....................................      4,551,563
     40,000 BankBoston...........................................      2,225,000
     40,000 Fleet Financial Group................................      3,340,000
     60,000 Mercantile Bankshares................................      2,088,750


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS CAPITAL FUND (continued)

--------------------------------------------------------------------------------
   SHARES   DESCRIPTION                                                VALUE

--------------------------------------------------------------------------------
            FINANCIAL SERVICES -- (CONTINUED)
     75,000 Provident Companies..................................   $  2,587,500
     52,500 Travelers Group......................................      3,182,813
     30,000 Waddell & Reed Financial, Class A....................        718,125
                                                                    ------------
                                                                      18,693,751
                                                                    ------------
            HEALTH CARE -- 3.8%
     80,000 Centocor*............................................      2,900,000
    160,000 Combichem*...........................................      1,110,000
     60,000 Wellpoint Health Networks*...........................      4,440,000
                                                                    ------------
                                                                       8,450,000
                                                                    ------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     20,000 Glenborough Realty Trust.............................        527,500
                                                                    ------------
            TECHNOLOGY -- 15.3%
     26,000 ADC Telecommunications*..............................        949,811
     85,000 Applied Materials*...................................      2,507,500
     50,000 Applied Micro Circuits*..............................      1,293,750
    125,000 Aspect Telecommunications*...........................      3,421,875
    125,000 Cabletron Systems*...................................      1,679,688
    200,000 Integrated Process Equipment*........................      2,250,000
     25,000 International Business Machines......................      2,870,313
     50,000 LSI Logic*...........................................      1,153,125
    175,000 Plantronics*.........................................      9,012,500
    250,000 Seagate Technology*..................................      5,953,125
     50,000 Texas Instruments....................................      2,915,625
                                                                    ------------
                                                                      34,007,312
                                                                    ------------
            TELECOMMUNICATIONS & UTILITIES -- 7.3%
    100,000 Frontier.............................................      3,150,000
     50,000 NTL*.................................................      2,675,000
    300,000 Rogers Cantel Mobile Communications, Class B*........      3,750,000
    125,000 Williams Companies...................................      4,218,750
     50,000 Worldcom*............................................      2,421,875
                                                                    ------------
                                                                      16,215,625
                                                                    ------------
            TRANSPORTATION -- 1.0%
     50,000 Union Pacific........................................      2,206,250
                                                                    ------------
            TOTAL COMMON STOCKS
             (cost -- $164,322,996)..............................    194,775,223
                                                                    ------------
            PREFERRED STOCKS -- 0.5%
            CONSUMER CYCLICALS -- 0.5%
    178,940 Hollinger International, Series B, 7.000%
             (cost -- $1,220,475)................................      1,168,156
                                                                    ------------
            CONVERTIBLE PREFERRED STOCKS -- 3.7%
            CONSUMER CYCLICALS -- 3.7%
    175,000 Hollinger International 9.750%.......................      2,756,250
    125,000 BTI Capital Trust 6.500%.............................      5,421,875
                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
             (cost -- $8,528,444)................................      8,178,125
                                                                    ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS CAPITAL FUND (concluded)

-------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT   DESCRIPTION                                               VALUE

-------------------------------------------------------------------------------
            CONVERTIBLE CORPORATE BONDS -- 5.4%
            CONSUMER CYCLICALS -- 5.4%
 $8,500,000 Fine Host, 5.000%, due 11/01/04.....................   $  6,800,000
  4,000,000 Hollinger, Zero Coupon, due 10/05/13................      1,660,000
 15,000,000 Sunbeam, Zero Coupon, due 03/25/18..................      3,487,500
                                                                   ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
             (cost -- $10,824,308)..............................     11,947,500
                                                                   ------------
 CONTRACTS
 ---------  PURCHASED OPTIONS* -- 0.1%
     20,000 Nasdaq 100 Index Put (expiring July 1998, exercise
             price $1,220)......................................         62,500
     10,000 S&P 500 Index Put (expiring July 1998, exercise
             price $1,100)......................................         65,000
                                                                   ------------
            TOTAL PURCHASED OPTIONS
             (cost -- $358,400).................................        127,500
                                                                   ------------
            TOTAL INVESTMENTS -- 97.5%
             (cost -- $185,254,623).............................    216,196,504
                                                                   ------------
 PRINCIPAL
   AMOUNT
 ---------
            REPURCHASE AGREEMENT -- 2.4%
 $5,301,000 Repurchase Agreement, 5.650%, due 07/01/98, dated
             06/30/98, with Merrill Lynch, Pierce, Fenner &
             Smith, collateralized by $4,935,000 U.S. Treasury
             Bonds, 8.750%, due 08/15/00, valued at $5,409,994;
             proceeds: $5,301,832 (cost -- $5,301,000)..........      5,301,000
                                                                   ------------
            Other assets in excess of liabilities -- 0.1%.......        278,626
                                                                   ------------
            NET ASSETS -- 100.0%................................   $221,776,130
                                                                   ============

* Non-income producing security.
Abbreviation used in this statement:
ADR American Depository Receipt.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS INVESTORS FUND

-------------------------------------------------------------------------------
  SHARES   DESCRIPTION                                                 VALUE

-------------------------------------------------------------------------------
           COMMON STOCKS -- 91.9%
           BASIC INDUSTRIES -- 9.0%
   445,000 Cytec Industries*......................................  $19,691,250
   211,500 IMC Global.............................................    6,371,438
   200,000 Martin Marietta Materials..............................    9,000,000
   420,000 OM Group...............................................   17,325,000
   195,000 Unifi..................................................    6,678,750
   125,000 Union Camp.............................................    6,203,125
    76,800 Vulcan Materials.......................................    8,193,600
                                                                    -----------
                                                                     73,463,163
                                                                    -----------
           CAPITAL GOODS -- 4.2%
   160,000 AlliedSignal...........................................    7,100,000
   195,800 Chicago Bridge & Iron..................................    3,034,900
   104,300 Cooper Industries......................................    5,729,981
   290,000 Tyco International.....................................   18,270,000
                                                                    -----------
                                                                     34,134,881
                                                                    -----------
           CONSUMER CYCLICALS -- 10.7%
   120,000 Avon Products..........................................    9,300,000
   293,300 Champion Enterprises*..................................    8,615,688
   250,000 Costco Companies*......................................   15,765,625
   140,000 Federated Department Stores*...........................    7,533,750
   141,000 Lear*..................................................    7,235,063
   162,600 Sears, Roebuck.........................................    9,928,763
   230,000 Sherwin-Williams.......................................    7,618,750
   351,500 Tower Automotive*......................................   15,070,563
   270,000 U.S. Industries........................................    6,682,500
                                                                    -----------
                                                                     87,750,702
                                                                    -----------
           CONSUMER NON-CYCLICALS -- 13.8%
   100,000 Cablevision Systems*...................................    8,350,000
   823,500 Food Lion, Class A.....................................    8,749,688
    75,000 Loews..................................................    6,534,375
   405,000 News Corporation--ADR*.................................   11,441,250
   435,700 Philip Morris Companies................................   17,155,688
   307,000 RJR Nabisco Holdings...................................    7,291,250
   712,070 Tele-Communications, TCI Ventures Group, Class A*......   14,285,904
   211,000 Tele-Communications, Liberty Media Group, Class A*.....    8,189,438
   360,000 Tyson Foods, Class A...................................    7,807,500
   390,900 Viacom, Class B*.......................................   22,769,925
                                                                    -----------
                                                                    112,575,018
                                                                    -----------
           ENERGY -- 8.3%
   114,500 Amerada Hess*..........................................    6,218,781
   152,600 Mobil..................................................   11,692,975
   204,000 Royal Dutch Petroleum, 5 Guilder.......................   11,181,750
    98,000 Schlumberger...........................................    6,694,625
   400,000 Suncor.................................................   13,900,000
   325,000 Talisman Energy*.......................................    9,465,625
   133,557 TOTAL--ADR.............................................    8,731,289
                                                                    -----------
                                                                     67,885,045
                                                                    -----------
           FINANCIAL SERVICES -- 16.0%
    85,600 American Express.......................................    9,758,400
    70,300 Associates First Capital...............................    5,404,313

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS INVESTORS FUND (continued)

--------------------------------------------------------------------------------
  SHARES   DESCRIPTION                                                  VALUE

--------------------------------------------------------------------------------
           FINANCIAL SERVICES -- (CONTINUED)
   364,400 Bank of New York........................................  $22,114,525
    19,000 BankAmerica.............................................    1,642,313
   303,600 BankBoston..............................................   16,887,750
   127,800 Dime Bancorp............................................    3,826,013
   294,000 Federal Home Loan Mortgage..............................   13,836,375
   245,100 Nationwide Financial Services, Class A..................   12,500,100
   202,600 Provident Companies.....................................    6,989,700
   265,050 SunAmerica..............................................   15,223,809
   334,027 Travelers Group.........................................   20,250,387
    85,200 Waddell & Reed Financial, Class A.......................    2,039,475
                                                                     -----------
                                                                     130,473,160
                                                                     -----------
           HEALTH CARE -- 7.8%
   220,000 Abbott Laboratories.....................................    8,992,500
   185,000 American Home Products..................................    9,573,750
   561,000 HEALTHSOUTH.............................................   14,971,688
   120,000 Johnson & Johnson.......................................    8,850,000
   125,000 Warner-Lambert Company..................................    8,671,875
   174,100 Wellpoint Health Networks*..............................   12,883,400
                                                                     -----------
                                                                      63,943,213
                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS -- 4.8%
   235,000 Arden Realty Group......................................    6,080,625
   169,000 Brandywine Realty Trust.................................    3,781,369
   225,000 Crescent Real Estate Equities...........................    7,565,625
   234,800 Glenborough Realty Trust................................    6,192,850
   146,200 Mills...................................................    3,508,800
   174,002 Patriot American Hospitality............................    4,165,173
   160,000 Starwood Hotels & Resorts...............................    7,730,000
                                                                     -----------
                                                                      39,024,442
                                                                     -----------
           TECHNOLOGY -- 9.2%
    37,000 ADC Telecommunications*.................................    1,351,654
   114,000 Applied Materials*......................................    3,363,000
    62,000 ASM Lithography Holdings*...............................    1,801,875
   292,000 Aspect Telecommunications*..............................    7,993,500
   240,000 Cognizant...............................................   15,120,000
    90,000 Intel...................................................    6,671,250
   120,000 International Business Machines.........................   13,777,500
   113,200 Plantronics*............................................    5,829,800
   110,000 Quantum.................................................    2,282,500
   292,500 Seagate Technology*.....................................    6,965,156
   180,000 Texas Instruments.......................................   10,496,250
                                                                     -----------
                                                                      75,652,485
                                                                     -----------
           TELECOMMUNICATIONS & UTILITIES -- 4.7%
   258,000 Bell Atlantic...........................................   11,771,250
   261,800 Frontier................................................    8,246,700
   236,400 Williams Companies......................................    7,978,500
   215,000 Worldcom*...............................................   10,414,063
                                                                     -----------
                                                                      38,410,513
                                                                     -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS INVESTORS FUND (concluded)

-------------------------------------------------------------------------------
   SHARES   DESCRIPTION                                               VALUE

-------------------------------------------------------------------------------
            TRANSPORTATION -- 3.4%
    126,500 Canadian National Railway...........................   $  6,720,313
    612,500 Canadian Pacific*...................................     17,379,688
     86,000 Union Pacific.......................................      3,794,750
                                                                   ------------
                                                                     27,894,751
                                                                   ------------
            TOTAL COMMON STOCKS
             (cost -- $501,885,991).............................    751,207,373
                                                                   ------------
            CONVERTIBLE PREFERRED STOCKS -- 1.5%
            CAPITAL GOODS -- 0.8%
    150,000 Sealed Air 4.000%...................................      6,300,000
                                                                   ------------
            TRANSPORTATION -- 0.7%
    125,000 Union Pacific Capital Trust 6.250%..................      5,765,625
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
             (cost -- $14,900,167)..............................     12,065,625
                                                                   ------------
 PRINCIPAL
   AMOUNT

------
            CONVERTIBLE CORPORATE BONDS -- 0.4%
            CONSUMER CYCLICALS -- 0.4%
 $2,000,000 Federated Department Stores, 5.000%, due 10/01/03
             (cost -- $2,000,000)...............................      3,188,750
                                                                   ------------
            TOTAL INVESTMENTS -- 93.8%
            (cost -- $518,786,158)..............................    766,461,748
                                                                   ------------
            REPURCHASE AGREEMENTS -- 5.4%
 21,696,000 Repurchase Agreement, 5.480%, due 07/01/98, dated
             06/30/98, with J.P. Morgan Securities,
             collateralized by $22,298,000 U.S. Treasury Bonds,
             5.375%, due 06/30/03, valued at $22,130,765;
             proceeds: $21,699,303..............................     21,696,000
 23,000,000 Repurchase Agreement, 5.650%, due 07/01/98, dated
             06/30/98, with Merrill Lynch, Pierce, Fenner &
             Smith, collateralized by $21,405,000 U.S. Treasury
             Bonds, 8.750%, due 08/15/00, valued at $23,465,231;
             proceeds: $23,003,610..............................     23,000,000
                                                                   ------------
            TOTAL REPURCHASE AGREEMENTS
             (cost -- $44,696,000)..............................     44,696,000
                                                                   ------------
            Other assets in excess of liabilities -- 0.8%.......      6,161,788
                                                                   ------------
            NET ASSETS -- 100.0%................................   $817,319,536
                                                                   ============

* Non-income producing security.
Abbreviation used in this statement:
ADRAmerican Depository Receipt.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND

--------------------------------------------------------------------------------
   SHARES    DESCRIPTION                                               VALUE

--------------------------------------------------------------------------------
             COMMON STOCKS -- 45.2%
             BASIC INDUSTRIES -- 5.0%
      22,000 Aluminum Company of America.........................   $  1,450,625
      75,000 Geon................................................      1,720,303
      60,000 Lyondell Petrochemical..............................      1,826,250
      10,000 Monsanto............................................        558,750
      16,000 Nalco Chemical......................................        562,000
      20,000 Union Camp..........................................        992,500
      15,800 Vulcan Materials....................................      1,685,663
      20,000 Weyerhauser.........................................        923,750
      26,000 Willamette Industries...............................        832,000
                                                                    ------------
                                                                      10,551,841
                                                                    ------------
             CAPITAL GOODS -- 1.2%
      15,000 Fluor...............................................        765,000
      43,000 Stone & Webster.....................................      1,703,875
                                                                    ------------
                                                                       2,468,875
                                                                    ------------
             CONSUMER CYCLICALS -- 4.1%
      30,000 Chrysler............................................      1,691,250
      20,726 Cooper Industries...................................      1,138,635
      19,000 Eastman Kodak.......................................      1,388,188
      22,100 May Department Stores...............................      1,447,550
      48,000 Sears, Roebuck......................................      2,931,000
                                                                    ------------
                                                                       8,596,623
                                                                    ------------
             CONSUMER NON-CYCLICALS -- 4.2%
      35,000 Avon Products.......................................      2,712,500
      67,000 Food Lion, Class A..................................        711,875
      83,000 Food Lion, Class B..................................        835,188
      50,000 Hormel Foods........................................      1,728,125
      30,000 Philip Morris Companies.............................      1,181,250
      15,000 Ralston-Purina......................................      1,752,188
                                                                    ------------
                                                                       8,921,126
                                                                    ------------
             ENERGY -- 6.5%
      25,000 Amerada Hess........................................      1,357,813
      23,000 Amoco...............................................        957,375
      50,000 Dresser Industries..................................      2,203,125
      23,000 Exxon...............................................      1,640,188
      14,000 Mobil...............................................      1,072,750
      16,000 Royal Dutch Petroleum, 5 Guilder....................        877,000
      20,000 Schlumberger........................................      1,366,250
      95,000 Suncor..............................................      3,301,250
      12,000 Texaco..............................................        716,250
                                                                    ------------
                                                                      13,492,001
                                                                    ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (continued)

--------------------------------------------------------------------------------
   SHARES    DESCRIPTION                                               VALUE

--------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 4.5%
      15,000 Allstate............................................   $  1,373,438
      20,000 Bay View Capital....................................        635,000
      18,000 Chubb...............................................      1,446,750
      30,000 Cigna...............................................      2,070,000
      15,000 Fleet Financial Group...............................      1,252,500
      23,000 Marsh & McLennan....................................      1,390,063
      14,300 Merrill Lynch.......................................        450,450
       5,700 Nationwide Financial Services, Class A..............        290,700
      20,300 Waddell & Reed Financial, Class A...................        485,931
                                                                    ------------
                                                                       9,394,832
                                                                    ------------
             HEALTH CARE -- 1.6%
      42,000 American Home Products..............................      2,173,500
      26,000 Bausch & Lomb.......................................      1,303,250
                                                                    ------------
                                                                       3,476,750
                                                                    ------------
             REAL ESTATE INVESTMENT TRUSTS -- 6.9%
      67,500 Arden Realty Group..................................      1,746,563
      35,000 Bedford Property Investors..........................        638,750
      55,000 Brandywine Realty Trust.............................      1,230,625
      28,600 Crescent Real Estate Equities.......................        961,675
      45,000 Duke Realty Investments.............................      1,063,125
      70,000 Excel Realty Trust..................................      2,016,875
      65,000 Glenborough Realty Trust............................      1,714,375
      31,300 JDN Realty..........................................        997,688
      75,000 Mid Atlantic Realty Trust...........................        923,438
      30,000 Patriot American Hospitality........................        718,125
      18,000 Prentiss Properties Trust...........................        437,625
      35,000 Reckson Associates Realty...........................        826,875
       5,600 Reckson Service Industries*.........................         19,425
      35,000 Sun Communities.....................................      1,159,375
                                                                    ------------
                                                                      14,454,539
                                                                    ------------
             TECHNOLOGY -- 0.8%
      36,000 Pitney Bowes........................................      1,732,500
                                                                    ------------
             TELECOMMUNICATIONS & UTILITIES -- 7.2%
      80,000 BCE.................................................      3,415,000
      40,000 Bell Atlantic.......................................      1,825,000
      40,000 Edison International................................      1,182,500
      60,000 Frontier............................................      1,890,000
      28,000 GTE.................................................      1,557,500
      45,000 Houston Industries..................................      1,389,375
      50,000 SBC Communications..................................      2,000,000
      58,000 Williams Companies..................................      1,957,500
                                                                    ------------
                                                                      15,216,875
                                                                    ------------
             TRANSPORTATION -- 3.2%
      70,000 Canadian National Railway...........................      3,718,750
      25,000 Canadian Pacific....................................        709,375
      50,000 Union Pacific.......................................      2,206,250
                                                                    ------------
                                                                       6,634,375
                                                                    ------------
             TOTAL COMMON STOCKS
              (cost -- $80,230,544)..............................     94,940,337
                                                                    ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (continued)

-------------------------------------------------------------------------------
                                               INTEREST    MATURITY
   SHARES    DESCRIPTION                         RATE        DATE      VALUE

-------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED
              STOCKS -- 3.3%
             CAPITAL GOODS -- 0.1%
       4,000 Sealed Air 4.000%...................................   $   168,000
                                                                    -----------
             CONSUMER CYCLICALS -- 0.6%
      15,000 BTI Capital Trust 6.500%............................       650,625
      25,000 Hollinger International 9.750%......................       393,750
       3,000 Host Marriott 6.750%................................       158,625
                                                                    -----------
                                                                      1,203,000
                                                                    -----------
             CONSUMER NON-CYCLICALS --
               0.3%
      10,000 Ralston Purina 7.000%...............................       635,000
                                                                    -----------
             ENERGY -- 0.3%
      15,000 Chesapeake Energy 7.000%............................       635,625
                                                                    -----------
             FINANCIAL SERVICES -- 0.9%
      10,000 Finova Finance Trust 5.500%.........................       785,000
      12,500 Fleetwood Capital Trust 6.000%......................       662,500
       5,000 Morgan Stanley Amat Reset Performance $2.37.........       168,750
      12,000 Sun Financing 7.000%................................       272,250
                                                                    -----------
                                                                      1,888,500
                                                                    -----------
             MEDIA -- 0.3%
      10,000 Cablevision Systems 8.500%..........................       639,375
                                                                    -----------
             TECHNOLOGY -- 0.1%
      12,000 Sensormatic Electrictronics 6.500%..................       289,500
                                                                    -----------
             TELECOMMUNICATIONS &
              UTILITIES -- 0.4%
      20,000 Skytel Communications $2.25.........................       710,000
                                                                    -----------
             TRANSPORTATION -- 0.3%
      15,000 Union Pacific Capital Trust 6.250%..................       691,875
                                                                    -----------
             TOTAL CONVERTIBLE PREFERRED STOCKS
              (cost -- $6,455,298)...............................     6,860,875
                                                                    -----------
  PRINCIPAL
   AMOUNT
  ---------

             CORPORATE BONDS -- 21.5%
             BASIC INDUSTRIES -- 2.3%
 $   200,000 Berry Plastics...............         12.250% 04/15/04     218,000
     125,000 Commonwealth Aluminum........         10.750  10/01/06     128,750
     200,000 Doman Industries Limited.....          8.750  03/15/04     195,500
     250,000 Envirosource.................          9.750  06/15/03     252,500
     125,000 Indesco International........          9.750  04/15/08     124,375
     250,000 Millar Western Forest........          9.875  05/15/08     245,000
     575,000 Pohang Iron & Steel..........          7.500  08/01/02     496,886
   1,200,000 Praxair......................          6.150  04/15/03   1,200,492
     250,000 P&L Coal Holdings............          9.625  05/15/08     258,125
     200,000 Radnor Holdings..............         10.000  12/01/03     209,000
     910,000 Raytheon.....................          5.950  03/15/01     906,615
     100,000 Renco Metals.................         11.500  07/01/03     106,000
     250,000 Stone Container..............         12.250  04/01/02     258,750
     150,000 Tekni-Plex...................         11.250  04/01/07     165,750
                                                                    -----------
                                                                      4,765,743
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (continued)

------------------------------------------------------------------------------
 PRINCIPAL                                   INTEREST     MATURITY
   AMOUNT   DESCRIPTION                        RATE         DATE      VALUE

------------------------------------------------------------------------------
            CONSUMER CYCLICALS -- 1.1%
  $ 250,000 Cole National Group..........          8.625% 08/15/07 $   252,500
    100,000 Collins & Aikman Flooring....         10.000  01/15/07     104,250
    250,000 Prime Hospitality............          9.750  04/01/07     265,625
  1,700,000 Staples......................          7.125  08/15/07   1,760,639
                                                                   -----------
                                                                     2,383,014
                                                                   -----------
            CONSUMER NON - CYCLICALS --
              2.5%
    350,000 American Safety Razor........          9.875  08/01/05     374,500
    250,000 Ameriserve Food..............         10.125  07/15/07     258,750
    250,000 B&G Foods....................          9.625  08/01/07     253,750
    100,000 Carr-Gottstein Foods.........         12.000  11/15/05     111,000
    200,000 CFP Holdings.................         11.625  01/15/04     188,500
    250,000 Dade International...........         11.125  05/01/06     282,500
    250,000 Delta Beverage...............          9.750  12/15/03     261,875
    250,000 Ekco Group...................          9.250  04/01/06     260,625
    125,000 Fisher Scientific
             International...............          9.000  02/01/08     124,375
    125,000 French Fragrances............         10.375  05/15/07     133,125
    100,000 Fresenius Medical Care.......          9.000  12/01/06     103,250
    250,000 Grand Casinos................          9.000  10/15/04     271,250
    200,000 Hines Horticulture...........         11.750  10/15/05     220,000
    150,000 Integrated Health Services...          9.500  09/15/07     157,125
    250,000 Jitney-Jungle Stores.........         12.000  03/01/06     281,250
    250,000 North Altlantic Trading......         11.000  06/15/04     251,250
    400,000 Revlon Worldwide (a).........  10.906-11.591  03/15/01     311,000
    250,000 Ridell Sports................         10.500  07/15/07     253,125
    250,000 SC International Services....          9.250  09/01/07     260,000
    100,000 Selmer.......................         11.000  05/15/05     109,000
    250,000 Shop Vac.....................         10.625  09/01/03     276,250
    200,000 Stroh Brewery................         11.100  07/01/06     121,250
    375,000 Vencor.......................          9.875  05/01/05     366,563
                                                                   -----------
                                                                     5,230,313
                                                                   -----------
            DATA TECHNOLOGY/INFORMATION
             SERVICES -- 1.4%
    250,000 Decisionone..................          9.750  08/01/07     242,500
  1,725,000 First Data...................          6.375  12/15/07   1,755,326
    250,000 Unisys.......................          7.875  04/01/08     255,000
    750,000 Xilinx.......................          5.250  11/01/02     701,250
                                                                   -----------
                                                                     2,954,076
                                                                   -----------
            ENERGY -- 1.9%
    250,000 Bellwether Exploration.......         10.875  04/01/07     263,750
    200,000 Benton Oil & Gas.............         11.625  05/01/03     213,000
    150,000 Clark Refining & Marketing...          8.875  11/15/07     150,375
    200,000 Cliffs Drilling..............         10.250  05/15/03     214,000
    250,000 Dailey International.........          9.500  02/15/08     244,375
    250,000 Dawson Product Services......          9.375  02/01/07     252,500
    850,000 Empresa Electric.............          7.300  05/01/03     828,716
    200,000 National Energy..............         10.750  11/01/06     180,000
  1,350,000 Norsk Hydro..................          6.700  01/15/18   1,377,500
    200,000 Transamerican Energy (Zero
             Coupon until 06/15/99,
             13.000% thereafter) (a).....         13.000  06/15/02     164,000
                                                                   -----------
                                                                     3,888,216
                                                                   -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (continued)

-------------------------------------------------------------------------------
 PRINCIPAL                                    INTEREST     MATURITY
   AMOUNT   DESCRIPTION                         RATE         DATE      VALUE

-------------------------------------------------------------------------------
            FINANCIAL/LEASING -- 5.5%
 $  500,000 Banc One.....................           7.600% 05/01/07 $   542,550
  1,185,419 Banc One Auto Grantor Trust
             (c).........................           6.290  07/20/04   1,192,365
  2,275,000 Ford Credit Auto Owner Trust
             (c).........................           5.850  10/15/01   2,272,156
    785,264 Green Tree Financial.........           7.070  02/15/16     812,748
    275,000 Maylayan Bank................           7.125  09/15/05     232,647
  1,875,000 Merrill Lynch................           6.000  02/12/03   1,867,725
  2,800,000 Nationsbank Credit Card
             Master Trust (c)............           6.450  04/15/03   2,831,500
  1,350,000 Sears Roebuck Acceptance.....           7.000  06/15/07   1,408,685
    250,000 Williams Scotsman............           9.875  06/01/07     260,000
                                                                    -----------
                                                                     11,420,376
                                                                    -----------
            HOUSING RELATED -- 0.2%
    250,000 CB Richard Ellis.............           8.875  06/01/06     248,125
    250,000 Nortek.......................           9.125  09/01/07     253,750
                                                                    -----------
                                                                        501,875
                                                                    -----------
            MANUFACTURING -- 1.8%
    100,000 Alvey Systems................          11.375  01/31/03     107,500
    250,000 Axiohm Transaction Solution..           9.750  10/01/07     254,375
    250,000 BE Aerospace.................           8.000  03/01/08     249,375
    250,000 Burke Industries.............          10.000  08/15/07     252,500
  1,300,000 Dana.........................           6.500  03/15/08   1,320,345
    250,000 High Voltage Engineering.....          10.500  08/15/04     258,750
    250,000 Insilco......................          10.250  08/15/07     257,500
    250,000 International Knife & Saw....          11.375  11/15/06     266,250
    250,000 Navistar International.......           8.000  02/01/08     252,500
    200,000 Packard Bioscience...........           9.375  03/01/07     194,000
    250,000 Polymer Group................           9.000  07/01/07     254,063
    250,000 Venture Holding Trust........           9.500  07/01/05     254,375
                                                                    -----------
                                                                      3,921,533
                                                                    -----------
            MEDIA -- 3.6%
    200,000 Adelphia Communications......          10.500  07/15/04     218,500
    200,000 American Media Operation.....          11.625  11/15/04     216,000
  1,825,000 Belo (A.H.)..................           7.250  09/15/27   1,934,683
    500,000 Century Communications (a)...     8.592-8.878  01/15/08     226,875
    250,000 Cinemark USA.................           9.625  08/01/08     258,750
    250,000 Comcast Cellular.............           9.500  05/01/07     259,375
    250,000 Diamond Cable (Zero Coupon
             until 12/15/00, 11.750%
             thereafter) (a).............   10.594-11.750  12/15/05     207,500
    250,000 Falcon Holding Group.........           8.375  04/15/10     247,500
    250,000 Granite Broadcasting.........           8.875  05/15/08     252,813
  1,700,000 GTE..........................           6.940  04/15/28   1,713,260
  1,000,000 Hollinger (a)................     5.928-6.637  10/05/13     415,000
    125,000 ICG Holdings (Zero Coupon
             until 09/15/00, 13.500%
             thereafter) (a).............          12.725  09/15/05     106,875
    250,000 Intermedia Communication.....           8.600  06/01/08     251,875
    400,000 International CableTel (Zero
             Coupon until 02/01/01,
             11.500% thereafter) (a).....    9.866-11.804  02/01/06     327,000
    375,000 LIN Holdings (a).............           9.915  03/01/08     251,250
    200,000 Marcus Cable (Zero Coupon
             until 06/15/00, 14.125%
             thereafter) (a).............   12.642-12.921  12/15/05     186,000
    250,000 Rogers Communications........           8.875  07/15/07     251,875
    200,000 SFX Broadcasting.............          10.750  05/15/06     220,500
                                                                    -----------
                                                                      7,545,631
                                                                    -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (continued)

-------------------------------------------------------------------------------------------------------
 PRINCIPAL                                                            INTEREST     MATURITY
   AMOUNT   DESCRIPTION                                                 RATE         DATE      VALUE

-------------------------------------------------------------------------------------------------------
            SERVICES/OTHER -- 0.8%
 $  250,000 Allied Waste(Zero Coupon until 06/01/02, 11.300%
             thereafter) (a)......................................         10.742% 06/01/07  $  183,750
    250,000 American Eco..........................................          9.625  05/15/08     253,750
    100,000 Borg-Warner...........................................          9.125  05/01/03     104,250
    200,000 CSC Holdings..........................................         10.500  05/15/16     233,000
    250,000 Iron Mountain.........................................         10.125  10/01/06     271,250
    125,000 LES...................................................          9.250  06/01/08     126,875
    250,000 Loomis Fargo..........................................         10.000  01/15/04     250,000
    200,000 Norcal Waste Systems*.................................         13.500  11/15/05     234,000
                                                                                            -----------
                                                                                              1,656,875
                                                                                            -----------
            TRANSPORTATION -- 0.4%
    250,000 Enterprises Shipholding...............................          8.875  05/01/08     248,125
    200,000 Holt Group............................................          9.750  01/15/06     201,000
    200,000 Ryder TRS.............................................         10.000  12/01/06     232,000
    400,000 TFM(Zero Coupon until 06/15/02, 11.750% thereafter)
             (a)..................................................         11.398  06/15/09     251,000
                                                                                            -----------
                                                                                                932,125
                                                                                            -----------
            TOTAL CORPORATE BONDS
             (cost -- $44,790,143)................................                           45,199,777
                                                                                            -----------
            CONVERTIBLE CORPORATE
             BONDS -- 7.2%
            CONSUMER CYCLICALS -- 0.9%
  1,000,000 Costco Companies (a)..................................  1.414 - 3.500  08/19/17     766,250
    500,000 Fine Host.............................................          5.000  11/01/04     400,000
    750,000 Tower Automotive......................................          5.000  08/01/04     775,876
                                                                                            -----------
                                                                                              1,942,126
                                                                                            -----------
            CONSUMER NON-CYCLICALS -- 0.9%
    100,000 Alberto - Culver......................................          5.500  06/30/05     157,875
  1,750,000 AMF Bowling (a).......................................  7.000 - 7.313  05/12/18     455,000
  1,500,000 First Boston/RJR Nabisco..............................          1.000  04/02/05   1,282,500
                                                                                            -----------
                                                                                              1,895,375
                                                                                            -----------
            FINANCIAL/LEASING -- 0.4%
    750,000 Xerox Credit..........................................          2.875  07/01/02     860,625
                                                                                            -----------
            HEALTH CARE -- 0.6%
    750,000 Centocor..............................................          4.750  02/15/05     749,063
    600,000 HEALTHSOUTH...........................................          3.250  04/01/03     599,250
                                                                                            -----------
                                                                                              1,348,313
                                                                                            -----------
            MANUFACTURING -- 0.3%
    750,000 Mark IV Industries....................................          4.750  11/01/04     694,688
                                                                                            -----------
            MEDIA -- 0.3%
    600,000 Clear Channel Communications..........................          2.625  04/01/03     643,500
                                                                                            -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (continued)

------------------------------------------------------------------------------
 PRINCIPAL                                      INTEREST  MATURITY
   AMOUNT   DESCRIPTION                           RATE      DATE      VALUE

------------------------------------------------------------------------------
            TECHNOLOGY -- 2.1%
 $  750,000 Cypress Semiconductor.............     6.000% 10/01/02 $   660,000
    750,000 Emcor Group.......................     5.750  04/01/05     723,750
    900,000 Integrated Process Equipment......     6.250  09/15/04     726,000
    850,000 Micron Technology.................     7.000  07/01/04     796,875
    750,000 Quantum...........................     7.000  08/01/04     706,875
    600,000 VLSI Technology...................     8.250  10/01/05     589,500
                                                                   -----------
                                                                     4,203,000
                                                                   -----------
            TELECOMMUNICATIONS & UTILITIES --
              1.4%
    750,000 Bell Atlantic.....................     5.750  04/01/03     769,688
    750,000 DSC Communications................     7.000  08/01/04     790,781
    750,000 Synoptics Communications..........     5.250  05/15/03     762,188
    750,000 Tele-Communications...............     4.500  02/15/06     674,063
                                                                   -----------
                                                                     2,996,720
                                                                   -----------
            TRANSPORTATION -- 0.3%
    750,000 Halter Marine Group...............     4.500  09/15/04     608,438
                                                                   -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
             (cost -- $15,218,473)............                      15,192,785
                                                                   -----------
            U.S. GOVERNMENT & AGENCY -- 15.7%
  1,156,521 Federal Home Loan Mortgage
             Corporation......................     8.000  07/01/20   1,212,277
    516,979 Federal Home Loan Mortgage
             Corporation......................     6.500  03/01/26     516,286
    381,752 Federal Home Loan Mortgage
             Corporation......................     6.500  05/01/26     381,569
  2,500,000 Federal Home Loan Mortgage
             Corporation Gold (b).............     6.500     **      2,492,969
  2,425,000 Federal National Mortgage
             Association (b)..................     7.000     **      2,459,859
     36,531 Federal National Mortgage
             Association......................     6.500  10/01/10      36,890
    263,836 Federal National Mortgage
             Association......................     6.500  10/01/11     265,648
  1,885,000 Federal National Mortgage
             Association (b)..................     6.500     **      1,896,192
     83,765 Federal National Mortgage
             Association......................     7.500  08/01/23      85,949
  1,294,507 Federal National Mortgage
             Association......................     9.000  01/01/24   1,379,439
    735,038 Federal National Mortgage
             Association......................     7.574  11/01/24     756,972
  2,475,000 Federal National Mortgage
             Association (b)..................     8.000     **      2,561,625
     74,008 Federal National Mortgage
             Association......................     7.000  09/01/25      75,088
     76,885 Federal National Mortgage
             Association......................     6.500  12/01/25      76,752
    260,045 Federal National Mortgage
             Association......................     7.000  03/01/26     264,024
    461,204 Federal National Mortgage
             Association......................     6.500  06/01/26     460,406
  3,050,000 Federal National Mortgage
             Association (b)..................     7.500     **      3,129,109
  3,260,000 Federal National Mortgage
             Association (b)..................     6.500     **      3,246,756
    429,498 Federal National Mortgage
             Association......................     7.000  03/01/27     436,071
    639,722 Government National Mortgage
             Association......................     7.000  09/20/22     654,717
     68,427 Government National Mortgage
             Association......................     7.500  01/15/23      70,423
    167,403 Government National Mortgage
             Association......................     7.500  03/15/26     172,164
    412,286 Government National Mortgage
             Association......................     7.500  03/15/27     423,925
    800,000 U.S. Treasury Note (c)............     6.500  10/15/06     849,496
    555,000 U.S. Treasury Note (c)............     6.625  05/15/07     596,103
  5,025,000 U.S. Treasury Note (c)............     6.125  08/15/07   5,228,362
  1,160,000 U.S. Treasury Note (d)............     5.625  05/15/08   1,175,764
  1,850,000 U.S. Treasury Note (d)............     6.125  11/15/27   1,982,386
                                                                   -----------
            TOTAL U.S. GOVERNMENT & AGENCY
             (cost -- $32,430,162)............                      32,887,221
                                                                   -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS TOTAL RETURN FUND (concluded)

-------------------------------------------------------------------------------
  PRINCIPAL                                     INTEREST MATURITY
    AMOUNT    DESCRIPTION                         RATE     DATE      VALUE

-------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES --
               1.2%
              FINANCIAL/LEASING -- 1.2%
 $  2,500,000 Contimortgage Home Equity Loan
               Trust (c)
               (cost -- $2,499,640)..........    6.130%  03/15/13 $  2,505,078
                                                                  ------------
              TOTAL INVESTMENTS -- 94.1%
               (cost -- $181,624,260)........                      197,586,073
                                                                  ------------
              REPURCHASE AGREEMENT -- 15.6%
   32,973,000 Repurchase Agreement dated
               06/30/98, with J.P. Morgan
               Securities, collateralized by
               $33,887,000 U.S. Treasury
               Bonds, 5.375%, due 06/30/03,
               valued at $33,632,848;
               proceeds: $32,978,019 (cost --
                $32,973,000) ................    5.480   07/01/98   32,973,000
                                                                  ------------
              Liabilities in excess of other
               assets -- (9.7%)..............                      (20,481,708)
                                                                  ------------
              NET ASSETS -- 100.0%...........                     $210,077,365
                                                                  ============

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
** To be announced.
(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(b) Mortgage dollar roll. See Note 1.
(c) All or part of the security is segregated as collateral for mortgage dollar rolls.
(d) All or part of the security is subject to repurchase under reverse repur-chase agreements as of June 30, 1998.
Abbreviation used in this statement:
ADRAmerican Depository Receipt.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND

-------------------------------------------------------------------------------
  PRINCIPAL                                     INTEREST  MATURITY
   AMOUNT    DESCRIPTION                          RATE      DATE      VALUE

-------------------------------------------------------------------------------
             CORPORATE BONDS -- 74.0%
             BASIC INDUSTRIES -- 9.6%
  $1,500,000 AEI Holding.....................     10.000% 11/15/07 $  1,492,500
   3,000,000 Asia Pulp & Paper...............     12.000  12/29/49    2,070,000
     500,000 Asia Pulp & Paper International
              Finance........................     11.750  10/01/05      440,000
   1,500,000 Berry Plastics..................     12.250  04/15/04    1,635,000
   2,500,000 Commonwealth Aluminum...........     10.750  10/01/06    2,575,000
   1,500,000 Doman Industries Limited........      8.750  03/15/04    1,466,250
   4,000,000 Envirosource....................      9.750  06/15/03    4,037,500
   2,000,000 Glencore Nickel Property........      9.000  12/01/14    1,920,000
   2,000,000 Huntsman Packaging..............      9.125  10/01/07    2,040,000
   5,000,000 Indesco International...........      9.750  04/15/08    4,975,000
   3,000,000 Murrin Murrin...................      9.375  08/31/07    2,940,000
   6,000,000 PCI Chemicals (f)...............      9.250  10/15/07    5,940,000
   3,000,000 Pindo Deli Fin Mauritius........     10.750  10/01/07    2,107,500
   2,500,000 Plastic Containers..............     10.000  12/15/06    2,675,000
   2,250,000 Polytama (a)....................     11.250  06/15/07      953,438
   2,000,000 P&L Coal Holdings...............      9.625  05/15/08    2,065,000
   4,000,000 Radnor Holdings.................     10.000  12/01/03    4,180,000
   1,000,000 Renco Metals....................     11.500  07/01/03    1,060,000
   2,000,000 Stone Container.................     12.250  04/01/02    2,070,000
   4,000,000 Tekni-Plex......................     11.250  04/01/07    4,420,000
   4,300,000 Tembec Finance..................      9.875  09/30/05    4,536,500
   3,500,000 Texas Petrochemical.............     11.125  07/01/06    3,815,000
   5,000,000 Tjiwi Kimia Financial...........     10.000  08/01/04    3,562,500
   1,500,000 Wheeling-Pittsburgh.............      9.250  11/15/07    1,530,000
                                                                   ------------
                                                                     64,506,188
                                                                   ------------
             CONSUMER CYCLICALS -- 4.2%
   3,800,000 Advance Holdings (Zero Coupon
              until 04/15/03, 12.875%
              thereafter) (b)................     12.875  04/15/09    2,261,000
   3,300,000 Cole National Group.............      9.875  12/31/06    3,564,000
   1,000,000 Cole National Group.............      8.625  08/15/07    1,010,000
   5,000,000 Collins & Aikman Flooring (f)...     10.000  01/15/07    5,212,500
   2,000,000 Hills Stores....................     12.500  07/01/03    1,985,000
   2,500,000 Leslie's Poolmart...............     10.375  07/15/04    2,662,500
   2,000,000 Maxim Group.....................      9.250  10/15/07    2,055,000
   5,000,000 Musicland Group.................      9.875  03/15/08    4,975,000
   3,250,000 Polysindo International
              Finance........................      9.375  07/30/07    1,105,000
   3,000,000 Prime Hospitality...............      9.750  04/01/07    3,187,500
                                                                   ------------
                                                                     28,017,500
                                                                   ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                  INTEREST     MATURITY
   AMOUNT    DESCRIPTION                       RATE         DATE      VALUE

-------------------------------------------------------------------------------
             CONSUMER NON-CYCLICALS --
               14.9%
 $ 2,375,000 Aurora Foods...............           8.750% 07/01/08 $  2,404,688
   3,500,000 B&G Foods..................           9.625  08/01/07    3,552,500
   1,000,000 Carr-Gottstein Foods.......          12.000  11/15/05    1,110,000
   2,000,000 CFP Holdings...............          11.625  01/15/04    1,885,000
   1,000,000 Dade International.........          11.125  05/01/06    1,130,000
   2,000,000 Delta Beverage.............           9.750  12/15/03    2,095,000
   1,500,000 Doane Products.............          10.625  03/01/06    1,635,000
   1,000,000 Ekco Group.................           9.250  04/01/06    1,042,500
   1,150,000 Fleming Companies..........          10.500  12/01/04    1,196,000
   1,000,000 Fleming Companies..........          10.625  07/31/07    1,055,000
   1,000,000 Fresenius Medical Care.....           9.000  12/01/06    1,032,500
   1,500,000 Graham-Field Health
              Products..................           9.750  08/15/07    1,395,000
   3,000,000 Grand Casinos..............           9.000  10/15/04    3,255,000
   2,000,000 Hines Horticulture.........          11.750  10/15/05    2,200,000
   1,300,000 IMED.......................           9.750  12/01/06    1,339,000
   4,000,000 Imperial Holly.............           9.750  12/15/07    4,030,000
   3,500,000 Integrated Health
              Services..................           9.500  09/15/07    3,666,250
   1,500,000 Integrated Health
              Services..................           9.250  01/15/08    1,558,125
   5,000,000 International Semi-
              Technology (Zero Coupon
              until 08/15/00, 11.500%
              thereafter) (b)...........          14.977  08/15/03    1,500,000
   2,000,000 Iowa Select Farms..........          10.750  12/01/05    2,020,000
   3,500,000 Jafra Cosmetics
              International.............          11.750  05/01/08    3,517,500
   1,500,000 Jitney-Jungle Stores.......          12.000  03/01/06    1,687,500
   4,000,000 Kinetic Concepts...........           9.625  11/01/07    4,060,000
   1,000,000 Maxxim Medical.............          10.500  08/01/06    1,102,500
   4,500,000 Moll Industries............          10.500  07/01/08    4,612,500
   7,000,000 Nebco Evans Holding (Zero
              Coupon until 07/15/02,
              12.375% thereafter) (b)...   10.875-11.041  07/15/07    4,760,000
   4,000,000 North Atlantic Trading.....          11.000  06/15/04    4,020,000
   1,000,000 Packaged Ice...............           9.750  02/01/05    1,020,000
   6,000,000 Revlon Worldwide (b).......   10.750-11.566  03/15/01    4,665,000
   2,000,000 SC International Services..           9.250  09/01/07    2,080,000
   2,500,000 Sealy Mattress.............           9.875  12/15/07    2,650,000
   2,405,000 Selmer.....................          11.000  05/15/05    2,621,450
   2,000,000 Stroh Brewery..............          11.100  07/01/06    1,212,500
   3,000,000 Sun International Hotels...           8.625  12/15/07    3,090,000
  32,500,000 Sunbeam Corporation (b)....     7.355-7.613  03/25/18    7,556,250
   4,000,000 Universal Hospital
              Services..................          10.250  03/01/08    4,000,000
   5,000,000 Vencor (f).................           9.875  05/01/05    4,887,500
   2,750,000 Windy Hill Pet.............           9.750  05/15/07    2,887,500
                                                                   ------------
                                                                     99,531,763
                                                                   ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                  INTEREST     MATURITY
   AMOUNT    DESCRIPTION                       RATE         DATE      VALUE

-------------------------------------------------------------------------------
             DATA TECHNOLOGY/INFORMATION
              SERVICES -- 2.3%
 $ 1,500,000 Decisionone................           9.750% 08/01/07 $  1,455,000
   4,000,000 Decisionone (Zero Coupon
              until 08/01/05, 11.500%
              thereafter) (b)...........   10.092-11.500  08/01/08    2,440,000
   1,500,000 HADCO......................           9.500  06/15/08    1,500,000
   5,750,000 Jordan Telecom Products
              (Zero Coupon until
              08/01/00, 11.750%
              thereafter) (b)...........          11.750  08/01/07    4,743,750
   4,500,000 Unisys (f).................          11.750  10/15/04    5,197,500
                                                                   ------------
                                                                     15,336,250
                                                                   ------------
             ENERGY -- 8.4%
   3,000,000 Bellwether Exploration.....          10.875  04/01/07    3,165,000
   3,000,000 Benton Oil & Gas...........          11.625  05/01/03    3,195,000
   1,500,000 Clark Refining &
              Marketing.................           8.875  11/15/07    1,503,750
   1,500,000 Cliffs Drilling............          10.250  05/15/03    1,605,000
   3,000,000 Companhia Energetica Sao
              Paul*.....................           9.125  06/26/07    2,707,500
   5,000,000 Costilla Energy............          10.250  10/01/06    5,055,000
   1,000,000 Cross Timbers Oil..........           8.750  11/01/09    1,005,000
   2,000,000 Cross Timbers Oil, Series
              B.........................           9.250  04/01/07    2,060,000
   3,000,000 Dailey International.......           9.500  02/15/08    2,932,500
   1,000,000 Dawson Product Services....           9.375  02/01/07    1,010,000
   1,000,000 DI Industries..............           8.875  07/01/07      960,000
   2,250,000 Hvide Marine...............           8.375  02/15/08    2,160,000
   2,000,000 ICO........................          10.375  06/01/07    2,050,000
   3,000,000 Lomak Petroleum............           8.750  01/15/07    2,955,000
   1,000,000 Magnum Hunter Resources....          10.000  06/01/07    1,020,000
   2,000,000 National Energy............          10.750  11/01/06    1,800,000
   2,000,000 Northern Offshore Asia.....          10.000  05/15/05    1,920,000
   3,500,000 Parker Drilling............           9.750  11/15/06    3,576,250
   4,000,000 RAM Energy.................          11.500  02/15/08    4,060,000
   1,000,000 Transamerican Energy.......          11.500  06/15/02      920,000
   5,000,000 Transamerican Energy (Zero
              Coupon until 6/15/02,
              13.000% thereafter) (b)...   13.000-18.293  06/15/02    4,100,000
   3,000,000 Trico Marine...............           8.500  08/01/05    2,932,500
   3,500,000 United Refining............          10.750  06/15/07    3,465,000
                                                                   ------------
                                                                     56,157,500
                                                                   ------------
             FINANCIAL/LEASING -- 2.2%
     500,000 Airplanes Pass Through
              Trust.....................          10.875  03/15/19      547,500
   1,000,000 ATC Group Services.........          12.000  01/15/08      925,000
   1,500,000 DVI........................           9.875  02/01/04    1,590,000
   1,000,000 Imperial Credit
              Industries................           9.875  01/15/07      995,000
   5,000,000 Morgan Stanley Aircraft
              Finance (f)...............           8.700  03/15/23    4,962,500
   1,250,000 Nationwide Credit..........          10.250  01/15/08    1,262,500
   4,000,000 Williams Scotsman..........           9.875  06/01/07    4,160,000
                                                                   ------------
                                                                     14,442,500
                                                                   ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                     INTEREST  MATURITY
   AMOUNT    DESCRIPTION                          RATE      DATE      VALUE

-------------------------------------------------------------------------------
             HOUSING RELATED -- 0.9%
 $ 1,000,000 American Architecture...........     11.750% 12/01/07 $  1,030,000
   5,000,000 Nortek (f)......................      9.125  09/01/07    5,075,000
                                                                   ------------
                                                                      6,105,000
                                                                   ------------
             MANUFACTURING -- 8.8%
   1,250,000 Alvey Systems...................     11.375  01/31/03    1,343,750
   2,500,000 Aqua Chemicals..................     11.250  07/01/08    2,543,750
   5,000,000 Axiohm Transaction Solution
              (f)............................      9.750  10/01/07    5,087,500
   4,000,000 Burke Industries................     10.000  08/15/07    4,040,000
   4,001,478 Clark-Schwebel..................     12.500  07/15/07    4,261,570
   3,250,000 Foamex..........................      9.875  06/15/07    3,575,000
   1,000,000 Furon...........................      8.125  03/01/08    1,002,500
   5,000,000 High Voltage Engineering (f)....     10.500  08/15/04    5,175,000
   4,500,000 Insilco.........................     10.250  08/15/07    4,635,000
   2,250,000 International Knife & Saw.......     11.375  11/15/06    2,396,250
   1,750,000 International Utility
              Structures.....................     10.750  02/01/08    1,793,750
   2,000,000 JH Heafner......................     10.000  05/15/08    2,045,000
   2,010,483 Jordan Industries (Zero Coupon
              until 04/01/02, 11.750%
              thereafter) (b)................     11.750  04/01/09    1,296,762
   2,000,000 L-3 Communications..............     10.375  05/01/07    2,220,000
   1,000,000 Neenah..........................     11.125  05/01/07    1,095,000
   2,000,000 Packard Bioscience..............      9.375  03/01/07    1,940,000
   4,000,000 Polymer Group...................      9.000  07/01/07    4,065,000
   3,500,000 Stellex Industries..............      9.500  11/01/07    3,482,500
   3,000,000 Trident Automotive..............     10.000  12/15/05    3,270,000
   3,250,000 Venture Holdings Trust..........      9.500  07/01/05    3,306,875
                                                                   ------------
                                                                     58,575,207
                                                                   ------------
             MEDIA -- 15.7%
   2,000,000 Adelphia Communications.........     10.500  07/15/04    2,185,000
   1,600,000 Adelphia Communications.........      9.250  10/01/02    1,656,000
   1,500,000 Adelphia Communications, Series
              B..............................      9.875  03/01/07    1,623,750
   2,250,000 Advanstar Communications........      9.250  05/01/08    2,275,313
   2,500,000 American Media Operation........     11.625  11/15/04    2,700,000
   1,000,000 Big Flower Press................      8.875  07/01/07    1,015,000
   2,500,000 Century Communications..........      8.750  10/01/07    2,631,250
   1,750,000 Century Communications..........      8.375  12/15/07    1,785,000
   2,000,000 Century Communications (b)......      8.793  01/15/08      907,500
   1,500,000 Chancellor Media (f)............      9.375  10/01/04    1,582,500
   3,000,000 Cinemark USA....................      9.625  08/01/08    3,105,000
   2,000,000 Citadel Broadcasting............     10.250  07/01/07    2,205,000
   2,000,000 Comcast Cellular................      9.500  05/01/07    2,075,000
   1,450,000 Crown Castle International (b)..     10.625  11/15/07      996,875
   3,000,000 CSC Holdings....................     10.500  05/15/16    3,495,000
   2,000,000 Diamond Cable (Zero Coupon until
              12/15/00, 11.750% thereafter)
              (b)............................     11.150  12/15/05    1,660,000
   3,000,000 DTI Holdings (Zero Coupon until
              03/01/03, 12.500% thereafter)
              (b)............................     12.500  03/01/08    1,620,000
   3,250,000 Facilicom International.........     10.500  01/15/08    3,217,500
   1,500,000 Falcon Holding Group............      8.375  04/15/10    1,485,000
   5,500,000 Falcon Holdings Group (Zero
              Coupon until 04/15/03, 9.280%
              thereafter) (b)................      9.285  04/15/10    3,478,750
   5,000,000 Fox Family World (Zero Coupon
              until 11/01/02, 10.250%
              thereafter) (b)................     10.250  11/01/07    3,250,000
   2,000,000 Frontiervision Holdings (Zero
              Coupon until 09/15/01, 11.875%
              thereafter) (b)................     11.875  09/15/07    1,580,000
   3,000,000 Garden State Newspapers.........      8.750  10/01/09    3,060,000
   1,000,000 Hollinger International
              Publishing.....................      9.250  03/15/07    1,055,000
   1,000,000 Hollinger International
              Publishing.....................      9.250  02/01/06    1,046,250

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                  INTEREST     MATURITY
   AMOUNT    DESCRIPTION                       RATE         DATE      VALUE

-------------------------------------------------------------------------------
             MEDIA -- (CONTINUED)
 $ 4,800,000 Hollinger (b)..............     6.062-6.091% 10/05/13 $  1,992,000
   2,250,000 ICG Holdings (Zero Coupon
              until 05/01/01, 12.500%
              thereafter) (b)...........   11.459-12.725  05/01/06    1,788,750
   2,500,000 ICG Holdings (Zero Coupon
              until 09/15/00, 13.500%
              thereafter) (b)...........   10.430-12.111  09/15/05    2,137,500
   4,250,000 Intermedia Commission of
              Florida (Zero Coupon until
              05/15/01, 12.500%
              thereafter) (b)...........    9.984-12.271  05/15/06    3,474,375
   3,000,000 International CableTel
              (Zero Coupon until
              02/01/01, 11.500%
              thereafter) (b)...........   10.420-12.111  02/01/06    2,452,500
   1,810,000 Jacor Communications.......           9.750  12/15/06    1,936,700
   1,000,000 Liberty Group Operating....           9.375  02/01/08    1,025,000
   1,750,000 Liberty Group (Zero Coupon
              until 02/01/03, 11.625%
              thereafter) (b)...........          11.625  02/01/09    1,058,750
   5,000,000 LIN Holdings (b)...........     9.892-9.915  03/01/08    3,350,000
   2,000,000 LIN Television.............           8.375  03/01/08    2,040,000
   2,000,000 Marcus Cable (Zero Coupon
              until 06/15/00, 14.250%
              thereafter) (b)...........   12.813-12.938  12/15/05    1,860,000
   2,000,000 Mediacom...................           8.500  04/15/08    1,992,500
   8,000,000 Metronet Communications
              (Zero Coupon until
              06/15/03, 9.950%
              thereafter) (b)...........     9.778-9.950  06/15/08    4,950,000
   4,900,000 Nextel Communications (Zero
              Coupon until 02/15/99,
              9.750% thereafter) (b)....    9.874-10.430  08/15/04    4,765,250
   2,000,000 Nextel Communications (Zero
              Coupon until 10/31/02,
              9.750% thereafter) (b)....           9.429  10/31/07    1,305,000
   1,000,000 Perry - Judd...............          10.625  12/15/07    1,055,000
   2,500,000 Price Communications Wire..           9.125  12/15/06    2,509,375
   1,000,000 Rogers Cable Systems.......          10.000  03/15/05    1,110,000
   1,250,000 Rogers Communications......           8.875  07/15/07    1,259,375
   5,000,000 SFX Broadcasting...........          10.750  05/15/06    5,512,500
   1,949,000 Sun Media..................           9.500  02/15/07    2,056,195
   1,000,000 Transwestern Publishing....           9.625  11/15/07    1,025,000
   5,000,000 United International
              Holdings (Zero Coupon
              until 02/15/03, 10.750%
              thereafter) (b)...........          10.369  02/15/08    3,087,500
                                                                   ------------
                                                                    105,433,958
                                                                   ------------
             SERVICES/OTHER -- 4.4%
   2,500,000 Allied Waste (Zero Coupon
              until 06/01/02, 11.300%
              thereafter) (b)...........          10.708  06/01/07    1,837,500
   1,750,000 American Eco...............           9.625  05/15/08    1,776,250
   2,500,000 Comforce Operations........          12.000  12/01/07    2,687,500
   3,200,000 Dyncorp....................           9.500  03/01/07    3,312,000
   3,000,000 Employee Solutions.........          10.000  10/15/04    2,970,000
   3,250,000 Federal Data...............          10.125  08/01/05    3,315,000
   2,000,000 Intertek Finance...........          10.250  11/01/06    2,070,000
   1,000,000 Iron Mountain..............          10.125  10/01/06    1,085,000
   1,000,000 Kindercare Learning
              Centers...................           9.500  02/15/09    1,005,000
   4,000,000 LES........................           9.250  06/01/08    4,060,000
   3,000,000 Loomis Fargo...............          10.000  01/15/04    3,000,000
   2,000,000 Norcal Waste Systems*......          13.500  11/15/05    2,340,000
                                                                   ------------
                                                                     29,458,250
                                                                   ------------
             TRANSPORTATION -- 2.6%
   2,000,000 Atlantic Express
              Transportation............          10.750  02/01/04    2,140,000
   1,500,000 Holt Group.................           9.750  01/15/06    1,507,500
   3,950,000 Ryder TRS..................          10.000  12/01/06    4,582,000
   6,500,000 TFM (Zero Coupon until
              06/15/02, 11.750%
              thereafter) (b)...........   11.499-11.767  06/15/09    4,078,750
   5,785,740 Varig......................           9.600  02/10/05    5,424,131
                                                                   ------------
                                                                     17,732,381
                                                                   ------------
             TOTAL CORPORATE BONDS
              (cost -- $496,410,830)....                            495,296,497
                                                                   ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                     INTEREST  MATURITY
   AMOUNT    DESCRIPTION                          RATE      DATE      VALUE

-------------------------------------------------------------------------------
             SOVEREIGN BONDS -- 16.6%
             ARGENTINA -- 1.6%
 $ 5,000,000 Republic of Argentina, Global
              Bond...........................     11.375% 01/30/17 $  5,330,000
   5,000,000 Republic of Argentina, Global
              Bond...........................     11.000  10/09/06    5,316,250
                                                                   ------------
                                                                     10,646,250
                                                                   ------------
             BRAZIL -- 2.6%
  11,457,074 Federal Republic of Brazil,
              Capitalization Bond (c)........      8.000  04/15/14    8,435,270
   6,225,000 Federal Republic of Brazil,
              Global Bond....................      9.375  04/07/08    5,596,275
   3,880,000 Federal Republic of Brazil,
              Global Bond*...................      6.625  04/15/06    3,191,300
                                                                   ------------
                                                                     17,222,845
                                                                   ------------
             BULGARIA -- 1.8%
  19,500,000 Republic of Bulgaria FLIRB,
              Series A*......................      2.250  07/28/12   12,126,563
                                                                   ------------
             CROATIA -- 0.6%
   4,500,000 Republic of Croatia, FRN Series
              A*.............................      6.500  07/31/10    3,892,500
                                                                   ------------
             ECUADOR -- 1.8%
  19,805,437 Republic of Ecuador, PDI Bond*
              (c)............................      6.625  02/27/15   11,412,883
   1,112,678 Republic of Ecuador, Registered
              PDI Bond* (c)..................      6.625  02/27/15      641,181
                                                                   ------------
                                                                     12,054,064
                                                                   ------------
             MEXICO -- 0.1%
     650,000 United Mexico States, Global
              Bond...........................     11.375  09/15/16      724,913
                                                                   ------------
             PANAMA -- 0.6%
   5,750,000 Government of Panama IRB*.......      3.750  07/17/14    4,298,125
                                                                   ------------
             PERU -- 1.2%
  13,200,000 Republic of Peru, PDI Bond*.....      4.000  03/07/17    8,167,500
                                                                   ------------
             PHILIPPINES -- 1.4%
   3,500,000 Republic of the Philippines,
              Treasury Bond..................      8.750  10/07/16    3,272,500
   6,250,000 Republic of the Philippines,
              Treasury Bond..................      8.875  04/15/08    5,968,750
                                                                   ------------
                                                                      9,241,250
                                                                   ------------
             RUSSIA -- 0.6%
   4,200,000 Russian Government Ministry of
              Finance........................     12.750  06/24/28    3,764,250
     546,922 Russian Government, IAN*........      6.625  12/15/15      303,886
                                                                   ------------
                                                                      4,068,136
                                                                   ------------
             SOUTH KOREA -- 2.2%
   2,275,000 Export - Import Bank of Korea,
              Global Bond....................      7.250  06/25/01    2,021,793
   1,000,000 Export - Import Bank of Korea,
              Global Bond....................      6.500  02/10/02      847,000
   1,750,000 Korea Development Bank, Global
              Bond...........................      7.900  02/01/02    1,562,750
   2,150,000 Korea Development Bank, Global
              Bond...........................      7.375  09/17/04    1,747,735
   9,525,000 Republic of Korea, Global Bond..      8.875  04/15/08    8,734,901
                                                                   ------------
                                                                     14,914,179
                                                                   ------------
             VENEZUELA -- 2.1%
   9,240,000 Republic of Venezuela, Global
              Bond...........................      9.250  09/15/27    7,158,690
   4,071,415 Republic of Venezuela FLIRB,
              Series A*......................      6.625  03/31/07    3,417,444
   4,071,415 Republic of Venezuela FLIRB,
              Series B*......................      6.625  03/31/07    3,417,444
                                                                   ------------
                                                                     13,993,578
                                                                   ------------
             TOTAL SOVEREIGN BONDS
              (cost -- $118,288,671).........                       111,349,903
                                                                   ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                     INTEREST  MATURITY
   AMOUNT    DESCRIPTION                          RATE      DATE      VALUE

-------------------------------------------------------------------------------
             LOAN PARTICIPATIONS -- 6.0%
             ALGERIA -- 1.6%
 $ 5,877,273 The People's Democratic Republic
              of Algeria, Tranche 1* (d)
              (Chase Manhattan Bank).........      6.938% 09/04/06 $  4,459,381
   3,918,182 The People's Democratic Republic
              of Algeria, Tranche A* (d)
              (Chase Manhattan Bank).........      6.938  03/06/00    3,683,091
   3,500,000 The People's Democratic Republic
              of Algeria,
              Tranche A* (d) (J.P. Morgan
              Securities)....................      6.688  03/04/10    2,563,750
                                                                   ------------
                                                                     10,706,222
                                                                   ------------
             JAMAICA -- 0.2%
   1,406,250 Republic of Jamaica* (d) (Chase
              Manhattan Bank)................      6.500  11/15/04    1,251,563
                                                                   ------------
             MOROCCO -- 2.0%
  15,700,000 Kingdom of Morocco, Tranche A*
              (d) (Chase Manhattan Bank and
              Morgan Guaranty Trust
              Company).......................      6.563  01/01/09   13,433,313
                                                                   ------------
             RUSSIA -- 2.2%
  31,250,000 Russian Government, Principal
              Loan* (d)(e) (Chase Manhattan
              Bank, Goldman Sachs, ING Bank,
              J.P. Morgan and Morgan Guaranty
              Trust Company).................      6.625  12/15/20   14,759,904
                                                                   ------------
             TOTAL LOAN PARTICIPATIONS
              (cost -- $44,040,374)..........                        40,151,002
                                                                   ------------
   SHARES
   ------
             PREFERRED STOCKS -- 0.3%
             FINANCIAL SERVICES -- 0.3%
      80,000 California Federal Capital,
              Series A, 9.125% (cost --
               $2,000,000)...................                         2,185,000
                                                                   ------------
  WARRANTS
  --------
             WARRANTS+ -- 0.0%
       4,000 Glasstech Warrants, expiring
              06/30/04.......................                                 0
         900 In Flight Phone Warrants,
              expiring 08/31/02..............                                 0
         750 Wireless One Warrants, expiring
              10/19/00.......................                                 0
                                                                   ------------
             TOTAL WARRANTS
              (cost -- $50,391)..............                                 0
                                                                   ------------
   RIGHTS
   ------
             RIGHTS+ -- 0.0%
       2,000 Terex Stock Appreciation Rights,
              expiring 05/15/02 (cost --
               $0)...........................                            46,250
                                                                   ------------
             TOTAL INVESTMENTS -- 96.9%
              (cost -- $660,790,266).........                       649,028,652
                                                                   ------------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS HIGH YIELD BOND FUND (concluded)

-------------------------------------------------------------------------------
  PRINCIPAL                                     INTEREST  MATURITY
   AMOUNT    DESCRIPTION                          RATE      DATE      VALUE

-------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.4%
 $16,190,000 Repurchase Agreement dated
              06/30/98, with J.P. Morgan
              Securities, collateralized by
              $15,380,000 U.S. Treasury
              Bonds, 8.500%, due 11/15/00,
              valued at $16,514,275;
              proceeds: $16,192,464 (cost --
               $16,190,000)..................      5.480% 07/01/98 $ 16,190,000
                                                                   ------------
             Other assets in excess of
              liabilities -- 0.7%............                         4,513,428
                                                                   ------------
             NET ASSETS -- 100.0%............                      $669,732,080
                                                                   ============

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
+ Non-income producing security.
(a) In default of its most recent interest payment.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) Participation interest was acquired through the financial institutions in-dicated parenthetically.
(e) Portion if income earned is capitalized as Russian Government Interest in Arrears Notes.
(f) All or part of the security is segregated as collateral for Loan Participa-tions.
Abbreviations used in this statement:
FLIRBFront-Loaded Interest Reduction Bonds.
FRNFloating Rate Notes.
IDUInterest Due and Unpaid.
IRBInterest Reduction Bonds.
PDIPast Due Interest.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND

-------------------------------------------------------------------------------
 PRINCIPAL                                        INTEREST MATURITY
 AMOUNT (A) DESCRIPTION                             RATE     DATE      VALUE

-------------------------------------------------------------------------------
            CORPORATE BONDS -- 43.4%
            BASIC INDUSTRIES -- 5.6%
    250,000 Berry Plastics.....................    12.250% 04/15/04 $   272,500
    250,000 Envirosource.......................     9.750  06/15/03     252,500
    400,000 Harnischfeger Industries...........     6.875  02/15/27     425,996
    250,000 Huntsman Packaging.................     9.125  10/01/07     255,000
  1,000,000 Hylsa S.A. de C.V. ................     9.250  09/15/07     932,500
    500,000 Indesco International (f)..........     9.750  04/15/08     497,500
    250,000 Millar Western Forest..............     9.875  05/15/08     245,000
    250,000 Murrin Murrin Holdings.............     9.375  08/31/07     245,000
    600,000 Praxair............................     6.150  04/15/03     600,246
    225,000 P&L Coal Holdings..................     9.625  05/15/08     232,313
    250,000 Radnor Holdings....................    10.000  12/01/03     261,250
    200,000 Raytheon...........................     5.950  03/15/01     199,256
    250,000 Renco Metals.......................    11.500  07/01/03     265,000
    250,000 Stone Container....................    12.250  04/01/02     258,750
    250,000 Tekni-Plex.........................    11.250  04/01/07     276,250
    250,000 Texas Petrochemical................    11.125  07/01/06     272,500
    500,000 Wheeling-Pittsburgh................     9.250  11/15/07     510,000
                                                                    -----------
                                                                      6,001,561
                                                                    -----------
            CONSUMER CYCLICALS -- 3.2%
    250,000 Advance Stores.....................    10.250  04/15/08     258,750
    250,000 Cole National Group................     8.625  08/15/07     252,500
    250,000 Collins & Aikman Flooring..........    10.000  01/15/07     260,625
    500,000 Maxim Group........................     9.250  10/15/07     513,750
    500,000 Musicland Group....................     9.875  03/15/08     497,500
    250,000 Prime Hospitality..................     9.750  04/01/07     265,625
    850,000 Staples............................     7.125  08/15/07     880,320
    500,000 Worldtex...........................     9.625  12/15/07     502,500
                                                                    -----------
                                                                      3,431,570
                                                                    -----------
            CONSUMER NON-CYCLICALS -- 8.0%
    500,000 Aetna Services.....................     7.625  08/15/26     533,450
    250,000 Ameriserve Food....................    10.125  07/15/07     258,750
    250,000 B&G Foods..........................     9.625  08/01/07     253,750
    250,000 CFP Holdings.......................    11.625  01/15/04     235,625
    250,000 Dade International.................    11.125  05/01/06     282,500
    300,000 Delta Beverage.....................     9.750  12/15/03     314,250
    250,000 Doane Products.....................    10.625  03/01/06     272,500
    200,000 Dole Foods.........................     6.750  07/15/00     201,580
    300,000 Ekco Group.........................     9.250  04/01/06     312,750
    250,000 French Fragrances..................    10.375  05/15/07     266,250
    250,000 Graham-Field Health Products.......     9.750  08/15/07     232,500
    250,000 Grand Casinos......................     9.000  10/15/04     271,250
    250,000 Hines Horticulture.................    11.750  10/15/05     275,000
    250,000 Imperial Holly.....................     9.750  12/15/07     251,875
    250,000 Integrated Health Services.........     9.500  09/15/07     261,875
    250,000 Integrated Health Services.........     9.250  01/15/08     259,688
    250,000 International Semi-Technology
             (Zero Coupon until 08/15/00,
             11.500% thereafter) (b)...........    11.737  08/15/03      75,000
    500,000 Iowa Select Farms..................    10.750  12/01/05     505,000

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (continued)

-------------------------------------------------------------------------------
 PRINCIPAL                                        INTEREST MATURITY
 AMOUNT (A) DESCRIPTION                             RATE     DATE      VALUE

-------------------------------------------------------------------------------
            CONSUMER NON-CYCLICALS --
              (CONTINUED)
    250,000 Jitney-Jungle Stores...............    12.000% 03/01/06 $   281,250
    375,000 Nebco Evans Holding
             (Zero Coupon until 07/15/02,
             12.375% thereafter)(b)............    10.773  07/15/07     255,000
    250,000 North Altlantic Trading............    11.000  06/15/04     251,250
    250,000 Prime Medical Services.............     8.750  04/01/08     247,500
    350,000 Revlon Worldwide (b)...............    10.750  03/15/01     272,125
    250,000 Ridell Sports......................    10.500  07/15/07     253,125
    250,000 SC International Services..........     9.250  09/01/07     260,000
    250,000 Selmer.............................    11.000  05/15/05     272,500
    205,000 Shop Vac...........................    10.625  09/01/03     226,525
    250,000 Stroh Brewery......................    11.100  07/01/06     151,563
    250,000 Sun International Hotels...........     8.625  12/15/07     257,500
    375,000 Universal Hospital Services........    10.250  03/01/08     375,000
    500,000 Vencor.............................     9.875  05/01/05     488,750
                                                                    -----------
                                                                      8,655,681
                                                                    -----------
            DATA TECHNOLOGY/INFORMATION
             SERVICES -- 2.0%
    250,000 Amphenol...........................     9.875  05/15/07     266,250
    250,000 Decisionone........................     9.750  08/01/07     242,500
    600,000 First Data(f)......................     6.375  12/15/07     610,548
    500,000 Jordan Telecom Products(f).........     9.875  08/01/07     512,500
    500,000 Unisys.............................     7.875  04/01/08     510,000
                                                                    -----------
                                                                      2,141,798
                                                                    -----------
            ENERGY -- 3.5%
    200,000 Benton Oil & Gas...................    11.625  05/01/03     213,000
    250,000 Clark USA..........................    10.875  12/01/05     275,000
    250,000 Cliffs Drilling....................    10.250  05/15/03     267,500
    500,000 Costilla Energy....................    10.250  10/01/06     505,000
    250,000 Dailey International...............     9.500  02/15/08     244,375
    250,000 Dawson Product Services............     9.375  02/01/07     252,500
    250,000 National Energy....................    10.750  11/01/06     225,000
    300,000 Norsk Hydro........................     6.700  01/15/18     306,111
    400,000 Occidental Petroleum...............     9.250  08/01/19     498,112
    350,000 Parker Drilling....................     9.750  11/15/06     357,000
    250,000 Transamerican Energy...............    11.500  06/15/02     230,000
    250,000 Transamerican Energy
             (Zero Coupon until 06/15/99,
             13.000% thereafter)(b)............    13.000  06/15/02     205,000
    250,000 Wainoco Oil........................     9.125  02/15/06     252,500
                                                                    -----------
                                                                      3,831,098
                                                                    -----------
            FINANCIAL/LEASING -- 4.0%
    250,000 Airplanes Pass Through Trust.......    10.875  03/15/19     273,750
    500,000 Banc One(f)........................     7.600  05/01/07     542,550
  1,079,737 Green Tree Financial...............     7.070  02/15/16   1,117,522
    525,000 Maylayan Bank......................     7.125  09/15/05     444,145
    450,000 Merrill Lynch......................     6.000  02/12/03     448,254
    831,442 Mid States Trust...................     7.340  07/01/35     864,176
    150,000 Paine Webber Group.................     7.000  03/01/00     151,893
    200,000 U.S. Leasing International.........     8.450  01/25/05     223,324
    250,000 Williams Scotsman..................     9.875  06/01/07     260,000
                                                                    -----------
                                                                      4,325,614
                                                                    -----------
            HOUSING RELATED -- 0.5%
    250,000 CB Richard Ellis...................     8.875  06/01/06     248,125
    250,000 Nortek.............................     9.125  09/01/07     253,750
                                                                    -----------
                                                                        501,875
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (continued)

-------------------------------------------------------------------------------
 PRINCIPAL                                     INTEREST    MATURITY
 AMOUNT (A) DESCRIPTION                          RATE        DATE      VALUE

-------------------------------------------------------------------------------
            MANUFACTURING -- 4.6%
    125,000 Alvey Systems..................        11.375% 01/31/03 $   134,375
    300,000 Axiohm Transaction Solution....         9.750  10/01/07     305,250
    500,000 BE Aerospace...................         8.000  03/01/08     498,750
    250,000 Burke Industries...............        10.000  08/15/07     252,500
    400,000 Dana...........................         6.500  03/15/08     406,260
    200,000 Foamex.........................         9.875  06/15/07     220,000
    250,000 Insilco........................        10.250  08/15/07     257,500
    250,000 International Knife & Saw......        11.375  11/15/06     266,250
    250,000 Jordan Industries..............        10.375  08/01/07     255,000
    402,096 Jordan Industries
             (Zero Coupon until 04/01/02,
             11.750 thereafter)(b).........        11.750  04/01/09     259,352
    250,000 Key Plastics...................        10.250  03/15/07     262,500
    335,000 Motors and Gears...............        10.750  11/15/06     360,125
    250,000 Packard Bioscience.............         9.375  03/01/07     242,500
    250,000 Polymer Group..................         9.000  07/01/07     254,063
    250,000 Stellex Industries.............         9.500  11/01/07     248,750
    500,000 Trident Automotive.............        10.000  12/15/05     545,000
    250,000 Venture Holding Trust..........         9.500  07/01/05     254,375
                                                                    -----------
                                                                      5,022,550
                                                                    -----------
            MEDIA -- 7.7%
    150,000 Adelphia Communications........        10.500  07/15/04     163,875
    100,000 Adelphia Communications, Series
             B.............................         9.875  03/01/07     108,250
    250,000 American Media Operation.......        11.625  11/15/04     270,000
  1,270,000 British Telecom(f).............         7.000  05/23/07   1,359,898
    500,000 Century Communications.........         8.375  12/15/07     510,000
  1,000,000 Century Communications(b)......         8.878  01/15/08     453,750
    250,000 Cinemark USA...................         9.625  08/01/08     258,750
    250,000 Comcast Cellular...............         9.500  05/01/07     259,375
    750,000 Crown Castle International(b)..        10.625  11/15/07     515,625
    250,000 CSC Holdings...................        10.500  05/15/16     291,250
    250,000 Diamond Cable
             (Zero Coupon until 12/15/00,
             11.750% thereafter)(b)........        11.087  12/15/05     207,500
    500,000 Falcon Holding Group...........         8.375  04/15/10     495,000
    500,000 Fox Family World
             (Zero Coupon until 11/01/02,
             10.250% thereafter)(b)........        10.250  11/01/07     325,000
    250,000 Garden State Newspapers........         8.750  10/01/09     255,000
    275,000 Hollinger International
             Publishing....................         9.250  02/01/06     287,719
    350,000 ICG Holdings
             (Zero Coupon until 09/15/00,
             13.500% thereafter)(b)........        11.459  09/15/05     299,250
    250,000 Intermedia Communication.......         8.600  06/01/08     251,875
    325,000 International CableTel
             (Zero Coupon until 02/01/01,
             11.500% thereafter)(b)........        11.029  02/01/06     265,688
    500,000 LIN Holdings(b)................         9.915  03/01/08     335,000
    250,000 Marcus Cable
             (Zero Coupon until 06/15/00,
             14.125% thereafter)(b)........        12.813  12/15/05     232,500
    500,000 Mediacom.......................         8.500  04/15/08     498,125
    250,000 Nextel Communications
             (Zero Coupon until 02/15/03,
             9.950% thereafter)(b).........         8.876  02/15/08     159,375
    250,000 Nextel Communications
             (Zero Coupon until 02/15/99,
             9.750% thereafter)(b).........   9.874-9.900  08/15/04     243,125
    250,000 SFX Broadcasting...............        10.750  05/15/06     275,625
                                                                    -----------
                                                                      8,321,555
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (continued)

-------------------------------------------------------------------------------
   PRINCIPAL                                      INTEREST MATURITY
   AMOUNT (A)   DESCRIPTION                         RATE     DATE      VALUE

-------------------------------------------------------------------------------
                SERVICES/OTHER -- 2.0%
        400,000 Allied Waste
                 (Zero Coupon until 06/01/02,
                 11.300% thereafter) (b).......    10.837% 06/01/07 $   294,000
        250,000 Dyncorp........................     9.500  03/01/07     258,750
        250,000 Iron Mountain..................    10.125  10/01/06     271,250
        500,000 Kindercare Learning Centers....     9.500  02/15/09     502,500
        500,000 Loomis Fargo (f)...............    10.000  01/15/04     500,000
        250,000 Norcal Waste Systems*..........    13.500  11/15/05     292,500
                                                                    -----------
                                                                      2,119,000
                                                                    -----------
                TRANSPORTATION -- 1.6%
        250,000 Coach USA......................     9.375  07/01/07     260,000
        250,000 Enterprises Shipholding........     8.875  05/01/08     248,125
        250,000 Holt Group.....................     9.750  01/15/06     251,250
        200,000 Ryder TRS......................    10.000  12/01/06     232,000
        400,000 TFM (Zero Coupon until
                 06/15/02, 11.750% thereafter)
                 (b)...........................    11.398  06/15/09     251,000
        482,145 Varig..........................     9.600  02/10/05     452,011
                                                                    -----------
                                                                      1,694,386
                                                                    -----------
                UTILITIES -- 0.7%
        250,000 AES............................     8.500  11/01/07     253,750
        500,000 GTE............................     6.940  04/15/28     503,900
                                                                    -----------
                                                                        757,650
                                                                    -----------
                TOTAL CORPORATE BONDS
                 (cost -- $46,412,200).........                      46,804,338
                                                                    -----------
                SOVEREIGN BONDS -- 20.5%
                ARGENTINA -- 1.2%
      1,250,000 Republic of Argentina, Global
                 Bond..........................    11.375  01/30/17   1,332,500
                                                                    -----------
                AUSTRALIA -- 0.1%
 AUD    110,000 New South Wales Treasury.......     7.375  02/21/07      74,308
                                                                    -----------
                BRAZIL -- 3.1%
      3,567,655 Federal Republic of Brazil,
                 Capitalization Bond (c).......     8.000  04/15/14   2,626,686
        875,000 Federal Republic of Brazil,
                 Global Bond...................     9.375  04/07/08     786,625
                                                                    -----------
                                                                      3,413,311
                                                                    -----------
                BULGARIA -- 1.2%
      2,000,000 Republic of Bulgaria, FLIRB,
                 Series A*.....................     2.250  07/28/12   1,243,750
                                                                    -----------
                CANADA -- 0.9%
 CAD  1,220,000 Government of Canada...........     6.500  09/01/98     832,001
 CAD    130,000 Government of Canada...........     7.000  12/01/06      98,224
                                                                    -----------
                                                                        930,225
                                                                    -----------
                DENMARK -- 3.0%
 DKK 13,440,000 Kingdom of Denmark (f).........     6.000  02/15/99   1,976,712
 DKK  7,440,000 Kingdom of Denmark.............     8.000  05/15/03   1,236,538
                                                                    -----------
                                                                      3,213,250
                                                                    -----------
                ECUADOR -- 0.3%
        556,334 Republic of Ecuador, PDI
                 Bond*.........................     6.625  02/28/15     320,588
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (continued)

-------------------------------------------------------------------------------
         PRINCIPAL                                INTEREST MATURITY
        AMOUNT (A)   DESCRIPTION                    RATE     DATE      VALUE

-------------------------------------------------------------------------------
                     GERMANY -- 1.7%
  DEM      1,120,000 Government of Germany.....     6.875% 02/24/99 $   632,652
  DEM        230,000 Government of Germany.....     6.000  01/05/06     137,717
  DEM      1,040,000 Government of Germany.....     6.500  07/04/27     672,612
  DEM        630,000 Government of Germany.....     5.625  01/04/28     362,428
                                                                    -----------
                                                                      1,805,409
                                                                    -----------
                     GREECE -- 0.3%
  GRD    102,000,000 Hellenic Republic.........    11.000  02/25/00     333,451
                                                                    -----------
                     ITALY -- 0.7%
  ITL  1,290,000,000 Government of Italy (b)...     5.523  11/16/98     712,402
                                                                    -----------
                     JAPAN --  0.4%
  JPY     60,000,000 European Investment Bank..     4.250  07/16/98     434,919
                                                                    -----------
                     MEXICO -- 1.3%
                          United Mexico States,
           1,100,000 Global Bond...............    11.500  05/15/26   1,249,875
                          United Mexico States,
             175,000 Global Bond...............    11.375  09/15/16     195,169
                                                                    -----------
                                                                      1,445,044
                                                                    -----------
                     NETHERLANDS -- 0.9%
  NLG      1,780,000 Netherlands Government....     9.000  01/15/01     973,684
                                                                    -----------
                     NEW ZEALAND -- 0.3%
                              Government of New
  NZD        700,000 Zealand...................     6.500  02/15/00     360,269
                                                                    -----------
                     PANAMA -- 0.9%
           1,250,000 Republic of Panama IRB*...     3.750  07/17/14     934,375
                                                                    -----------
                     RUSSIA -- 0.4%
             242,027 Russian Government, IAN*..     6.625  12/15/15     134,477
                            Russian Government,
             385,000 Ministry of Finance.......    11.750  06/10/03     342,169
                            Russian Government,
              17,543 Ministry of Finance.......     6.625  12/15/15       9,747
                                                                    -----------
                                                                        486,393
                                                                    -----------
                     SOUTH KOREA -- 2.2%
                          Export-Import Bank of
             150,000 Korea, Global Bond........     6.500  02/10/02     127,050
                        Korea Development Bank,
             250,000 Global Bond...............     7.900  02/01/02     223,250
                        Korea Development Bank,
             325,000 Global Bond...............     7.375  09/17/04     264,193
                        Korea Development Bank,
             400,000 Global Bond...............     9.600  12/01/00     383,800
                      Republic of Korea, Global
           1,500,000 Bond......................     8.875  04/15/08   1,375,575
                                                                    -----------
                                                                      2,373,868
                                                                    -----------
                     SWEDEN -- 0.8%
  SEK      6,700,000 Kingdom of Sweden.........    11.000  01/21/99     868,915
                                                                    -----------
                     VENEZUELA -- 0.8%
                          Republic of Venezuela
             857,140 FLIRB, Series A*..........     6.625  03/31/07     719,462
                          Republic of Venezuela
             214,285 FLIRB, Series B*..........     6.625  03/31/07     179,866
                                                                    -----------
                                                                        899,328
                                                                    -----------
                     TOTAL SOVEREIGN BONDS
                      (cost -- $23,150,144)....                      22,155,989
                                                                    -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (continued)

-------------------------------------------------------------------------------
     PRINCIPAL                                    INTEREST MATURITY
     AMOUNT (A) DESCRIPTION                         RATE     DATE      VALUE

-------------------------------------------------------------------------------
                LOAN PARTICIPATIONS -- 2.7%
                MOROCCO -- 1.2%
      1,500,000 Kingdom of Morocco, Tranche A*
                 (d)
                 (Chase Manhattan Bank and
                 Morgan Guaranty Trust
                 Company)......................     6.563% 01/01/09 $ 1,283,438
                                                                    -----------
                RUSSIA -- 1.5%
      3,500,000 Russian Government, Principal
                 Loan* (d)(g)
                 (Chase Manhattan Bank, Goldman
                 Sachs, ING Bank,
                 J.P. Morgan and Morgan
                 Guaranty Trust Company).......     6.625  12/15/20   1,653,109
                                                                    -----------
                TOTAL LOAN PARTICIPATIONS
                 (cost -- $3,358,996)..........                       2,936,547
                                                                    -----------
                U.S. GOVERNMENT & AGENCY --
                 29.1%
                     Federal Home Loan Mortgage
        435,593 Corporation....................     7.000  07/01/11     445,136
                     Federal Home Loan Mortgage
        185,731 Corporation....................    10.000  05/15/20     201,690
                     Federal Home Loan Mortgage
      3,536,471 Corporation - Interest only....     1.157  06/15/21     104,326
                     Federal Home Loan Mortgage
         16,236 Corporation Gold...............     6.000  10/01/10      16,213
                      Federal National Mortgage
     22,900,000 Association (e)................     6.500     **     22,806,969
                      Federal National Mortgage
      2,200,000 Association (e)................     7.500     **      2,257,063
                      Federal National Mortgage
        400,000 Association....................     7.000     **        405,750
                      Federal National Mortgage
      3,747,026 Association - Interest only....     0.609  10/01/08     105,479
                      Federal National Mortgage
         19,982 Association....................    13.000  11/15/15      24,022
                      Federal National Mortgage
        544,000 Association....................     7.000  11/18/15     551,649
                      Federal National Mortgage
         79,624 Association....................    10.400  04/25/19      88,208
                      Federal National Mortgage
         87,638 Association....................     6.500  02/01/26      87,487
                      Federal National Mortgage
        947,544 Association....................     6.500  03/01/26     945,904
                      Federal National Mortgage
      5,946,227 Association - Interest only....     1.637  02/25/35     506,024
                      Federal National Mortgage
      8,512,681 Association - Interest only....     0.532  10/17/36     257,934
                   Government National Mortgage
        705,536 Association....................     7.500  09/15/26     725,454
                   Government National Mortgage
        100,871 Association....................     7.500  10/15/27     103,719
                   Government National Mortgage
         99,743 Association....................     7.500  02/15/28     102,559
        200,000 U.S. Treasury Note.............     3.461  01/15/07     198,644
        400,000 U.S. Treasury Note (f).........     6.125  08/15/07     416,188
      1,000,000 U.S. Treasury Note.............     5.500  02/15/08     999,370
        120,000 U.S. Treasury Note.............     6.375  08/15/27     131,774
                                                                    -----------
                TOTAL U.S. GOVERNMENT & AGENCY
                 (cost --  $31,298,284)........                      31,481,562
                                                                    -----------
                MORTGAGED-BACKED SECURITIES --
                 1.6%
                        First Union Residential
        299,386 Securitization Trust...........     7.000  08/25/28     293,866
                        PNC Mortgage Securities
        574,684 Corporation....................     6.838  05/25/28     558,521
                        PNC Mortgage Securities
        525,000 Corporation....................     6.734  02/25/28     508,430
                        PNC Mortgage Securities
        399,699 Corporation....................     6.750  05/25/28     386,709
                                                                    -----------
                TOTAL MORTGAGED-BACKED
                 SECURITIES
                 (cost -- $1,752,107)..........                       1,747,526
                                                                    -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (continued)

-------------------------------------------------------------------------------
  PRINCIPAL                                      INTEREST MATURITY
 AMOUNT (A)  DESCRIPTION                           RATE     DATE      VALUE

-------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 0.5%
  11,900,000 DLJ Commercial Mortgage
             Corporation -- Interest only
             (cost -- $590,407)...............    0.709%  05/10/23 $    583,844
                                                                   ------------
  WARRANTS   WARRANTS+ -- 0.0%
         400 In Flight Phone Warrants, expires
             03/31/02 (cost -- $22,396).......                                0
   RIGHTS    RIGHTS+ -- 0.0%
       1,000 Terex Stock Appreciation Rights,
             expires 05/15/02 (cost -- $0)....                           23,125
                                                                   ------------
             TOTAL INVESTMENTS -- 97.8%
              (cost -- $106,584,534).........                       105,732,931
                                                                   ------------
  PRINCIPAL
 AMOUNT (A)  REPURCHASE AGREEMENT -- 24.4%
 $26,419,000 Repurchase Agreement dated
             06/30/98, with J.P. Morgan
             Securities,
             collateralized by $27,152,000
             U.S. Treasury Bonds, 5.375%, due
             06/30/03
             valued at $26,948,360; proceeds:
             $26,423,021 (cost --
              $26,419,000)(f).................    5.480   07/01/98   26,419,000
                                                                   ------------
             Liabilities in excess of other
             assets -- (22.2%)................                     (24,029,833)
                                                                   ------------
             NET ASSETS -- 100.0%.............                     $108,122,098
                                                                   ============

FORWARD FOREIGN CURRENCY CONTRACTS

----------------------------------------------------------------------------
                                                                UNREALIZED
           MATURITY   CONTRACTS TO   IN EXCHANGE CONTRACTS AT  APPRECIATION
            DATES   RECEIVE/DELIVER      FOR        VALUE     (DEPRECIATION)
----------------------------------------------------------------------------
PURCHASES  08/12/98 CAD      202,530 $  140,159   $  137,940   $     (2,219)
           08/12/98 DEM    5,727,286  3,233,962    3,180,197        (53,765)
           08/12/98 GRD  110,080,000    360,942      358,662         (2,280)
           08/12/98 NLG    2,152,666  1,082,748    1,060,488        (22,260)
SALES      08/12/98 CAD    1,518,203  1,059,458    1,034,023         25,435
           08/12/98 DEM    6,345,695  3,588,238    3,523,582         64,656
           08/12/98 DKK    8,606,940  1,276,994    1,253,025         23,969
           08/12/98 GRD  106,680,000    337,363      347,584        (10,221)
           08/12/98 JPY   64,690,003    494,572      471,128         23,444
           08/12/98 NLG    2,035,341  1,024,844    1,002,690         22,154
           08/12/98 NZD      618,723    331,636      320,471         11,165
                                                               ------------
                                                               $     80,078
                                                               ============

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS STRATEGIC BOND FUND (concluded)
--------------------------------------------------------------------------------
 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
** To be announced.
 + Non-income producing security.
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) Participation interest was acquired through the financial institutions in-dicated parenthetically.
(e) Mortgage dollar roll. See Note 1.
(f) All or part of the security is segregated as collateral for mortgage dollar rolls, to be announced securities, and loan participations.
(g) Portion of income earned is capitalized as Russian Government Interest in Arrears Notes.
Abbreviations used in this statement:
FLIRB  Front-Loaded Interest Reduction Bonds.
IAN    Inerest Arrears Notes.
IRB    Interest Reduction Bonds.
PDI    Past Due Interest.
AUD    Australian Dollar.
CAD    Canadian Dollar.
DEM    German Deutschemark.
DKK    Danish Krone.
GRD    Greek Drachma.
ITL    Italian Lira.
JPY    Japanese Yen.
NLG    Netherlands Guilder.
NZD    New Zealand Dollar.
SEK    Swedish Krone.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND

-------------------------------------------------------------------------------
  PRINCIPAL                                      INTEREST MATURITY
   AMOUNT    DESCRIPTION                           RATE     DATE      VALUE

-------------------------------------------------------------------------------
             MUNICIPAL SECURITIES -- 98.5%
             CALIFORNIA -- 3.5%
    $285,000 Los Angeles, California AMBAC....    6.000%  08/01/03 $    308,128
     250,000 Oakland, California Port
              Authority MBIA..................    6.000   11/01/05      274,830
                                                                   ------------
                                                                        582,958
                                                                   ------------
             COLORADO -- 0.6%
     100,000 Moffat County, Colorado Pollution
              Control VR......................    3.800   07/01/98      100,000
                                                                   ------------
             DISTRICT OF COLUMBIA -- 3.1%
     500,000 District of Columbia GO MBIA.....    5.000   06/01/06      511,465
                                                                   ------------
             FLORIDA -- 1.1%
     175,000 Florida Housing Finance Agency...    6.150   07/01/06      183,379
                                                                   ------------
             HAWAII -- 1.6%
     250,000 Hawaii State Department of Budget
              & Finance.......................    5.600   07/01/06      266,235
                                                                   ------------
             ILLINOIS -- 9.5%
     300,000 Chicago, Illinois Metropolitan
              Water GO........................    5.900   12/01/06      331,582
     250,000 Chicago, Illinois O'Hare
              International Airport AMBAC.....    5.000   01/01/02      256,205
     400,000 Illinois Student Assistance
              Commission......................    6.400   03/01/04      430,796
     500,000 Springfield, Illinois Electric
              MBIA............................    6.000   03/01/06      550,540
                                                                   ------------
                                                                      1,569,123
                                                                   ------------
             INDIANA -- 9.5%
     500,000 Indiana Health Facilities Finance
              Authority.......................    5.800   08/15/06      533,280
     300,000 Indiana Secondary Market for
              Education AMBAC.................    5.550   12/01/05      317,538
     650,000 Indiana Transportation Finance
              Authority.......................    6.250   11/01/03      707,233
                                                                   ------------
                                                                      1,558,051
                                                                   ------------
             LOUISIANA -- 2.2%
     350,000 Louisiana Public Facilities
              Authority.......................    6.750   09/01/06      369,583
                                                                   ------------
             MASSACHUSETTS -- 2.7%
     400,000 Commonwealth of Massachusetts
              Health & Educational Facilities
              Authority.......................    6.500   12/01/05      449,436
                                                                   ------------
             MICHIGAN -- 1.7%
     250,000 Detroit, Michigan Water Supply
              MBIA............................    6.000   07/01/07      277,705
                                                                   ------------
             MISSISSIPPI -- 3.9%
     200,000 Mississippi Business Finance VR..    3.900   07/01/98      200,000
     420,000 Mississippi Higher Education.....    6.050   09/01/07      441,538
                                                                   ------------
                                                                        641,538
                                                                   ------------
             NEW JERSEY -- 3.0%
     450,000 Passaic Valley, New Jersey Sewer
              Commission AMBAC................    5.750   12/01/07      484,961
                                                                   ------------
             NEW YORK -- 23.2%
     250,000 Municipal Assistance Corporation,
              New York City, New York.........    5.500   07/01/02      262,613
     450,000 New York City, New York GO.......    6.500   02/01/02      482,711
     100,000 New York City, New York
              Transportation Finance Authority
              VR..............................    3.650   11/02/98      100,000
     500,000 New York State Dormitory
              Authority.......................    6.000   07/01/06      543,635
     700,000 New York State Dormitory
              Authority MBIA..................    5.600   07/01/06      742,574

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (concluded)

-------------------------------------------------------------------------------
  PRINCIPAL                                      INTEREST MATURITY
   AMOUNT    DESCRIPTION                           RATE     DATE      VALUE

-------------------------------------------------------------------------------
             NEW YORK -- (CONTINUED)
    $400,000 New York State Dormitory
              Authority (State University of
              New York).......................    6.625%  07/01/04 $    451,676
     500,000 New York State Mortgage Agency...    5.900   10/01/06      517,700
     250,000 New York State Urban
              Development.....................    5.000   01/01/06      254,855
     400,000 New York State, Thruway Authority
              MBIA............................    6.000   01/01/04      432,600
                                                                   ------------
                                                                      3,788,364
                                                                   ------------
             OHIO -- 3.2%
     250,000 Cleveland, Ohio Airport Systems
              FSA.............................    5.500   01/01/08      265,188
     250,000 Miami County, Ohio Hospital
              Facilities......................    5.600   05/15/02      257,783
                                                                   ------------
                                                                        522,971
                                                                   ------------
             PENNSYLVANIA -- 12.2%
     500,000 Allegheny County, Pennsylvania
              Airport MBIA....................    5.500   01/01/03      524,325
     400,000 Geisinger Authority, Pennsylvania
              Health System...................    6.000   07/01/01      420,920
     500,000 Monroeville, Pennsylvania
              Hospital Authority..............    5.750   10/01/05      534,445
     250,000 Pennsylvania Housing Finance
              Authority.......................    4.850   10/01/07      250,353
     265,000 Philadelphia, Pennsylvania
              Hospital Authority..............    5.400   07/01/04      274,744
                                                                   ------------
                                                                      2,004,787
                                                                   ------------
             SOUTH CAROLINA -- 6.8%
     250,000 Piedmont Municipal Power Agency
              FGIC............................    6.000   01/01/07      274,955
     750,000 South Carolina State Public
              Service Authority FGIC..........    6.500   01/01/05      839,130
                                                                   ------------
                                                                      1,114,085
                                                                   ------------
             TEXAS -- 4.6%
     500,000 Austin, Texas Airport Systems
              MBIA............................    6.500   11/15/05      563,140
     200,000 Sabine River, Texas Pollution
              Control Authority VR............    3.900   07/01/98      200,000
                                                                   ------------
                                                                        763,140
                                                                   ------------
             VIRGINIA -- 5.5%
     500,000 Pocahontas Parkway Association,
              Virginia........................    5.000   08/15/06      504,290
     400,000 Roanoke, Virginia Industrial
              Development Authority VR........    4.000   07/01/98      400,000
                                                                   ------------
                                                                        904,290
                                                                   ------------
             WYOMING -- 0.6%
     100,000 Platte County, Wyoming Pollution
              Control VR......................    3.800   07/01/98      100,000
                                                                   ------------
             TOTAL INVESTMENTS -- 98.5%
              (cost -- $15,500,974)...........                       16,192,071
                                                                   ------------
             Other assets in excess of
              liabilities -- 1.5%.............                          241,620
                                                                   ------------
             NET ASSETS -- 100.0%.............                     $ 16,433,691
                                                                   ============

Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA Insured as to principal and interest by the Financial Security Assurance Corporation.
GO     General Obligation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND

-------------------------------------------------------------------------------
 PRINCIPAL                                        INTEREST MATURITY
   AMOUNT   DESCRIPTION                             RATE     DATE      VALUE

-------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 26.8%
 $  100,000 U.S. Treasury Note (a).............     5.875% 09/30/02 $   101,250
    150,000 U.S. Treasury Note (a).............     5.625  12/31/02     150,656
    700,000 U.S. Treasury Note.................     5.750  04/30/03     706,888
    450,000 U.S. Treasury Note (a).............     6.625  05/15/07     483,327
  1,500,000 U.S. Treasury Note (a).............     6.125  08/15/07   1,560,705
    500,000 U.S. Treasury Note.................     5.500  02/15/08     499,685
    500,000 U.S. Treasury Note.................     5.625  05/15/08     506,795
                                                                    -----------
            TOTAL U.S. TREASURY NOTES
             (cost -- $3,954,602)..............                       4,009,306
                                                                    -----------
            U.S. GOVERNMENT AGENCY -- 71.4%
    100,000 Federal Home Loan Bank.............     5.940  06/13/00     100,562
    308,555 Federal Home Loan Mortgage
             Corporation.......................     7.500  05/01/07     318,157
     26,781 Federal Home Loan Mortgage
             Corporation.......................     6.000  07/01/10      26,742
     16,043 Federal Home Loan Mortgage
             Corporation.......................    11.750  01/01/11      17,800
    156,855 Federal Home Loan Mortgage
             Corporation.......................     7.000  05/01/11     160,291
    393,367 Federal Home Loan Mortgage
             Corporation.......................     7.000  07/01/11     401,986
    620,395 Federal Home Loan Mortgage
             Corporation.......................     7.000  07/01/11     633,988
    303,494 Federal Home Loan Mortgage
             Corporation.......................     7.000  08/01/11     310,143
        863 Federal Home Loan Mortgage
             Corporation.......................    11.750  06/01/14         970
     13,761 Federal Home Loan Mortgage
             Corporation.......................    11.750  12/01/14      15,555
     27,708 Federal Home Loan Mortgage
             Corporation.......................    11.750  07/01/15      31,469
    226,747 Federal Home Loan Mortgage
             Corporation.......................     8.250  04/01/17     237,402
    263,507 Federal Home Loan Mortgage
             Corporation.......................     8.000  12/01/19     274,585
    578,261 Federal Home Loan Mortgage
             Corporation.......................     8.000  07/01/20     606,136
    189,601 Federal Home Loan Mortgage
             Corporation.......................     7.000  04/15/21     192,563
    750,000 Federal Home Loan Mortgage
             Corporation.......................     8.500  03/15/24     807,904
    800,797 Federal National Mortgage
             Association.......................     6.783  01/17/03     812,058
    202,512 Federal National Mortgage
             Association.......................     6.500  12/01/03     203,506
  1,500,000 Federal National Mortgage
             Association (b)...................     7.000     *       1,521,563
    800,000 Federal National Mortgage
             Association.......................     6.527  03/25/10     816,000
     29,888 Federal National Mortgage
             Association.......................    14.500  11/01/14      36,753
     17,222 Federal National Mortgage
             Association.......................    12.500  08/01/15      20,193
     71,689 Federal National Mortgage
             Association.......................    12.500  09/01/15      85,108
     79,926 Federal National Mortgage
             Association.......................    13.000  11/15/15      96,087
    426,563 Federal National Mortgage
             Association.......................    12.000  01/01/16     494,097
     30,283 Federal National Mortgage
             Association.......................    12.000  01/01/16      35,724
    261,801 Federal National Mortgage
             Association.......................    12.500  01/01/16     308,189
     23,364 Federal National Mortgage
             Association.......................    11.500  04/01/19      26,609
    167,041 Federal National Mortgage
             Association.......................    10.500  08/01/20     186,563
    372,410 Federal National Mortgage
             Association.......................     8.500  11/01/23     390,717
    211,260 Federal National Mortgage
             Association.......................     9.000  08/01/26     223,438
  1,100,000 Federal National Mortgage
             Association (b)...................     6.500     *       1,095,531
    177,660 Government National Mortgage
             Association.......................     8.500  01/15/18     188,523
                                                                    -----------
            TOTAL U.S. GOVERNMENT AGENCY
             (cost -- $10,541,678).............                      10,676,912
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND (concluded)

-------------------------------------------------------------------------------
  PRINCIPAL                                       INTEREST MATURITY
   AMOUNT    DESCRIPTION                            RATE     DATE      VALUE

-------------------------------------------------------------------------------
             MORTGAGED-BACKED SECURITIES --
              3.5%
 $   331,175 Merrill Lynch Trust...............    6.000%  03/20/18 $   328,794
     200,233 Vendee Mortgage Trust.............    7.250   10/15/10     200,796
                                                                    -----------
             TOTAL MORTGAGED-BACKED SECURITIES
              (cost -- $529,590)...............                         529,590
                                                                    -----------
             TOTAL INVESTMENTS -- 101.7%
              (cost -- $15,025,870)............                      15,215,808
                                                                    -----------
             REPURCHASE AGREEMENT -- 14.6%
   2,181,000 Repurchase Agreement dated
              06/30/98, with J.P. Morgan
              Securities, collateralized by
              $2,072,000 U.S. Treasury Bonds,
              8.50%, due 11/15/00, valued at
              $2,224,810; proceeds: $2,181,332
              (cost -- $2,181,000).............    5.480   07/01/98   2,181,000
                                                                    -----------
             Liabilities in excess of other
              assets -- (16.3%)................                     (2,441,269)
                                                                    -----------
             NET ASSETS -- 100.0%..............                     $14,955,539
                                                                    ===========

 *To be announced.
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Mortgage dollar roll. See Note 1.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

-------------------------------------------------------------------------------
                                             YIELD TO
  PRINCIPAL                              MATURITY ON DATE MATURITY
   AMOUNT    DESCRIPTION                   OF PURCHASE*     DATE      VALUE

-------------------------------------------------------------------------------
             MUNICIPAL SECURITIES --
               99.3%
             NEW YORK -- 97.3%
  $  655,000 Albany County, New York
              Industrial Development
              Agency VR...............        3.600%      07/02/98 $    655,000
   1,355,000 Amherst, New York
              Industrial Development
              Agency VR...............        3.750       07/02/98    1,355,000
   1,550,000 Auburn, New York
              Industrial Development
              Agency VR...............        3.750       07/01/98    1,550,000
   3,900,000 Babylon, New York
              Industrial Development
              Agency VR...............        4.000       07/01/98    3,900,000
     575,000 Babylon, New York
              Industrial Development
              Agency VR...............        3.750       07/02/98      575,000
   1,375,000 Broome County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98    1,375,000
   1,600,000 Chautauqua County, New
              York
              Industrial Development
              Agency VR...............        3.750       07/01/98    1,600,000
   1,740,000 Chemung County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98    1,740,000
   4,300,000 Chenango, New York
              Industrial Development
              Agency VR...............        3.750       07/02/98    4,300,000
     670,000 Colonie, New York
              Housing Development
              Corporation VR..........        4.200       07/01/98      670,000
     495,000 Colonie, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98      495,000
   1,025,000 Dutchess County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98    1,025,000
   1,140,000 Erie County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98    1,140,000
     410,000 Erie County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98      410,000
     263,600 Erie County, New York
              Industrial Development
              Agency VR...............        3.750       07/02/98      263,600
     100,000 Erie County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98      100,000
   2,550,000 Islip, New York
              Industrial Development
              Authority VR............        3.600       07/02/98    2,550,000
   7,000,000 Long Island, New York
              Power Authority VR......        3.800       07/01/98    7,000,000
   1,560,000 Monroe County, New York
              Industrial Development
              Agency PUT..............        3.800       12/01/98    1,560,000
     700,000 Monroe County, New York
              Industrial Development
              Agency PUT..............        4.500       06/15/99      700,000
   6,500,000 Monroe County, New York
              Industrial Development
              Agency VR...............        3.750       07/01/98    6,500,000
   3,325,000 Monroe County, New York
              Industrial Development
              Agency VR...............        3.700       07/02/98    3,325,000
   3,075,000 Monroe County, New York
              Industrial Development
              Agency VR...............        3.700       07/02/98    3,075,000
   3,000,000 Monroe County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98    3,000,000
   2,490,000 Monroe County, New York
              Industrial Development
              Agency VR...............        3.550       07/02/98    2,490,000

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

--------------------------------------------------------------------------------
                                              YIELD TO
  PRINCIPAL                               MATURITY ON DATE MATURITY
   AMOUNT    DESCRIPTION                    OF PURCHASE*     DATE      VALUE

--------------------------------------------------------------------------------
 $ 1,810,000 Monroe County, New York
              Industrial Development
              Agency VR.................          3.750%   07/02/98 $  1,810,000
   1,430,000 Monroe County, New York
              Industrial Development
              Agency VR.................          3.750    07/02/98    1,430,000
     825,000 Monroe County, New York
              Industrial Development
              Agency VR.................          3.700    07/02/98      825,000
     780,000 Monroe County, New York
              Industrial Development
              Agency VR.................          3.750    07/02/98      780,000
   2,500,000 Monroe County, New York
              Industrial Development
              Agency VR.................          3.600    07/02/98    2,500,000
   1,000,000 Municipal Assistance
              Corporation
              New York City, New York...          3.700    07/01/98    1,000,000
     100,000 Municipal Assistance
              Corporation
              New York City, New York...          4.000    07/01/98      100,000
   6,760,000 Nassau County, New York GO
              BAN.......................    3.575-3.630    08/17/98    6,765,720
     900,000 Nassau County, New York
              Industrial Development
              Agency VR.................          3.600    07/02/98      900,000
   2,000,000 New York City, New York
              Health & Hospital
              Corporation VR............          3.300    07/01/98    2,000,000
   1,900,000 New York City, New York
              Health & Hospital
              Corporation VR............          3.300    07/01/98    1,900,000
   5,300,000 New York City, New York
              Housing Development
              Corporation VR............          3.250    07/02/98    5,300,000
   3,100,000 New York City, New York
              Housing Development
              Corporation VR............          3.200    07/01/98    3,100,000
   2,500,000 New York City, New York
              Housing Development
              Corporation VR............          3.600    07/01/98    2,500,000
   1,700,000 New York City, New York
              Housing Development
              Corporation VR............          3.600    07/01/98    1,700,000
     100,000 New York City, New York
              Housing Development
              Corporation VR............          3.500    07/01/98      100,000
   4,000,000 New York City, New York
              Industrial Development
              Agency VR.................          3.450    07/01/98    4,000,000
   1,690,000 New York City, New York
              Industrial Development
              Agency VR.................          3.250    07/01/98    1,690,000
   1,650,000 New York City, New York
              Industrial Development
              Agency VR.................          3.250    07/01/98    1,650,000
   1,050,000 New York City, New York
              Industrial Development
              Agency VR.................          3.250    07/01/98    1,050,000
     725,000 New York City, New York
              Industrial Development
              Agency VR.................          3.600    07/02/98      725,000
     400,000 New York City, New York
              Industrial Development
              Agency VR.................          3.750    07/02/98      400,000
     250,000 New York City, New York
              Industrial Development
              Agency VR.................          3.900    07/02/98      250,000
   1,100,000 New York City, New York
              Municipal Water Finance
              Authority VR..............          3.800    07/01/98    1,100,000
   4,000,000 New York City, New York
              Transportation Finance
              Authority VR..............          3.650    07/01/98    4,000,000
   5,310,000 New York State,
              Power Authority PUT.......          3.600    09/01/98    5,310,000

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

---------------------------------------------------------------------------------
                                               YIELD TO
  PRINCIPAL                                MATURITY ON DATE MATURITY
    AMOUNT    DESCRIPTION                    OF PURCHASE*     DATE      VALUE

---------------------------------------------------------------------------------
 $  5,000,000 New York State,
               Power Authority PUT......        3.600%      09/01/98 $  5,000,000
    1,500,000 New York State,
               Power Authority PUT......        3.600       09/01/98    1,500,000
      750,000 New York State,
               Dormitory Authority FSA..        3.850       07/01/98      749,999
    1,370,000 New York State,
               Dormitory Authority VR...        4.050       07/01/98    1,370,000
    2,500,000 New York State,
               Energy, Research &
               Development Authority
               VR.......................        3.800       07/01/98    2,500,000
    1,300,000 New York State,
               Energy, Research &
               Development Authority
               VR.......................        3.800       07/01/98    1,300,000
    5,000,000 New York State,
               Housing Finance Agency
               VR.......................        3.250       07/01/98    5,000,000
    4,500,000 New York State,
               Housing Finance Agency
               VR.......................        3.500       07/01/98    4,500,000
    1,700,000 New York State,
               Housing Finance Agency
               VR.......................        3.200       07/01/98    1,700,000
    1,655,000 New York State,
               Job Development Authority
               VR.......................        3.850       07/01/98    1,655,000
    1,615,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98    1,615,000
      790,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98      790,000
      535,000 New York State,
               Job Development Authority
               VR.......................        3.850       07/01/98      535,000
      350,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98      350,000
      215,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98      215,000
      150,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98      150,000
      135,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98      135,000
       60,000 New York State,
               Job Development Authority
               VR.......................        3.750       07/01/98       60,000
    3,800,000 New York State,
               Thruway Authority VR.....        3.800       07/01/98    3,800,000
   20,495,000 Niagara County, New York
               Industrial Development
               Agency VR................        3.600       07/01/98   20,495,000
    4,400,000 Niagara County, New York
               Industrial Development
               Agency VR................        3.500       07/01/98    4,400,000
      765,000 Niagara County, New York
               Industrial Development
               Agency VR................        3.750       07/02/98      765,000
    5,000,000 Oneida County, New York
               Industrial Development
               Agency VR................        3.750       07/02/98    5,000,000
      270,000 Oneida County, New York
               Industrial Development
               Agency VR................        3.750       07/02/98      270,000
   20,000,000 Onondaga County, New York
               Industrial Development
               Agency PUT...............        4.100       11/01/98   20,000,000
    3,800,000 Onondaga County, New York
               Industrial Development
               Agency VR................        3.700       07/01/98    3,800,000

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (concluded)

-------------------------------------------------------------------------------
                                             YIELD TO
  PRINCIPAL                              MATURITY ON DATE MATURITY
   AMOUNT    DESCRIPTION                   OF PURCHASE*     DATE      VALUE

-------------------------------------------------------------------------------
 $ 1,300,000 Onondaga County, New York
              Industrial Development
              Agency VR...............        3.700%      07/01/98 $  1,300,000
     100,000 Onondaga County, New York
              Industrial Development
              Agency VR...............        3.700       07/01/98      100,000
     100,000 Onondaga County, New York
              Industrial Development
              Agency VR...............        3.700       07/01/98      100,000
   4,400,000 Ontario County, New York
              Industrial Development
              Agency VR...............        4.000       07/01/98    4,400,000
     405,000 Port Authority of New
              York & New Jersey.......        3.580       10/15/98      407,194
   7,300,000 Port Authority of New
              York & New Jersey VR....        3.750       07/01/98    7,300,000
   6,410,000 Port Authority of New
              York & New Jersey VR....        3.750       07/01/98    6,410,000
   1,300,000 Rockland County, New York
              Industrial Development
              Agency VR...............        3.750       07/02/98    1,300,000
     175,000 Schoharie County, New
              York
              Industrial Development
              Agency VR...............        3.750       07/02/98      175,000
  10,000,000 Suffolk County, New York
              GO TAN..................        3.850       09/10/98   10,007,478
   3,650,000 Syracuse, New York
              Industrial Development
              Agency VR...............        3.750       07/01/98    3,650,000
   2,510,000 Triborough Bridge &
              Tunnel Authority, New
              York....................        3.550       01/01/99    2,548,863
   1,000,000 Triborough Bridge &
              Tunnel Authority, New
              York....................        3.600       01/01/99    1,003,148
   2,460,000 Warren & Washington
              Counties, New York
              Industrial Development
              Agency VR...............        3.550       07/02/98    2,460,000
   5,900,000 Wyoming County, New York
              Industrial Development
              Agency VR...............        3.750       07/02/98    5,900,000
     305,000 Wyoming County, New York
              Industrial Development
              Agency VR...............        3.600       07/02/98      305,000
   1,035,000 Yates County, New York
              Industrial Development
              Agency VR...............        3.550       07/02/98    1,035,000
                                                                   ------------
                                                                    240,296,002
                                                                   ------------
             PUERTO RICO -- 2.0%
   1,500,000 Commonwealth of Puerto
              Rico, Highway Authority
              P/R.....................        3.650       07/01/98    1,530,000
     500,000 Commonwealth of Puerto
              Rico, Telephone
              Authority MBIA..........        3.520       01/01/99      502,138
   3,000,000 Commonwealth of Puerto
              Rico GDB TECP...........        3.400       07/01/98    3,000,000
                                                                   ------------
                                                                      5,032,138
                                                                   ------------
             TOTAL INVESTMENTS --
               99.3%
              (cost -- $245,328,140)..                              245,328,140
                                                                   ------------
             Other assets in excess of
              liabilities -- 0.7%.....                                1,756,843
                                                                   ------------
             NET ASSETS -- 100.0%.....                             $247,084,983
                                                                   ============

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
Abbreviations used in this statement:
BANBond Anticipation Note.
FSAInsured as to principal and interest by the Financial Security Assurance
 Corporation.
GOGeneral Obligation.
MBIAInsured as to principal and interest by the MBIA Insurance Corporation. P/RPre-Refunded in U.S. Government Securities.
PUTOptional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
TANTax Anticipation Note.
TECPTax Exempt Commercial Paper.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS CASH MANAGEMENT FUND

-------------------------------------------------------------------------------
                                              YIELD TO
 PRINCIPAL                                MATURITY ON DATE MATURITY
   AMOUNT   DESCRIPTION                     OF PURCHASE*     DATE      VALUE

-------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES --
              6.5%
            FINANCIAL SERVICES -- 6.5%
 $  500,000 Contimortgage Home Equity
             Loan Trust................        5.649%      06/15/99 $   500,000
     52,176 Ford Credit Auto Owner
             Trust.....................        5.748       10/15/98      52,176
    848,068 Ford Credit Auto Owner
             Trust.....................        5.615       05/15/99     848,068
    296,236 Union Acceptance
             Corporation...............        5.611       03/10/99     296,236
                                                                    -----------
            TOTAL ASSET-BACKED
             SECURITIES
             (cost -- $1,696,480)......                               1,696,480
                                                                    -----------
            CERTIFICATES OF DEPOSIT --
              34.4%
            BANKS -- 34.4%
  1,000,000 Bankers Trust..............        5.950       09/09/98     999,938
  1,000,000 Barclays Bank..............        5.820       10/05/98   1,000,125
  1,000,000 Branch Banking & Trust.....        5.900       08/24/98   1,000,000
  1,000,000 Commerzbank................        5.670       03/05/99     999,445
  1,000,000 Credit Agricole Indosuez...        5.870       08/10/98   1,000,182
  1,000,000 Creditanstalt..............        5.830       09/25/98     999,942
  1,000,000 Deutsche Bank AG...........        5.570       07/06/98     999,994
  1,000,000 First Tennessee Bank.......        5.560       08/06/98     999,996
  1,000,000 Svenska Handelsbanken......        5.580       09/14/98     999,954
                                                                    -----------
            TOTAL CERTIFICATES OF
             DEPOSIT
             (cost -- $8,999,576)......                               8,999,576
                                                                    -----------
            COMMERCIAL PAPER -- 5.3%
            PAPER -- 1.5%
    389,000 Bemis......................        5.550       07/08/98     388,580
                                                                    -----------
            TOY MANUFACTURING -- 3.8%
  1,000,000 Hasbro.....................        5.630       07/06/98     999,218
                                                                    -----------
            TOTAL COMMERCIAL PAPER
             (cost -- $1,387,798)......                               1,387,798
                                                                    -----------
            CORPORATE BONDS -- 3.8%
            FINANCIAL SERVICES -- 1.9%
    500,000 Associates Corporation of
             North America.............        5.940       07/15/98     500,207
                                                                    -----------
            TELEPHONE SYSTEMS -- 1.9%
    500,000 Bell Atlantic..............        5.640       09/01/98     499,547
                                                                    -----------
            TOTAL CORPORATE BONDS
             (cost -- $999,754)........                                 999,754
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (continued)
SALOMON BROTHERS CASH MANAGEMENT FUND (continued)

-------------------------------------------------------------------------------
                                              YIELD TO
  PRINCIPAL                               MATURITY ON DATE MATURITY
   AMOUNT    DESCRIPTION                    OF PURCHASE*     DATE      VALUE

-------------------------------------------------------------------------------
             FLOATING RATE NOTES --
               49.1%
             CALIFORNIA -- 3.8%
 $ 1,000,000 Pasadena, California
              Certificates of
              Participation VR.........        5.660%      07/07/98 $ 1,000,000
                                                                    -----------
             FLORIDA -- 9.6%
   1,000,000 Baptist Health Systems VR
              MBIA.....................        5.600       07/01/98   1,000,000
   1,000,000 Dade County, Florida
              Expressway Authority VR
              FGIC.....................        5.600       07/02/98   1,000,000
     500,000 Florida Housing Finance
              Agency VR................        5.610       07/01/98     500,000
                                                                    -----------
                                                                      2,500,000
                                                                    -----------
             GEORGIA -- 2.3%
     600,000 De Kalb Development
              Authority VR.............        5.600       07/01/98     600,000
                                                                    -----------
             ILLINOIS -- 2.7%
     500,000 Edwards Hospital Group
              VR.......................        5.650       07/01/98     500,000
     200,000 Isac, Illinois VR.........        5.650       07/01/98     200,000
                                                                    -----------
                                                                        700,000
                                                                    -----------
             KENTUCKY -- 1.9%
     500,000 Lexington-Fayette,
              Kentucky
              Urban County Airport VR..        5.700       07/01/98     500,000
                                                                    -----------
             LOUISIANA -- 3.8%
   1,000,000 Calcasieu Parish,
              Louisiana
              Industrial Development
              Agency VR................        5.700       07/01/98   1,000,000
                                                                    -----------
             MICHIGAN -- 2.7%
     700,000 Genesys Health Systems
              VR.......................        5.680       07/01/98     700,000
                                                                    -----------
             MINNESOTA -- 3.8%
   1,000,000 Catholic Health
              Initiatives VR...........        5.600       07/01/98   1,000,000
                                                                    -----------
             NEW JERSEY -- 1.0%
     255,000 New Jersey Economic
              Development Authority
              VR.......................        5.910       07/06/98     255,000
                                                                    -----------
             NEW YORK -- 6.0%
     280,000 New York City, New York
              Industrial Development
              Agency VR................        5.650       07/01/98     280,000
     100,000 New York City, New York
              Industrial Development
              Agency VR................        5.650       07/01/98     100,000
     900,000 New York State, Housing
              Finance Agency VR........        5.600       07/01/98     900,000
     300,000 Syracuse, New York GO VR..        5.850       07/01/98     300,000
                                                                    -----------
                                                                      1,580,000
                                                                    -----------
             NORTH CAROLINA -- 2.9%
     400,000 Community Health Systems
              VR.......................        5.850       07/01/98     400,000
     365,000 Greensboro, North Carolina
              GO VR....................        5.700       07/01/98     365,000
                                                                    -----------
                                                                        765,000
                                                                    -----------
             PENNSYLVANIA -- 5.3%
     400,000 Moon, Pennsylvania
              Industrial Development
              Authority VR.............        5.700       07/02/98     400,000
   1,000,000 Pennsylvania Economic
              Development Authority
              VR.......................        5.700       07/01/98   1,000,000
                                                                    -----------
                                                                      1,400,000
                                                                    -----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS
(unaudited) (concluded)
SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)

-------------------------------------------------------------------------------
                                              YIELD TO
 PRINCIPAL                                MATURITY ON DATE MATURITY
   AMOUNT   DESCRIPTION                     OF PURCHASE*     DATE      VALUE

-------------------------------------------------------------------------------
            TEXAS -- 3.3%
 $  875,000 Texas State GO VR..........        5.610%      07/01/98 $   875,000
                                                                    -----------
            TOTAL FLOATING RATE NOTES
             (cost -- $12,875,000).....                              12,875,000
                                                                    -----------
            TOTAL INVESTMENTS -- 99.1%
             (cost -- $25,958,608).....                              25,958,608
                                                                    -----------
            REPURCHASE AGREEMENT --
             0.7%
    175,000 Repurchase Agreement dated
             06/30/98 with State Street
             Bank, collateralized by
             $155,000 U.S. Treasury
             Bonds, 8.375%, due
             05/15/08, valued at
             $178,831; proceeds:
             $175,028 (cost --
              $175,000)................        5.700       07/01/98     175,000
                                                                    -----------
            Other assets in excess of
             liabilities -- 0.2%.......                                  51,761
                                                                    -----------
            NET ASSETS -- 100.0%.......                             $26,185,369
                                                                    ===========

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO    General Obligation.
MBIA  Insured as to principal and interest by the MBIA Insurance Corporation.

                 See accompanying notes to financial statements

                      [This page intentionally left blank]

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

                                             ASIA
                                            GROWTH       CAPITAL     INVESTORS
                                             FUND          FUND         FUND
--------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A)..........  $13,914,566  $216,196,504 $766,461,748
Repurchase agreements, at value and
 cost...................................           --     5,301,000   44,696,000
Cash (including foreign currency).......    1,540,063           599          762
Receivable for securities sold..........    1,022,739     4,425,468   15,043,901
Receivable for Fund shares sold.........      103,879       847,859    1,190,083
Interest and dividends receivable.......       36,688       361,039      949,639
Receivable from investment advisor......       97,825            --           --
Deferred organization expense...........       64,095            --           --
Net unrealized appreciation of forward
 foreign currency contracts.............           --            --           --
Other assets............................       23,088        23,692       41,121
                                          -----------  ------------ ------------
Total assets............................   16,802,943   227,156,161  828,383,254
                                          -----------  ------------ ------------
LIABILITIES:
Payable for:
 Securities purchased...................    1,166,859     4,019,703    8,219,393
 Sale of security to be received........           --            --    1,040,362
 Reverse repurchase agreements..........           --            --           --
 Fund shares redeemed...................      174,167     1,069,983      318,288
 Dividends and distributions declared...           --            --           --
 Affiliate transactions:
 Management fees........................           --       150,818    1,023,959
 Service and distribution fees..........       27,674        36,973      242,747
Net unrealized depreciation of forward
 foreign currency contracts.............       22,897         2,484           --
Accrued expenses and other liabilities..       30,295       100,070      218,969
                                          -----------  ------------ ------------
Total liabilities.......................    1,421,892     5,380,031   11,063,718
                                          -----------  ------------ ------------
NET ASSETS..............................  $15,381,051  $221,776,130 $817,319,536
                                          ===========  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital.........................  $26,196,408  $166,896,518 $503,658,181
Undistributed net investment income or
 (distributions in excess of net
 investment income).....................       70,197       529,899    1,727,908
Accumulated net realized gain (loss) on
 investments, options and foreign
 currency transactions..................   (7,734,402)   23,407,659   64,183,025
Net unrealized appreciation
 (depreciation) on investments, foreign
 currency transactions and other
 assets.................................   (3,151,152)   30,942,054  247,750,422
                                          -----------  ------------ ------------
NET ASSETS:.............................  $15,381,051  $221,776,130 $817,319,536
                                          ===========  ============ ============
Class A.................................  $ 5,881,696  $  7,910,855 $ 64,354,746
                                          ===========  ============ ============
Class B.................................  $ 5,876,319  $ 10,957,341 $ 70,294,000
                                          ===========  ============ ============
Class C.................................  $ 2,313,513  $  4,330,175 $ 16,619,460
                                          ===========  ============ ============
Class O.................................  $ 1,309,523  $198,577,759 $666,051,330
                                          ===========  ============ ============
SHARES OUTSTANDING:
Class A.................................    1,033,934       337,624    2,785,439
                                          ===========  ============ ============
Class B.................................    1,042,681       472,344    3,065,304
                                          ===========  ============ ============
Class C.................................      410,623       186,523      724,500
                                          ===========  ============ ============
Class O.................................      229,240     8,439,551   28,769,364
                                          ===========  ============ ============
NET ASSET VALUE:
CLASS A SHARES
Net asset value and redemption price per
 share..................................  $      5.69  $      23.43 $      23.10
                                          ===========  ============ ============
Maximum offering price per share (based
 on maximum sales charge of 4.75%,
 except Cash Management Fund and New
 York Municipal Money Fund).............  $      5.97  $      24.60 $      24.25
                                          ===========  ============ ============
CLASS B SHARES
Net asset value and offering price per
 share *................................  $      5.64  $      23.20 $      22.93
                                          ===========  ============ ============
CLASS C SHARES
Net asset value and offering price per
 share *................................  $      5.63  $      23.22 $      22.94
                                          ===========  ============ ============
CLASS O SHARES
Net asset value, offering price and
 redemption price per share.............  $      5.71  $      23.53 $      23.15
                                          ===========  ============ ============
Note A: Cost of investments.............  $17,045,768  $185,254,623 $518,786,158
                                          ===========  ============ ============

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

72               See accompanying notes to financial statements

                                              NATIONAL       U.S.        NEW YORK       CASH
    TOTAL       HIGH YIELD    STRATEGIC     INTERMEDIATE  GOVERNMENT    MUNICIPAL    MANAGEMENT
 RETURN FUND    BOND FUND     BOND FUND    MUNICIPAL FUND INCOME FUND   MONEY FUND      FUND
-------------------------------------------------------------------------------------------------
 $197,586,073  $649,028,652  $105,732,931   $16,192,071   $15,215,808  $245,328,140  $25,958,608
   32,973,000    16,190,000    26,419,000            --     2,181,000            --      175,000
          471           779         3,188        99,321           667       747,712          286
       51,610     1,047,969        11,316            --        27,977            --           --
      982,859     2,902,465       927,983       348,471        43,343       193,069           --
    1,567,158    12,999,199     1,633,650       279,501       124,402     1,947,288      366,910
           --            --            --        32,582        31,492            --           --
       42,075        48,564        48,740        38,510        39,868            --           --
           --            --        80,078            --            --            --           --
       37,290       169,139        29,676        15,388        15,541        12,636       15,757
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
  233,240,536   682,386,767   134,886,562    17,005,844    17,680,098   248,228,845   26,516,561
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
   18,921,800     4,559,323    25,948,401       505,506     2,619,358            --           --
           --            --            --            --            --            --           --
    3,167,194            --            --            --            --            --           --
      458,371     3,376,013       201,167         1,475        29,532       801,210      219,979
       91,106     2,729,937       306,723        45,997        50,444        19,214       87,375
       41,267       398,447        51,233            --            --        41,648        1,896
      394,573     1,299,227       217,893         7,060        11,170            --           --
           --            --            --            --            --            --           --
       88,860       291,740        39,047        12,115        14,055       281,790       21,942
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
   23,163,171    12,654,687    26,764,464       572,153     2,724,559     1,143,862      331,192
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
 $210,077,365  $669,732,080  $108,122,098   $16,433,691   $14,955,539  $247,084,983  $26,185,369
 ============  ============  ============   ===========   ===========  ============  ===========
 $188,764,308  $680,542,247  $108,444,399   $15,756,847   $14,659,103  $247,324,167  $26,187,840
      459,891      (754,357)     (427,996)      (11,724)      (16,581)           --           --
    4,891,353     1,862,214       896,117        (2,529)      123,079      (239,184)      (2,471)
   15,961,813   (11,918,024)     (790,422)      691,097       189,938            --           --
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
 $210,077,365  $669,732,080  $108,122,098   $16,433,691   $14,955,539  $247,084,983  $26,185,369
 ============  ============  ============   ===========   ===========  ============  ===========
 $ 58,864,178  $187,754,386  $ 21,808,291   $ 1,985,269   $ 2,366,217  $  5,337,724  $11,364,146
 ============  ============  ============   ===========   ===========  ============  ===========
 $117,640,313  $378,926,598  $ 60,892,091   $ 1,836,481   $ 3,216,087  $     25,000  $ 3,717,814
 ============  ============  ============   ===========   ===========  ============  ===========
 $ 31,824,659  $100,631,152  $ 25,014,534   $ 1,723,024   $ 1,258,724  $     25,000  $   906,431
 ============  ============  ============   ===========   ===========  ============  ===========
 $  1,748,215  $  2,419,944  $    407,182   $10,888,917   $ 8,114,511  $241,697,259  $10,196,978
 ============  ============  ============   ===========   ===========  ============  ===========
    4,293,877    16,438,237     2,024,562       187,517       230,971     5,337,871   11,364,292
 ============  ============  ============   ===========   ===========  ============  ===========
    8,598,574    33,271,498     5,658,500       174,037       313,954        25,000    3,717,862
 ============  ============  ============   ===========   ===========  ============  ===========
    2,320,337     8,839,822     2,323,396       163,263       122,953        25,000      906,448
 ============  ============  ============   ===========   ===========  ============  ===========
      126,804       211,749        37,826     1,029,245       792,462   241,937,153   10,199,238
 ============  ============  ============   ===========   ===========  ============  ===========
 $      13.71  $      11.42  $      10.77   $     10.59   $     10.24  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.39  $      11.99  $      11.31   $     11.12   $     10.75  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      13.68  $      11.39  $      10.76   $     10.55   $     10.24  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      13.72  $      11.38  $      10.77   $     10.55   $     10.24  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      13.79  $      11.43  $      10.76   $     10.58   $     10.24  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $181,624,260  $660,790,266  $106,584,534   $15,500,974   $15,025,870  $245,328,140  $25,958,608
 ============  ============  ============   ===========   ===========  ============  ===========

                 See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (unaudited)

                                            ASIA
                                           GROWTH       CAPITAL     INVESTORS
                                            FUND         FUND         FUND
-------------------------------------------------------------------------------
INCOME:
Interest...............................  $    24,985  $   655,950  $ 1,108,797
Dividends (Note A).....................      180,966    1,046,599    4,816,891
                                         -----------  -----------  -----------
                                             205,951    1,702,549    5,925,688
EXPENSES:
Management fee.........................       67,638      889,274    1,958,214
Custody and administration fees........      108,600       35,784       35,689
Shareholder services...................       29,322       43,078      258,106
Registration and filing fees...........       19,418       21,901       26,064
Amortization of organization expenses..       11,155           --           --
Legal..................................        5,068       23,530       27,512
Directors' fees and expenses...........        1,448       33,666       38,734
Printing...............................          905       14,299       52,128
Audit and tax return preparation fees..          905       31,313       27,693
Other..................................        4,707       17,374       30,769
                                         -----------  -----------  -----------
                                             249,166    1,110,219    2,454,909
Management fee waived and expenses
 absorbed by investment advisor........     (165,463)          --           --
Credits earned from custodian on cash
 balances..............................           --           (8)        (183)
                                         -----------  -----------  -----------
                                              83,703    1,110,211    2,454,726
Distribution and service fees:
Class A Shares.........................        8,654        7,342       72,620
Class B Shares.........................       32,560       36,296      300,454
Class C Shares.........................       11,028       16,335       70,878
                                         -----------  -----------  -----------
Net expenses...........................      135,945    1,170,184    2,898,678
                                         -----------  -----------  -----------
NET INVESTMENT INCOME..................       70,006      532,365    3,027,010
                                         -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (Note B)...................   (3,770,777)  23,620,126   64,269,823
Options written........................           --        8,175           --
Foreign currency transactions..........     (203,083)         (47)      (3,229)
                                         -----------  -----------  -----------
                                          (3,973,860)  23,628,254   64,266,594
                                         -----------  -----------  -----------
Net change in unrealized appreciation
 (depreciation) on:
Investments............................   (1,064,552)   5,121,954   20,927,678
Foreign currency transactions and other
 assets................................       21,068          173       74,662
                                         -----------  -----------  -----------
                                          (1,043,484)   5,122,127   21,002,340
                                         -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS)................................   (5,017,344)  28,750,381   85,268,934
                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSET
 FROM OPERATIONS.......................  $(4,947,338) $29,282,746  $88,295,944
                                         ===========  ===========  ===========
Note A: Net of foreign withholding tax
 of:...................................  $     9,763  $     4,320  $   106,218
                                         ===========  ===========  ===========
Note B: Net of foreign withholding tax
 of:...................................  $    58,883  $        --  $        --
                                         ===========  ===========  ===========

                 See accompanying notes to financial statements

                                           NATIONAL       U.S.      NEW YORK      CASH
   TOTAL      HIGH YIELD    STRATEGIC    INTERMEDIATE  GOVERNMENT  MUNICIPAL   MANAGEMENT
RETURN FUND   BOND FUND     BOND FUND   MUNICIPAL FUND INCOME FUND MONEY FUND     FUND
-----------------------------------------------------------------------------------------
$ 3,341,197  $ 31,925,327  $ 4,031,759     $380,205     $448,688   $5,219,865   $988,047
  1,381,461        91,248           --           --           --           --         --
-----------  ------------  -----------     --------     --------   ----------   --------
  4,722,658    32,016,575    4,031,759      380,205      448,688    5,219,865    988,047
    519,941     2,371,987      366,074       36,971       42,271      284,098     34,653
    124,971       358,657       74,898       11,715       15,020      282,914     29,621
    109,324       277,111       55,748       24,616       24,978       67,648     30,589
     32,352        94,683       25,888       16,227       15,807        9,405     22,677
      9,483        14,603       14,654       11,579       11,986           --         --
      7,602         8,507        1,267          181          181        3,077        543
      1,991         1,448        1,448        1,448        1,448        1,448      1,448
     14,480        45,793        7,421        1,086          905       25,385      1,991
     15,747        57,377       11,403        1,629        1,448       47,512      3,801
      6,515        13,213        5,430        1,990        1,991        4,525      2,897
-----------  ------------  -----------     --------     --------   ----------   --------
    842,406     3,243,379      564,231      107,442      116,035      726,012    128,220
   (282,353)     (112,183)     (80,989)     (69,553)     (73,763)         --     (32,757)
        (28)         (173)         (24)        (882)         (11)        (712)      (168)
-----------  ------------  -----------     --------     --------   ----------   --------
    560,025     3,131,023      483,218       37,007       42,261      725,300     95,295
     71,344       226,715       24,987        1,839        2,171           --         --
    520,467     1,801,125      272,283        7,676       13,426           --         --
    131,776       442,972      112,967        2,876        5,050           --         --
-----------  ------------  -----------     --------     --------   ----------   --------
  1,283,612     5,601,835      893,455       49,398       62,908      725,300     95,295
-----------  ------------  -----------     --------     --------   ----------   --------
  3,439,046    26,414,740    3,138,304      330,807      385,780    4,494,565    892,752
-----------  ------------  -----------     --------     --------   ----------   --------
  4,234,209     1,983,511      705,218           --      127,545         (856)      (271)
         --            --           --           --           --           --         --
     66,330            --       54,074           --           --           --         --
-----------  ------------  -----------     --------     --------   ----------   --------
  4,300,539     1,983,511      759,292           --      127,545         (856)      (271)
-----------  ------------  -----------     --------     --------   ----------   --------
  2,623,835   (20,132,875)  (2,134,425)     (26,688)     (39,628)          --         --
        (19)           --        6,821           --           --           --         --
-----------  ------------  -----------     --------     --------   ----------   --------
  2,623,816   (20,132,875)  (2,127,604)     (26,688)     (39,628)          --         --
-----------  ------------  -----------     --------     --------   ----------   --------
  6,924,355   (18,149,364)  (1,368,312)     (26,688)      87,917         (856)      (271)
-----------  ------------  -----------     --------     --------   ----------   --------
$10,363,401  $  8,265,376  $ 1,769,992     $304,119     $473,697   $4,493,709   $892,481
===========  ============  ===========     ========     ========   ==========   ========
$    15,111  $         --  $        --     $     --     $     --   $       --   $     --
===========  ============  ===========     ========     ========   ==========   ========
$        --  $         --  $        --     $     --     $     --   $       --   $     --
===========  ============  ===========     ========     ========   ==========   ========

                 See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1998 (unaudited)

                                           ASIA
                                          GROWTH       CAPITAL      INVESTORS
                                           FUND          FUND          FUND
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................  $    70,006  $    532,365  $  3,027,010
Net realized gain (loss) on
 investments, options, and foreign
 currency transactions................   (3,973,860)   23,628,254    64,266,594
Net change in unrealized appreciation
 (depreciation) on investments,
 options, foreign currency
 transactions and other assets........   (1,043,484)    5,122,127    21,002,340
                                        -----------  ------------  ------------
Net increase (decrease) in net assets
 from operations......................   (4,947,338)   29,282,746    88,295,944
                                        -----------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
Dividends from net investment income:
 Class A..............................           --        (5,320)      (91,602)
 Class B..............................           --        (1,750)           --
 Class C..............................           --            --            --
 Class O..............................           --      (380,954)   (1,371,792)
                                        -----------  ------------  ------------
                                                 --      (388,024)   (1,463,394)
                                        -----------  ------------  ------------
Distributions from net realized gains:
 Class A..............................           --      (272,758)   (1,362,082)
 Class B..............................           --      (345,158)   (1,448,387)
 Class C..............................           --      (141,699)     (338,856)
 Class O..............................           --    (7,515,562)  (14,569,969)
                                        -----------  ------------  ------------
                                                 --    (8,275,177)  (17,719,294)
                                        -----------  ------------  ------------
NET FUND CAPITAL SHARE TRANSACTIONS:
 Class A..............................    1,269,136     1,790,623     2,159,923
 Class B..............................    2,076,632     6,619,251    15,717,360
 Class C..............................    1,332,873     1,671,277     3,776,577
 Class O..............................    1,366,863     3,811,637      (440,431)
                                        -----------  ------------  ------------
 Net increase (decrease) in net assets
  from share transactions.............    6,045,504    13,892,788    21,213,429
                                        -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS...............................    1,098,166    34,512,333    90,326,685
NET ASSETS:
 Beginning of period..................   14,282,885   187,263,797   726,992,851
                                        -----------  ------------  ------------
 End of period (a)....................  $15,381,051  $221,776,130  $817,319,536
                                        ===========  ============  ============
(a) Including undistributed net
  investment income or (distributions
  in
  excess of net investment income)
  of:.................................  $    70,197  $    529,899  $  1,727,908
                                        ===========  ============  ============

                 See accompanying notes to financial statements

                                               NATIONAL       U.S.        NEW YORK        CASH
    TOTAL        HIGH YIELD    STRATEGIC     INTERMEDIATE  GOVERNMENT    MUNICIPAL     MANAGEMENT
 RETURN FUND     BOND FUND     BOND FUND    MUNICIPAL FUND INCOME FUND   MONEY FUND       FUND
---------------------------------------------------------------------------------------------------
 $  3,439,046   $ 26,414,740  $  3,138,304   $   330,807   $   385,780  $  4,494,565  $    892,752
    4,300,539      1,983,511       759,292            --       127,545          (856)         (271)
    2,623,816    (20,132,875)   (2,127,604)      (26,688)      (39,628)           --            --
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
   10,363,401      8,265,376     1,769,992       304,119       473,697     4,493,709       892,481
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
   (1,060,870)    (8,281,154)     (775,050)      (33,142)      (49,684)      (71,659)     (391,878)
   (1,610,271)   (15,073,593)   (1,915,246)      (29,692)      (66,819)         (394)     (102,686)
     (405,752)    (3,704,776)     (794,836)      (10,979)      (25,137)         (394)      (33,974)
      (30,209)      (109,574)      (23,308)     (268,718)     (260,721)   (4,422,118)     (364,214)
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
   (3,107,102)   (27,169,097)   (3,508,440)     (342,531)     (402,361)   (4,494,565)     (892,752)
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
           --             --            --            --            --            --            --
           --             --            --            --            --            --            --
           --             --            --            --            --            --            --
           --             --            --            --            --            --            --
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
           --             --            --            --            --            --            --
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
    3,381,300     23,366,719     5,018,953       926,325     1,038,830     1,529,837    (6,882,086)
   26,243,694     59,915,304    13,948,397       543,987       671,150            --      (433,475)
    9,843,222     27,434,914     5,190,463     1,211,539       503,613            --      (899,729)
      467,147         98,473      (237,293)     (368,035)   (1,484,255)  (63,720,851)   (9,674,758)
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
   39,935,363    110,815,410    23,920,520     2,313,816       729,338   (62,191,014)  (17,890,048)
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
   47,191,662     91,911,689    22,182,072     2,275,404       800,674   (62,191,870)  (17,890,319)
  162,885,703    577,820,391    85,940,026    14,158,287    14,154,865   309,276,853    44,075,688
 ------------   ------------  ------------   -----------   -----------  ------------  ------------
 $210,077,365   $669,732,080  $108,122,098   $16,433,691   $14,955,539  $247,084,983  $ 26,185,369
 ============   ============  ============   ===========   ===========  ============  ============
 $    459,891   $   (754,357) $   (427,996)  $   (11,724)  $   (16,581) $         --  $         --
 ============   ============  ============   ===========   ===========  ============  ============

                 See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1997

                                          ASIA
                                         GROWTH       CAPITAL      INVESTORS
                                          FUND          FUND          FUND
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss).........  $   (12,780) $    387,192  $  6,928,901
Net realized gain (loss) on
 investments, options, and foreign
 currency transactions...............   (3,746,816)   34,136,203    86,488,758
Net change in unrealized appreciation
 (depreciation) on investments,
 foreign currency transactions and
 other assets........................   (2,160,805)    4,077,726    55,513,413
                                       -----------  ------------  ------------
Net increase (decrease) in net assets
 from operations.....................   (5,920,401)   38,601,121   148,931,072
                                       -----------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
Dividends from net investment income:
 Class A.............................      (11,004)           --      (394,641)
 Class B.............................         (924)           --      (127,662)
 Class C.............................         (213)           --       (31,038)
 Class O.............................         (478)           --    (6,411,465)
                                       -----------  ------------  ------------
                                           (12,619)           --    (6,964,806)
                                       -----------  ------------  ------------
Dividends in excess of net investment
 income:
 Class A.............................           --            --            --
 Class B.............................           --            --            --
 Class C.............................           --            --            --
 Class O.............................           --            --            --
                                       -----------  ------------  ------------
                                                --            --            --
                                       -----------  ------------  ------------
Distributions from net realized
 gains:
 Class A.............................     (104,353)     (718,602)   (5,343,337)
 Class B.............................      (89,299)     (465,526)   (4,567,031)
 Class C.............................      (11,184)     (273,465)   (1,068,601)
 Class O.............................       (4,097)  (27,201,307)  (63,545,388)
                                       -----------  ------------  ------------
                                          (208,933)  (28,658,900)  (74,524,357)
                                       -----------  ------------  ------------
NET FUND CAPITAL SHARE TRANSACTIONS:
 Class A.............................    5,542,052     5,435,106    44,549,064
 Class B.............................    5,069,723     3,847,103    38,690,707
 Class C.............................    2,131,854     2,353,927     9,264,215
 Class O.............................      455,841    29,050,070    26,389,130
                                       -----------  ------------  ------------
 Net increase in net assets from
  share transactions.................   13,199,470    40,686,206   118,893,116
                                       -----------  ------------  ------------
NET INCREASE IN NET ASSETS...........    7,057,517    50,628,427   186,335,025
NET ASSETS:
 Beginning of year...................    7,225,368   136,635,370   540,657,826
                                       -----------  ------------  ------------
 End of year (a).....................  $14,282,885  $187,263,797  $726,992,851
                                       ===========  ============  ============
(a) Including undistributed net
  investment income or (distributions
  in
  excess of net investment income
  of):...............................  $       191  $    385,558  $    164,292
                                       ===========  ============  ============

                 See accompanying notes to financial statements

                                              NATIONAL       U.S.        NEW YORK       CASH
    TOTAL        HIGH YIELD    STRATEGIC    INTERMEDIATE  GOVERNMENT    MUNICIPAL    MANAGEMENT
 RETURN FUND     BOND FUND     BOND FUND   MUNICIPAL FUND INCOME FUND   MONEY FUND      FUND
-------------------------------------------------------------------------------------------------
 $  4,062,152   $ 31,253,132  $ 3,650,788   $   601,238   $   748,817  $  8,313,827  $ 1,548,291
    4,262,532      8,465,196    1,712,925        (2,529)       63,896       (13,552)         (76)
    8,999,845        969,040      373,007       371,912       181,947            --           --
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
   17,324,529     40,687,368    5,736,720       970,621       994,660     8,300,275    1,548,215
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
   (1,558,218)   (10,420,856)  (1,143,614)      (37,285)      (71,481)      (79,283)    (569,373)
   (1,977,475)   (17,332,825)  (2,042,725)      (38,708)      (75,368)       (1,701)    (189,375)
     (392,855)    (3,341,225)    (771,855)      (19,762)      (20,511)         (849)     (66,693)
      (40,279)      (158,226)     (42,923)     (507,057)     (522,724)   (8,231,994)    (722,850)
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
   (3,968,827)   (31,253,132)  (4,001,117)     (602,812)     (690,084)   (8,313,827)  (1,548,291)
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
           --        (48,331)          --          (417)           --            --           --
           --        (80,388)          --          (432)           --            --           --
           --        (15,496)          --          (221)           --            --           --
           --           (734)          --        (5,664)           --            --           --
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
           --       (144,949)          --        (6,734)           --            --           --
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
   (1,198,304)    (2,590,594)    (271,871)         (526)      (13,129)           --           --
   (2,114,495)    (4,997,854)    (720,497)         (603)      (22,138)           --           --
     (465,720)    (1,121,874)    (300,522)         (380)       (6,321)           --           --
      (31,374)       (35,848)      (9,827)       (7,141)      (91,288)           --           --
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
   (3,809,893)    (8,746,170)  (1,302,717)       (8,650)     (132,876)           --           --
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
   28,181,302    103,283,278    8,671,695       340,899       115,262     3,448,121   10,071,260
   54,654,942    222,507,647   33,410,343       567,070     1,240,773            --      231,259
   16,777,707     62,616,274   15,575,013        33,963       324,948            --    1,371,294
      917,192      1,971,786   (3,177,357)    1,211,479        51,765    31,698,249    5,646,570
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
  100,531,143    390,378,985   54,479,694     2,153,411     1,732,748    35,146,370   17,320,383
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
  110,076,952    390,922,102   54,912,580     2,505,836     1,904,448    35,132,818   17,320,307
   52,808,751    186,898,289   31,027,446    11,652,451    12,250,417   274,144,035   26,755,381
 ------------   ------------  -----------   -----------   -----------  ------------  -----------
 $162,885,703   $577,820,391  $85,940,026   $14,158,287   $14,154,865  $309,276,853  $44,075,688
 ============   ============  ===========   ===========   ===========  ============  ===========
 $    127,947   $         --  $   (57,860)  $        --   $        --  $         --  $        --
 ============   ============  ===========   ===========   ===========  ============  ===========

                 See accompanying notes to financial statements

STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 1998 (unaudited)

                                                                       U.S.
                                                       STRATEGIC    GOVERNMENT
                                                       BOND FUND    INCOME FUND
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
 Proceeds from (Purchases of) short-term portfolio
  investments, net..................................  $ (5,968,000) $   920,000
 Purchases of long-term portfolio investments.......   (75,887,527)  (9,197,898)
 Proceeds from disposition of long-term portfolio
  investments and principal paydowns................    58,936,103    7,605,602
                                                      ------------  -----------
                                                       (22,919,424)    (672,296)
 Net investment income..............................     3,138,304      385,780
 Net amortization of premium/discount on
  investments.......................................      (328,998)       2,395
 Amortization of organization expenses..............        14,654       11,986
 Net change is receivables/payables related to
  operations........................................      (385,665)      30,649
                                                      ------------  -----------
 Net cash flows used by operating activities........   (20,481,129)    (241,486)
                                                      ------------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from shares sold..........................    34,933,825    4,007,459
 Payments on shares redeemed........................   (12,668,903)  (3,399,643)
 Cash dividends paid................................    (1,784,021)    (366,509)
                                                      ------------  -----------
 Net cash flows provided by financing activities....    20,480,901      241,307
                                                      ------------  -----------
Net decrease in cash................................          (228)        (179)
                                                      ------------  -----------
Cash at beginning of period.........................           319          846
                                                      ------------  -----------
Cash at end of period...............................  $         91  $       667
                                                      ============  ===========

Note: Other non-cash activity includes mortgage dollar roll transactions. See
Note 1.

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(unaudited)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc (the "Investors Fund") and the Salomon Brothers Capital Fund Inc (the "Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of ten portfolios: Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"), Salomon Brothers Small Cap Growth Fund (the "Small Cap Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers New York Municipal Money Market Fund (the "New York Municipal Money Fund"), Salomon Brothers Cash Management Fund (the "Cash Management Fund"), and Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"). As of the date of this report the Small Cap Fund had not yet commenced operations. Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Asia Growth Fund's objective is to seek long-term capital appreciation; the Capital Fund's objective is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above average price appreciation potential; the Investors Fund's primary objective is to seek long-term growth of capital; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the New York Municipal Money Fund's objective is to seek as high a level of current income exempt from federal income taxes, New York State and New York City personal income taxes consistent with liquidity and the stability of principal; the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of June 30, 1998 for each Fund is as follows:

FUND                                         EXPIRATION OF AMORTIZATION AMOUNT
-------------------------------------------------------------------------------
Asia Growth Fund............................             May 2001       $64,095
Total Return Fund...........................       September 2000       $42,075
High Yield Bond Fund........................        February 2000       $48,564
Strategic Bond Fund.........................        February 2000       $48,740
National Intermediate Municipal Fund........        February 2000       $38,510
U.S. Government Income Fund.................        February 2000       $39,868

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

 (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund, other than the New York Municipal Money Fund and Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Portfolio securities for the New York Municipal Money Fund and the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time (12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (B) FUTURES CONTRACTS. The Asia Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, and National Intermediate Municipal Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (C) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (D) MORTGAGE ROLLS. The Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)
into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 1998 was approximately $11,510,000, $23,695,000, and $2,786,000 for the Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund, respectively.

 (E) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (F) REVERSE REPURCHASE AGREEMENTS. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it establishes a segregated account consisting of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the six months ended June 30, 1998 were as follows:

                                             AVERAGE     WEIGHTED      MAXIMUM
                                              DAILY       AVERAGE      AMOUNT
FUND                                         BALANCE   INTEREST RATE OUTSTANDING
--------------------------------------------------------------------------------
Total Return Fund.......................... $4,464,835     4.47%     $6,281,063
Strategic Bond Fund........................ $5,302,500     3.46%     $5,302,500
U.S. Government Income Fund................ $1,858,931     4.13%     $2,466,750

 (G) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Asia Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (H) FORWARD FOREIGN CURRENCY CONTRACTS. The Asia Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked -to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

 (I) LOAN PARTICIPATIONS. The Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 1998 were $40,151,002 and $2,936,547, respectively.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

 (J) FEDERAL INCOME TAXES. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (K) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Investors Fund, and Capital Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund and the Capital Fund will be declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

 (L) CLASS ACCOUNTING. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (M) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (N) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

 (O) CASH FLOW INFORMATION. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect, wholly-owned subsidiary of Travelers Group Inc. ("Travelers") to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. Each management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreements were necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. On such date, Travelers became the ultimate parent of SBAM.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)
SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .80% for the Asia Growth Fund, .55% for the Total Return Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, .50% for the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .20% for the New York Municipal Money Fund and Cash Management Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million--1%;
next $100 million--.75% ; next $200 million--.625%; excess over $400 million--
 .50%. SBAM Limited, an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund and Asia Growth Fund. SBAM has retained SBAM AP, an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). For the period January 1, 1997 through April 28, 1997 the base fee was paid quarterly based on the following annual percentages of the Fund's average daily net assets: first $350 million--.50%; next $150 million--.40%; next $250 million--.375%; next
$250 million--.35%; excess over $1 billion--.30%. At its Annual Meeting on April 29, 1997, the Fund's shareholders approved an amendment to the Fund's Management Agreement between the Fund and SBAM to increase the base fee component of the management fee. Accordingly, as of April 29, 1997, the base fee is paid quarterly based on the following annual rates:

AVERAGE DAILY NET ASSETS                                        ANNUAL FEE RATE
-------------------------------------------------------------------------------
First $350 million.............................................      .650%
Next $150 million..............................................      .550%
Next $250 million..............................................      .525%
Next $250 million..............................................      .500%
Over $1 billion................................................      .450%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one-year period ended March 31, 1998, the investment record of the S&P 500 Index exceeded the Investors Fund's performance by approximately nine percent. For the rolling one-year period ended June 30, 1998, the investment record of the S&P 500 Index exceeded the Investors Fund's performance by approximately eight percent. As a result, base management fees were decreased, in aggregate, by $307,143 for the six months ended June 30, 1998.

For the six months ended June 30, 1998, SBAM waived management fees of $67,638, $282,353, $112,183, $80,989, $36,971, $42,271 and $32,757 for the Asia Growth
Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, and Cash Management Fund, respectively, and voluntarily absorbed expenses of $97,825, $32,582, and $31,492 for the Asia Growth Fund, National Intermediate Municipal Fund, and U.S. Government Income Fund, respectively.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the six months ended June 30, 1998, credits earned on outstanding cash balances were used to reduce custodian fees.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)
Each Fund has an agreement with Salomon Brothers Inc. ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the New York Municipal Money Fund and Cash Management Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the New York Municipal Money Fund and Cash Management Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $21,900, $14,952, and $3,600 were paid by the Capital Fund, Investors Fund, and Total Return Fund, respectively, to Smith Barney Inc.

Salomon Brothers received $223,926 as its portion of the front-end sales charge on sales of Class A shares of the Funds during the six months ended June 30, 1998. In addition, contingent deferred sales charges of $1,040,681 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the six months ended June 30, 1998.

3. CAPITAL STOCK

At June 30, 1998, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, New York Municipal Money Fund, and Cash Management Fund, each had 1,000,000,000 shares authorized. The Asia Growth Fund and Total Return Fund had 1,000,000,008 and 999,999,992 shares authorized, respectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                      [This page intentionally left blank]

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

                                        CLASS A                                              CLASS B
                   --------------------------------------------------------------------------------------------------------
                       SIX MONTHS ENDED              YEAR ENDED             SIX MONTHS ENDED             YEAR ENDED
                        JUNE 30, 1998            DECEMBER 31, 1997            JUNE 30, 1998           DECEMBER 31, 1997
                   --------------------------------------------------------------------------------------------------------
                     SHARES        AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------------
ASIA GROWTH FUND
 Sold............      538,592  $  3,979,873      784,262  $  8,043,748     413,821  $  3,010,563     587,102  $  6,015,329
 Issued as
  reinvestment...           --            --        4,663        47,952          --            --       2,762        28,865
 Redeemed........     (372,191)   (2,710,737)    (279,337)   (2,549,648)   (142,370)     (933,931)   (125,319)     (974,471)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase....      166,401  $  1,269,136      509,588  $  5,542,052     271,451  $  2,076,632     464,545  $  5,069,723
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
CAPITAL FUND
 Sold............      574,534  $ 13,334,158      244,014  $  5,395,246     289,019  $  6,585,624     170,314  $  3,845,395
 Issued as
  reinvestment...       11,333       260,661       32,960       686,354      13,493       308,988      20,010       414,792
 Redeemed........     (512,515)  (11,804,196)     (29,990)     (646,494)    (11,986)     (275,361)    (19,507)     (413,084)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase....       73,352  $  1,790,623      246,984  $  5,435,106     290,526  $  6,619,251     170,817  $  3,847,103
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
INVESTORS FUND
 Sold                1,712,958  $ 39,225,758    2,135,627  $ 44,955,334     792,592  $ 17,865,742   1,807,337  $ 37,583,157
 Issued as
  reinvestment...       61,121     1,392,847      270,764     5,490,289      56,653     1,282,392     210,840     4,248,456
 Redeemed........   (1,694,037)  (38,458,682)    (278,167)   (5,896,559)   (154,873)   (3,430,774)   (147,459)   (3,140,906)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....       80,042  $  2,159,923    2,128,224  $ 44,549,064     694,372  $ 15,717,360   1,870,718  $ 38,690,707
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
TOTAL RETURN FUND
 Sold............      981,132  $ 13,347,746    2,997,984  $ 37,786,536   2,204,372  $ 30,069,177   4,353,173  $ 55,268,487
 Issued as
  reinvestment...       63,808       874,281      186,260     2,398,523      98,622     1,349,577     278,060     3,583,557
 Redeemed........     (788,460)  (10,840,727)    (932,424)  (12,003,757)   (379,174)   (5,175,060)   (329,620)   (4,197,102)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase....      256,480  $  3,381,300    2,251,820  $ 28,181,302   1,923,820  $ 26,243,694   4,301,613  $ 54,654,942
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
HIGH YIELD BOND
 FUND
 Sold............    3,527,145  $ 41,404,970   10,472,612  $123,618,211   6,317,494  $ 73,978,821  19,202,042  $226,221,650
 Issued as
  reinvestment...      360,463     4,219,932      649,010     7,635,569     503,487     5,879,766     858,730    10,077,323
 Redeemed........   (1,901,775)  (22,258,183)  (2,381,823)  (27,970,502) (1,705,322)  (19,943,283) (1,171,254)  (13,791,326)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase....    1,985,833  $ 23,366,719    8,739,799  $103,283,278   5,115,659  $ 59,915,304  18,889,518  $222,507,647
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
STRATEGIC BOND
 FUND
 Sold............    1,102,004  $ 12,103,852    1,926,700  $ 21,016,666   1,481,909  $ 16,217,590   3,148,600  $ 34,351,577
 Issued as
  reinvestment...       43,077       470,708       96,880     1,053,971      74,529       813,467     121,076     1,318,901
 Redeemed........     (687,535)   (7,555,607)  (1,227,233)  (13,398,942)   (281,747)   (3,082,660)   (206,869)   (2,260,135)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....      457,546  $  5,018,953      796,347  $  8,671,695   1,274,691  $ 13,948,397   3,062,807  $ 33,410,343
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
NATIONAL
 INTERMEDIATE
 MUNICIPAL FUND
 Sold............      123,744  $  1,309,642       38,594  $    401,849      78,570  $    826,918      58,555  $    610,666
 Issued as
  reinvestment...        1,462        15,464        1,526        15,575       1,012        10,676       1,136        11,852
 Redeemed........      (37,782)     (398,781)      (7,300)      (76,525)    (27,922)     (293,607)     (5,312)      (55,448)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....       87,424  $    926,325       32,820  $    340,899      51,660  $    543,987      54,379  $    567,070
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
U.S. GOVERNMENT
 INCOME FUND
 Sold............      129,347  $  1,323,399      103,116  $  1,042,851     150,246  $  1,536,334     186,691  $  1,894,446
 Issued as
  reinvestment...        3,963        40,561        4,667        46,772       2,620        26,869       3,100        31,486
 Redeemed........      (31,781)     (325,130)     (96,345)     (974,361)    (87,115)     (892,053)    (67,468)     (685,159)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....      101,529  $  1,038,830       11,438  $    115,262      65,751  $    671,150     122,323  $  1,240,773
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
NEW YORK
 MUNICIPAL MONEY
 FUND
 Sold............    2,046,964  $  2,046,964    4,315,593  $  4,315,593          --            --     171,196  $    171,196
 Issued as
  reinvestment...       71,259        71,259       78,317        78,317          --            --         823           823
 Redeemed........     (588,386)     (588,386)    (945,789)     (945,789)         --            --    (172,019)     (172,019)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    1,529,837  $  1,529,837    3,448,121  $  3,448,121          --            --          --            --
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============
CASH MANAGEMENT
 FUND
 Sold............   89,902,244  $ 89,902,244   49,364,779  $ 49,364,779   3,546,557  $  3,546,557   7,072,814  $  7,072,814
 Issued as
  reinvestment...       71,274        71,274      107,866       107,866      11,943        11,943       3,490         3,490
 Redeemed........  (96,855,604)  (96,855,604) (39,401,385)  (39,401,385) (3,991,975)   (3,991,975) (6,845,045)   (6,845,045)
                   -----------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....   (6,882,086) $ (6,882,086)  10,071,260  $ 10,071,260    (433,475) $   (433,475)    231,259  $    231,259
                   ===========  ============  ===========  ============  ==========  ============  ==========  ============

                     CLASS C                                                  CLASS O
---------------------------------------------------------------------------------------------------------------
    SIX MONTHS ENDED               YEAR ENDED               SIX MONTHS ENDED                YEAR ENDED
     JUNE 30, 1998             DECEMBER 31, 1997             JUNE 30, 1998              DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------
  SHARES         AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
    302,205   $  2,106,824      217,343  $  2,305,240       176,638  $   1,383,189        52,094  $     522,908
         --             --          922         9,436            --             --           126          1,288
   (112,482)      (773,951)     (21,244)     (182,822)       (2,270)       (16,326)       (9,331)       (68,355)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
    189,723   $  1,332,873      197,021  $  2,131,854       174,368  $   1,366,863        42,889  $     455,841
===========   ============  ===========  ============  ============  =============  ============  =============
     78,552   $  1,795,189      109,650  $  2,436,155       703,003  $  15,788,163     1,515,840  $  32,432,466
      5,551        126,677       11,358       235,649       329,569      7,588,437     1,233,042     25,695,916
    (11,050)      (250,589)     (14,069)     (317,877)     (857,272)   (19,564,963)   (1,324,112)   (29,078,312)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
     73,053   $  1,671,277      106,939  $  2,353,927       175,300  $   3,811,637     1,424,770  $  29,050,070
===========   ============  ===========  ============  ============  =============  ============  =============
    204,353   $  4,612,358      439,633  $  9,018,876       128,368  $   2,839,506       327,714  $   6,684,983
     14,097        318,922       52,227     1,051,559       551,649     12,632,209     2,676,551     54,132,073
    (51,006)    (1,154,703)     (38,639)     (806,220)     (697,455)   (15,912,146)   (1,648,238)   (34,427,926)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
    167,444   $  3,776,577      453,221  $  9,264,215       (17,438) $    (440,431)    1,356,027  $  26,389,130
===========   ============  ===========  ============  ============  =============  ============  =============
    802,222   $ 11,014,909    1,375,162  $ 17,585,566        34,849  $     480,096        71,228  $     868,205
     24,926        342,080       57,799       748,828         2,185         30,149         5,513         71,451
   (110,427)    (1,513,767)    (120,112)   (1,556,687)       (3,137)       (43,098)       (1,766)       (22,464)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
    716,721   $  9,843,222    1,312,849  $ 16,777,707        33,897  $     467,147        74,975  $     917,192
===========   ============  ===========  ============  ============  =============  ============  =============
  2,792,598   $ 32,681,648    5,448,642  $ 64,363,903        33,724  $     395,591       154,852  $   1,805,306
    166,619      1,944,767      239,406     2,811,246         8,490         99,452        16,452        193,506
   (616,195)    (7,191,501)    (386,476)   (4,558,875)      (33,561)      (396,570)       (2,315)       (27,026)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
  2,343,022   $ 27,434,914    5,301,572  $ 62,616,274         8,653  $      98,473       168,989  $   1,971,786
===========   ============  ===========  ============  ============  =============  ============  =============
    579,715   $  6,343,220    1,482,086  $ 16,180,280         3,757  $      41,217        28,853  $     314,650
     47,731        521,388       70,686       770,915         1,422         15,530           807          9,043
   (152,877)    (1,674,145)    (126,672)   (1,376,182)      (26,730)      (294,040)     (323,232)    (3,501,050)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
    474,569   $  5,190,463    1,426,100  $ 15,575,013       (21,551) $    (237,293)     (293,572) $  (3,177,357)
===========   ============  ===========  ============  ============  =============  ============  =============
    117,482   $  1,241,240        7,578  $     79,000        13,673  $     144,840       116,992  $   1,204,429
        504          5,326          948         9,844         3,036         32,135         3,593         37,613
     (3,304)       (35,027)      (5,227)      (54,881)      (51,339)      (545,010)       (2,962)       (30,563)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
    114,682   $  1,211,539        3,299  $     33,963       (34,630) $    (368,035)      117,623  $   1,211,479
===========   ============  ===========  ============  ============  =============  ============  =============
    108,956   $  1,114,962       54,593  $    553,880         3,864  $      39,510         4,476  $      45,019
      1,528         15,631          815         8,233           332          3,403           674          6,756
    (61,264)      (626,980)     (23,641)     (237,165)     (148,987)    (1,527,168)           (1)           (10)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
     49,220   $    503,613       31,767  $    324,948      (144,791) $  (1,484,255)        5,149  $      51,765
===========   ============  ===========  ============  ============  =============  ============  =============
         --             --           --            --   112,470,003  $ 112,470,003   305,993,355  $ 305,993,355
         --             --           --            --     4,298,842      4,298,842     8,071,455      8,071,455
         --             --           --            --  (180,489,696)  (180,489,696) (282,366,561)  (282,366,561)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
         --             --           --            --   (63,720,851) $ (63,720,851)   31,698,249  $  31,698,249
===========   ============  ===========  ============  ============  =============  ============  =============
 15,445,471   $ 15,445,471   18,049,799  $ 18,049,799    19,922,287  $  19,922,287    84,489,946  $  84,489,946
      8,281          8,281        9,406         9,406       217,910        217,910       471,121        471,121
(16,353,481)   (16,353,481) (16,687,911)  (16,687,911)  (29,814,955)   (29,814,955)  (79,314,497)   (79,314,497)
-----------   ------------  -----------  ------------  ------------  -------------  ------------  -------------
   (899,729)  $   (899,729)   1,371,294  $  1,371,294    (9,674,758) $  (9,674,758)    5,646,570  $   5,646,570
===========   ============  ===========  ============  ============  =============  ============  =============

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)
At June 30, 1998, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

Asia Growth Fund............................................................ 18%
National Intermediate Municipal Fund........................................ 59%

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the six months ended June 30, 1998, were as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
Asia Growth Fund..................................... $ 35,949,358 $ 30,994,853
                                                      ============ ============
Capital Fund......................................... $170,819,635 $154,612,085
                                                      ============ ============
Investors Fund....................................... $252,398,007 $260,236,186
                                                      ============ ============
Total Return Fund
 U.S. Government Securities.......................... $ 26,260,820 $ 20,426,416
 Other Investments...................................   83,952,753   48,208,124
                                                      ------------ ------------
                                                      $110,213,573 $ 68,634,540
                                                      ============ ============
High Yield Bond Fund................................. $329,200,534 $185,821,679
                                                      ============ ============
Strategic Bond Fund
 U.S. Government Securities.......................... $ 26,344,131 $ 22,257,906
 Other Investments...................................   49,301,032   28,004,378
                                                      ------------ ------------
                                                      $ 75,645,163 $ 50,262,284
                                                      ============ ============
National Intermediate Municipal Fund................. $  1,521,483 $         --
                                                      ============ ============
U.S. Government Income Fund
 U.S. Government Securities.......................... $  8,332,693 $  7,549,868
 Other Investments...................................      612,604       83,251
                                                      ------------ ------------
                                                      $  8,945,297 $  7,633,119
                                                      ============ ============

Transactions in options written for the Funds during the six months ended June 30, 1998 were as follows:

                                                               CAPITAL FUND
                                                            ------------------
                                                             NUMBER
                                                               OF     PREMIUMS
                                                            CONTRACTS RECEIVED
                                                            --------- --------
Options outstanding at December 31, 1997...................     --          --
Options written............................................   (300)   $(14,399)
Options terminated in closing purchase transactions........    300      14,399
Options expired............................................     --          --
Options exercised..........................................     --          --
                                                              ----    --------
Options outstanding at June 30, 1998.......................     --          --
                                                              ====    ========

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)
5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As

NOTES TO FINANCIAL STATEMENTS
(unaudited) (concluded)
a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

6. TAX INFORMATION

At December 31, 1997, the Asia Growth Fund, National Intermediate Municipal Fund, New York Municipal Money Fund, and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                              NATIONAL    NEW YORK
                                   ASIA     INTERMEDIATE  MUNICIPAL     CASH
YEAR OF                           GROWTH     MUNICIPAL      MONEY    MANAGEMENT
EXPIRATION                         FUND         FUND        FUND        FUND
-------------------------------------------------------------------------------
1999...........................         --           --  $   64,677  $      894
2000...........................         --           --      94,778         396
2001...........................         --           --          --         409
2002...........................         --           --      65,321         415
2003...........................         --           --          --          --
2004...........................         --           --          --          10
2005........................... $2,724,760  $     2,529      13,552          42
                                ----------  ----------   ----------  ----------
                                $2,724,760  $     2,529  $  238,328  $    2,166
                                ==========  ==========   ==========  ==========

At June 30, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                                         NET
                                          GROSS          GROSS        UNREALIZED
                          AGGREGATE     UNREALIZED     UNREALIZED    APPRECIATION
                             COST      APPRECIATION  (DEPRECIATION) (DEPRECIATION)
----------------------------------------------------------------------------------
Asia Growth Fund........ $ 17,045,768  $     96,604   $(3,227,806)   $ (3,131,202)
Capital Fund............  185,254,623    42,266,514   (11,324,633)     30,941,881
Investors Fund..........  518,786,158   263,116,097   (15,440,507)    247,675,590
Total Return Fund.......  181,624,260    18,748,732    (2,786,919)     15,961,813
High Yield Bond Fund....  660,790,266    13,595,174   (25,356,788)    (11,761,614)
Strategic Bond Fund.....  106,584,534     1,479,897    (2,331,500)       (851,603)
National Intermediate
 Municipal Fund.........   15,500,974       691,757          (660)        691,097
U.S. Government Income
 Fund...................   15,025,870       197,138        (7,200)        189,938

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

ASIA GROWTH FUND

--------------------------------------------------------------------------------------------------------
                                         CLASS A                                CLASS B
                   -------------------------------------------------------------------------------------
                          SIX MONTHS                             SIX MONTHS
                             ENDED         YEAR        PERIOD       ENDED         YEAR         PERIOD
                           JUNE 30,       ENDED        ENDED      JUNE 30,       ENDED         ENDED
                             1998      DECEMBER 31, DECEMBER 31,    1998      DECEMBER 31,  DECEMBER 31,
                          (UNAUDITED)      1997       1996(A)    (UNAUDITED)      1997        1996(A)
                   -------------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $ 7.48        $10.32       $10.00      $ 7.44        $10.31        $10.00
                            ------        ------       ------      ------        ------        ------
Net investment income
 (loss).................      0.04          0.03(S)      0.05(S)     0.01         (0.05)(S)      0.01(S)
Net gain (loss) on
 investments (both
 realized and
 unrealized)............     (1.83)        (2.59)        0.47       (1.81)        (2.57)         0.46
                            ------        ------       ------      ------        ------        ------
 Total from investment
  operations............     (1.79)        (2.56)        0.52       (1.80)        (2.62)         0.47
                            ------        ------       ------      ------        ------        ------
Dividends from net
 investment income......        --         (0.03)       (0.05)         --          0.00         (0.01)
Distributions from net
 realized gain on
 investments............        --         (0.25)       (0.15)         --         (0.25)        (0.15)
                            ------        ------       ------      ------        ------        ------
 Total dividends and
  distributions.........        --         (0.28)       (0.20)         --         (0.25)        (0.16)
                            ------        ------       ------      ------        ------        ------
Net asset value, end of
 period.................    $ 5.69        $ 7.48       $10.32      $ 5.64        $ 7.44        $10.31
                            ======        ======       ======      ======        ======        ======
Net assets, end of
 period (thousands).....    $5,882        $6,491       $3,693      $5,876        $5,738        $3,163
Total return *..........     -23.9%        -25.6%        +5.2%      -24.2%        -26.1%         +4.7%
Ratios to average net
 assets:
 Expenses...............      1.24%**       1.24%        1.24%**     1.99%**       1.99%         1.99%**
 Net investment income..      1.14%**       0.27%        0.90%**     0.44%**      -0.48%         0.20%**
Portfolio turnover
 rate...................       199%          294%         119%        199%          294%          119%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............    $(0.03)       $(0.23)      $(0.18)     $(0.05)       $(0.30)       $(0.23)
 Expense ratio..........      3.20%**       3.81%        5.50%**     3.95%**       4.56%         6.25%**

CAPITAL FUND

---------------------------------------------------------------------------------------------------------
                                         CLASS A                                CLASS B
                   --------------------------------------------------------------------------------------
                          SIX MONTHS                             SIX MONTHS
                             ENDED         YEAR        PERIOD       ENDED          YEAR        PERIOD
                           JUNE 30,       ENDED        ENDED      JUNE 30,        ENDED        ENDED
                             1998      DECEMBER 31, DECEMBER 31,    1998       DECEMBER 31, DECEMBER 31,
                          (UNAUDITED)      1997       1996(B)    (UNAUDITED)       1997       1996(B)
                   --------------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $21.15        $19.88       $21.98      $ 21.01        $19.90       $21.98
                            ------        ------       ------      -------        ------       ------
Net investment income
 (loss).................      0.03(S)       0.00         0.01(S)     (0.04)(S)     (0.07)       (0.02)(S)
Net gain (loss) on
 investments (both
 realized and
 unrealized)............      3.18          5.10         1.54         3.14          5.01         1.56
                            ------        ------       ------      -------        ------       ------
 Total from investment
  operations............      3.21          5.10         1.55         3.10          4.94         1.54
                            ------        ------       ------      -------        ------       ------
Dividends from net
 investment income......     (0.02)           --        (0.15)        0.00            --        (0.12)
Distributions from net
 realized gain on
 investments............     (0.91)        (3.83)       (3.50)       (0.91)        (3.83)       (3.50)
Distributions in excess
 of net realized gains..        --            --           --           --            --           --
                            ------        ------       ------      -------        ------       ------
 Total dividends and
  distributions.........     (0.93)        (3.83)       (3.65)       (0.91)        (3.83)       (3.62)
                            ------        ------       ------      -------        ------       ------
Net asset value, end of
 period.................    $23.43        $21.15       $19.88      $ 23.20        $21.01       $19.90
                            ======        ======       ======      =======        ======       ======
Net assets, end of
 period (thousands).....    $7,911        $5,589       $  344      $10,957        $3,820       $  219
Total return *..........     +15.2%        +26.4%        +7.7%       +14.8%        +25.6%        +7.6%
Ratios to average net
 assets:
 Expenses...............      1.33%**       1.46%        1.88%**      2.08%**       2.20%        2.73%**
 Net investment income..      0.30%**      -0.10%        0.18%**     -0.35%**      -0.94%       -0.66%**
Portfolio turnover
 rate...................        80%          159%         191%          80%          159%         191%

(a) May 6, 1996, commencement of investment operations, through December 31,
    1996.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
 (SPer)share information calculated using the average shares outstanding method, which more accurately represents amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

94               See accompanying notes to financial statements

-----------------------------------------------------------------------------------
                   CLASS C                                  CLASS O
-----------------------------------------------------------------------------------
    SIX MONTHS                               SIX MONTHS
       ENDED          YEAR         PERIOD       ENDED         YEAR        PERIOD
     JUNE 30,        ENDED         ENDED      JUNE 30,       ENDED        ENDED
       1998       DECEMBER 31,  DECEMBER 31,    1998      DECEMBER 31, DECEMBER 31,
    (UNAUDITED)       1997        1996(A)    (UNAUDITED)      1997       1996(A)
-----------------------------------------------------------------------------------
      $ 7.44         $10.30        $10.00      $ 7.50        $10.32       $10.00
      ------         ------        ------      ------        ------       ------
        0.01          (0.05)(S)      0.01(S)     0.05          0.05(S)      0.07(S)
       (1.82)         (2.56)         0.45       (1.84)        (2.59)        0.46
      ------         ------        ------      ------        ------       ------
       (1.81)         (2.61)         0.46       (1.79)        (2.54)        0.53
      ------         ------        ------      ------        ------       ------
          --           0.00         (0.01)         --         (0.03)       (0.06)
          --          (0.25)        (0.15)         --         (0.25)       (0.15)
      ------         ------        ------      ------        ------       ------
          --          (0.25)        (0.16)         --         (0.28)       (0.21)
      ------         ------        ------      ------        ------       ------
      $ 5.63         $ 7.44        $10.30      $ 5.71        $ 7.50       $10.32
      ======         ======        ======      ======        ======       ======
      $2,314         $1,643        $  246      $1,310        $  412       $  124
       -24.2%         -26.0%         +4.6%      -23.9%        -25.3%        +5.3%
        1.99%**        1.99%         2.00%**     0.99%**       0.99%        0.99%**
        0.50%**       -0.47%         0.08%**     1.69%**       0.51%        1.21%**
         199%           294%          119%        199%          294%         119%
      $(0.04)        $(0.30)       $(0.20)     $(0.01)       $(0.20)      $(0.18)
        3.95%**        4.56%         6.26%**     2.95%**       3.56%        5.25%**

--------------------------------------------------------------------------------------------------------------
                   CLASS C                                            CLASS O
--------------------------------------------------------------------------------------------------------------
    SIX MONTHS                                SIX MONTHS
       ENDED           YEAR        PERIOD        ENDED
     JUNE 30,         ENDED        ENDED       JUNE 30,               YEAR ENDED DECEMBER 31,
       1998        DECEMBER 31, DECEMBER 31,     1998       -------------------------------------------------
    (UNAUDITED)        1997       1996(B)     (UNAUDITED)     1997      1996        1995     1994      1993
--------------------------------------------------------------------------------------------------------------
      $21.02          $19.91       $21.98      $  21.23     $  19.88  $  18.67    $  15.62  $ 20.80   $19.64
      ------          ------       ------      --------     --------  --------    --------  -------  --------
       (0.04)(S)       (0.06)       (0.02)(S)      0.06(S)      0.05      0.13(S)     0.14     0.03     0.028
        3.15            5.00         1.57          3.20         5.13      5.70        5.27    (2.87)    3.242
      ------          ------       ------      --------     --------  --------    --------  -------  --------
        3.11            4.94         1.55          3.26         5.18      5.83        5.41    (2.84)    3.27
      ------          ------       ------      --------     --------  --------    --------  -------  --------
        0.00              --        (0.12)        (0.05)          --     (0.15)      (0.14)   (0.03)   (0.035)
       (0.91)          (3.83)       (3.50)        (0.91)       (3.83)    (4.47)      (2.22)   (1.51)   (2.075)
          --              --           --            --           --        --          --    (0.80)       --
      ------          ------       ------      --------     --------  --------    --------  -------  --------
       (0.91)          (3.83)       (3.62)        (0.96)       (3.83)    (4.62)      (2.36)   (2.34)   (2.11)
      ------          ------       ------      --------     --------  --------    --------  -------  --------
      $23.22          $21.02       $19.91      $  23.53     $  21.23  $  19.88    $  18.67  $ 15.62   $20.80
      ======          ======       ======      ========     ========  ========    ========  =======  ========
      $4,330          $2,385       $  130      $198,578     $175,470  $135,943    $102,429  $86,704  $113,905
       +14.9%          +25.6%        +7.7%        +15.4%       +26.8%    +33.3%      +34.9%   -14.2%  +17.2%
        2.08%**         2.21%        2.45%**       1.08%**      1.22%     1.38%       1.36%    1.30%    1.31%
       -0.38%**        -0.91%       -0.50%**       0.57%**      0.26%     0.67%       0.74%    0.12%    0.13%
          80%            159%         191%           80%         159%      191%        217%     152%     104%

                 See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
(continued)
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

INVESTORS FUND

-----------------------------------------------------------------------------------------------------------
                                        CLASS A                                  CLASS B
                         ----------------------------------------------------------------------------------
                         SIX MONTHS                                SIX MONTHS
                            ENDED                                     ENDED
                          JUNE 30,     YEAR ENDED DECEMBER 31,      JUNE 30,    YEAR ENDED DECEMBER 31,
                            1998      ---------------------------     1998      --------------------------
                         (UNAUDITED)    1997      1996     1995    (UNAUDITED)    1997     1996     1995
                         ----------------------------------------------------------------------------------
Net asset value,
 beginning of period....   $ 21.11    $  18.89  $  16.62  $ 13.61    $ 21.00    $  18.86  $ 16.61  $ 13.61
                           -------    --------  --------  -------    -------    --------  -------  -------
Net investment income
 (loss).................      0.07        0.16      0.19     0.19      (0.01)       0.04     0.08     0.10
Net gain (loss) on
 investments (both
 realized and
 unrealized)............      2.46        4.64      4.63     4.55       2.45        4.58     4.60     4.54
                           -------    --------  --------  -------    -------    --------  -------  -------
 Total from investment
  operations............      2.53        4.80      4.82     4.74       2.44        4.62     4.68     4.64
                           -------    --------  --------  -------    -------    --------  -------  -------
Dividends from net
 investment income......     (0.03)      (0.21)    (0.22)   (0.23)      0.00       (0.11)   (0.10)   (0.14)
Distributions from net
 realized gain on
 investments............     (0.51)      (2.37)    (2.33)   (1.50)     (0.51)      (2.37)   (2.33)   (1.50)
                           -------    --------  --------  -------    -------    --------  -------  -------
 Total dividends and
  distributions.........     (0.54)      (2.58)    (2.55)   (1.73)     (0.51)      (2.48)   (2.43)   (1.64)
                           -------    --------  --------  -------    -------    --------  -------  -------
Net asset value, end of
 period.................   $ 23.10    $  21.11  $  18.89  $ 16.62    $ 22.93    $  21.00  $ 18.86  $ 16.61
                           =======    ========  ========  =======    =======    ========  =======  =======
Net assets, end of
 period (thousands).....   $64,355    $ 57,105  $ 10,905  $   441    $70,294    $ 49,786  $ 9,433  $   716
Total return*...........     +12.1%      +26.2%    +30.3%   +35.3%     +11.7%      +25.3%   +29.2%   +34.5%
Ratios to average net
 assets:
 Expenses...............      0.88%**     0.95%     1.06%    0.94%      1.63%**     1.70%    1.82%    1.71%
 Net investment income..      0.65%**     0.86%     0.94%    1.41%     -0.09%**     0.12%    0.21%    0.63%
Portfolio turnover
 rate...................        34%         62%       58%      86%        34%         62%      58%      86%

TOTAL RETURN FUND

------------------------------------------------------------------------------------------------------------------
                                          CLASS A                                     CLASS B
                         -----------------------------------------------------------------------------------------
                          SIX MONTHS                                  SIX MONTHS
                             ENDED       YEAR ENDED         PERIOD       ENDED        YEAR ENDED         PERIOD
                           JUNE 30,     DECEMBER 31,        ENDED      JUNE 30,      DECEMBER 31,        ENDED
                             1998      ----------------  DECEMBER 31,    1998       ----------------  DECEMBER 31,
                          (UNAUDITED)   1997     1996      1995(A)    (UNAUDITED)    1997     1996      1995(A)
                         -----------------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $ 13.13    $ 11.82  $ 10.55     $10.00     $  13.12     $ 11.82  $ 10.54     $10.00
                            -------    -------  -------     ------     --------     -------  -------     ------
Net investment
 income(S)..............       0.28       0.55     0.54       0.15         0.23        0.45     0.45       0.13
Net gain on investments
 (both realized and
 unrealized)............       0.55       1.65     1.35       0.52         0.54        1.65     1.35       0.51
                            -------    -------  -------     ------     --------     -------  -------     ------
 Total from investment
  operations............       0.83       2.20     1.89       0.67         0.77        2.10     1.80       0.64
                            -------    -------  -------     ------     --------     -------  -------     ------
Dividends from net
 investment income......      (0.25)     (0.53)   (0.52)     (0.11)       (0.21)      (0.44)   (0.42)     (0.09)
Distributions from net
 realized gain on
 investments............         --      (0.36)   (0.10)     (0.01)          --       (0.36)   (0.10)     (0.01)
                            -------    -------  -------     ------     --------     -------  -------     ------
 Total dividends and
  distributions.........      (0.25)     (0.89)   (0.62)     (0.12)       (0.21)      (0.80)   (0.52)     (0.10)
                            -------    -------  -------     ------     --------     -------  -------     ------
Net asset value, end of
 period.................    $ 13.71    $ 13.13  $ 11.82     $10.55     $  13.68     $ 13.12  $ 11.82     $10.54
                            =======    =======  =======     ======     ========     =======  =======     ======
Net assets, end of
 period (thousands).....    $58,864    $53,024  $21,109     $3,658     $117,640     $87,549  $28,043     $5,378
Total return*...........       +6.4%     +19.1%   +18.3%      +6.7%        +5.9%      +18.2%   +17.4%      +6.4%
Ratios to average net
 assets:
 Expenses...............       0.84%**    0.77%    0.75%      0.74%**      1.59%**     1.52%    1.50%      1.49%**
 Net investment income..       4.16%**    4.29%    4.81%      4.82%**      3.40%**     3.54%    4.06%      4.06%**
Portfolio turnover
 rate...................         39%        70%      76%        16%          39%         70%      76%        16%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............    $  0.26    $  0.49  $  0.44     $ 0.13     $   0.21     $  0.39  $  0.36     $ 0.11
 Expense ratio..........       1.14%**    1.24%    1.61%      1.45%**      1.89%**     1.99%    2.36%      2.19%**

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
 (SPer)share information calculated using the average shares outstanding meth-od, which more accurately represents amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

96               See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------------------
                  CLASS C                                             CLASS O
-------------------------------------------------------------------------------------------------------------
    SIX MONTHS                                SIX MONTHS
       ENDED                                     ENDED
     JUNE 30,     YEAR ENDED DECEMBER 31,      JUNE 30,               YEAR ENDED DECEMBER 31,
       1998       --------------------------     1998       ------------------------------------------------
    (UNAUDITED)     1997     1996     1995    (UNAUDITED)     1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------
      $ 21.01     $  18.86  $ 16.61  $ 13.61   $  21.13     $  18.90  $  16.61  $  13.63  $  15.60  $  16.10
      -------     --------  -------  -------   --------     --------  --------  --------  --------  --------
        (0.01)        0.04     0.07     0.09       0.10         0.24      0.25      0.27      0.27      0.32
         2.45         4.59     4.60     4.55       2.48         4.60      4.62      4.48     (0.48)     2.03
      -------     --------  -------  -------   --------     --------  --------  --------  --------  --------
         2.44         4.63     4.67     4.64       2.58         4.84      4.87      4.75     (0.21)     2.35
      -------     --------  -------  -------   --------     --------  --------  --------  --------  --------
         0.00        (0.11)   (0.09)   (0.14)     (0.05)       (0.24)    (0.25)    (0.27)    (0.27)    (0.33)
        (0.51)       (2.37)   (2.33)   (1.50)     (0.51)       (2.37)    (2.33)    (1.50)    (1.49)    (2.52)
      -------     --------  -------  -------   --------     --------  --------  --------  --------  --------
        (0.51)       (2.48)   (2.42)   (1.64)     (0.56)       (2.61)    (2.58)    (1.77)    (1.76)    (2.85)
      -------     --------  -------  -------   --------     --------  --------  --------  --------  --------
      $ 22.94     $  21.01  $ 18.86  $ 16.61   $  23.15     $  21.13  $  18.90  $  16.61  $  13.63  $  15.60
      =======     ========  =======  =======   ========     ========  ========  ========  ========  ========
      $16,619     $ 11,701  $ 1,959  $   306   $666,051     $608,401  $518,361  $428,950  $348,214  $386,147
        +11.7%       +25.2%   +29.3%   +34.5%     +12.3%       +26.5%    +30.6%    +35.4%     -1.3%    +15.1%
         1.63%**      1.70%    1.80%    1.68%      0.63%**      0.69%     0.76%     0.69%     0.69%     0.68%
        -0.09%**      0.13%    0.23%    0.66%      0.89%**      1.15%     1.36%     1.67%     1.75%     1.90%
           34%          62%      58%      86%        34%          62%       58%       86%       66%       79%

-----------------------------------------------------------------------------------------
                    CLASS C                                    CLASS O
-----------------------------------------------------------------------------------------
    SIX MONTHS                                  SIX MONTHS
       ENDED        YEAR ENDED        PERIOD       ENDED      YEAR ENDED        PERIOD
     JUNE 30,      DECEMBER 31,       ENDED      JUNE 30,    DECEMBER 31,       ENDED
       1998       ---------------  DECEMBER 31,    1998      --------------  DECEMBER 31,
    (UNAUDITED)    1997     1996     1995(A)    (UNAUDITED)   1997    1996     1995(A)
-----------------------------------------------------------------------------------------
      $ 13.15     $ 11.85  $10.56     $10.00      $13.20     $11.88  $10.57     $10.00
      -------     -------  ------     ------      ------     ------  ------     ------
         0.23        0.45    0.46       0.14        0.30       0.59    0.57       0.17
         0.55        1.65    1.35       0.51        0.56       1.65    1.39       0.52
      -------     -------  ------     ------      ------     ------  ------     ------
         0.78        2.10    1.81       0.65        0.86       2.24    1.96       0.69
      -------     -------  ------     ------      ------     ------  ------     ------
        (0.21)      (0.44)  (0.42)     (0.08)      (0.27)     (0.56)  (0.55)     (0.11)
           --       (0.36)  (0.10)     (0.01)         --      (0.36)  (0.10)     (0.01)
      -------     -------  ------     ------      ------     ------  ------     ------
        (0.21)      (0.80)  (0.52)     (0.09)      (0.27)     (0.92)  (0.65)     (0.12)
      -------     -------  ------     ------      ------     ------  ------     ------
      $ 13.72     $ 13.15  $11.85     $10.56      $13.79     $13.20  $11.88     $10.57
      =======     =======  ======     ======      ======     ======  ======     ======
      $31,825     $21,085  $3,445     $  445      $1,748     $1,227  $  213     $4,494
         +5.9%      +18.1%  +17.5%      +6.5%       +6.5%     +19.3%  +19.0%      +6.9%
         1.59%**     1.52%   1.50%      1.51%**     0.60%**    0.52%   0.50%      0.51%**
         3.39%**     3.52%   4.07%      4.26%**     4.42%**    4.60%   5.13%      5.30%**
           39%         70%     76%        16%         39%        70%     76%        16%
      $  0.21     $  0.39  $ 0.36     $ 0.11      $ 0.28     $ 0.53  $ 0.47     $ 0.15
         1.89%**     1.99%   2.36%      2.22%**     0.90%**    1.00%   1.36%      1.22%**

                 See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
(continued)
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

HIGH YIELD BOND FUND

----------------------------------------------------------------------------------------------------------
                                           CLASS A                                  CLASS B
                            ------------------------------------------------------------------------------
                          SIX MONTHS                                     SIX MONTHS
                             ENDED         YEAR ENDED         PERIOD        ENDED         YEAR ENDED
                           JUNE 30,       DECEMBER 31,        ENDED       JUNE 30,       DECEMBER 31,
                             1998       -----------------  DECEMBER 31,     1998       ------------------
                          (UNAUDITED)     1997     1996      1995(A)     (UNAUDITED)     1997      1996
                            ------------------------------------------------------------------------------
Net asset value,
 beginning of period....   $  11.74     $  11.54  $ 10.53    $ 10.00      $  11.71     $  11.53  $  10.53
                           --------     --------  -------    -------      --------     --------  --------
Net investment income...       0.52         1.06     1.10       0.92          0.47         0.98      1.02
Net gain (loss) on
 investments (both
 realized and
 unrealized)............      (0.31)        0.38     1.11       0.67         (0.30)        0.37      1.11
                           --------     --------  -------    -------      --------     --------  --------
 Total from investment
  operations............       0.21         1.44     2.21       1.59          0.17         1.35      2.13
                           --------     --------  -------    -------      --------     --------  --------
Dividends from net
 investment income......      (0.53)       (1.05)   (1.10)     (0.91)        (0.49)       (0.98)    (1.03)
Distributions from net
 realized gain on
 investments............         --        (0.19)   (0.10)     (0.15)           --        (0.19)    (0.10)
                           --------     --------  -------    -------      --------     --------  --------
 Total dividends and
  distributions.........      (0.53)       (1.24)   (1.20)     (1.06)        (0.49)       (1.17)    (1.13)
                           --------     --------  -------    -------      --------     --------  --------
Net asset value, end of
 period.................   $  11.42     $  11.74  $ 11.54    $ 10.53      $  11.39     $  11.71  $  11.53
                           ========     ========  =======    =======      ========     ========  ========
Net assets, end of
 period (thousands).....   $187,754     $169,721  $65,935    $10,789      $378,927     $329,672  $106,797
Total return*...........       +1.8%       +13.0%   +21.9%     +16.6%         +1.4%       +12.2%    +21.2%
Ratios to average net
 assets:
 Expenses...............       1.24%**      1.24%    1.24%      1.24%**       1.99%**      1.99%     1.99%
 Net investment income..       8.89%**      8.66%    9.38%     10.58%**       8.13%**      7.90%     8.49%
Portfolio turnover
 rate...................         31%          79%      85%       109%           31%          79%       85%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............   $   0.52     $   1.04  $  1.09    $  0.87      $   0.47     $   0.97  $   1.01
 Expense ratio..........       1.28%**      1.34%    1.50%      1.80%**       2.03%**      2.09%     2.24%

STRATEGIC BOND FUND

------------------------------------------------------------------------------------------------------------
                                           CLASS A                                  CLASS B
                              ------------------------------------------------------------------------------
                           SIX MONTHS                                     SIX MONTHS
                              ENDED       YEAR ENDED            PERIOD       ENDED       YEAR ENDED
                            JUNE 30,     DECEMBER 31,           ENDED      JUNE 30,     DECEMBER 31,
                              1998      -----------------    DECEMBER 31,    1998      ------------------
                           (UNAUDITED)   1997       1996       1995(A)    (UNAUDITED)   1997       1996
                              ------------------------------------------------------------------------------
Net asset value,
 beginning of period.....    $ 10.94    $ 10.83    $10.53       $10.00      $ 10.93    $ 10.82    $ 10.53
                             -------    -------    ------       ------      -------    -------    -------
Net investment income....       0.39       0.76(S)   0.87(S)      0.84         0.35       0.67(S)    0.79(S)
Net gain (loss) on
 investments (both
 realized and
 unrealized).............      (0.14)      0.41      0.55         0.78        (0.14)      0.41       0.53
                             -------    -------    ------       ------      -------    -------    -------
 Total from investment
  operations.............       0.25       1.17      1.42         1.62         0.21       1.08       1.32
                             -------    -------    ------       ------      -------    -------    -------
Dividends from net
 investment income.......      (0.42)     (0.89)    (0.94)       (0.85)       (0.38)     (0.80)     (0.85)
Dividends in excess of
 net investment income...         --         --     (0.01)          --           --         --      (0.01)
Distributions from net
 realized gain on
 investments.............         --      (0.17)    (0.17)       (0.24)          --      (0.17)     (0.17)
                             -------    -------    ------       ------      -------    -------    -------
 Total dividends and
  distributions..........      (0.42)     (1.06)    (1.12)       (1.09)       (0.38)     (0.97)     (1.03)
                             -------    -------    ------       ------      -------    -------    -------
Net asset value, end of
 period..................    $ 10.77    $ 10.94    $10.83       $10.53      $ 10.76    $ 10.93    $ 10.82
                             =======    =======    ======       ======      =======    =======    =======
Net assets, end of period
 (thousands).............    $21,808    $17,150    $8,345       $  513      $60,892    $47,921    $14,291
Total return*............       +2.3%     +11.2%    +14.1%       +16.8%        +2.0%     +10.4%     +13.0%
Ratios to average net
 assets:
 Expenses................       1.24%**    1.24%     1.24%        1.23%**      1.99%**    1.99%      1.98%
 Net investment income...       6.99%**    6.99%     8.09%        9.51%**      6.28%**    6.12%      7.34%
Portfolio turnover rate..         52%       184%      122%         161%          52%       184%       122%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
 Net investment income
  per share..............    $  0.38    $  0.73    $ 0.79       $ 0.76      $  0.34    $  0.64    $  0.71
 Expense ratio...........       1.40%**    1.53%     1.98%        2.11%**      2.16%**    2.28%      2.73%

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
 (SPer)share information calculated using the average shares outstanding meth-od, which more accurately represents amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

98               See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                    CLASS C                                                  CLASS O
-----------------------------------------------------------------------------------------------------------------
                   SIX MONTHS                                       SIX MONTHS
       PERIOD         ENDED        YEAR ENDED             PERIOD       ENDED      YEAR ENDED            PERIOD
       ENDED        JUNE 30,      DECEMBER 31,            ENDED      JUNE 30,    DECEMBER 31,           ENDED
    DECEMBER 31,      1998       ------------------    DECEMBER 31,    1998      ----------------    DECEMBER 31,
      1995(A)      (UNAUDITED)    1997       1996        1995(A)    (UNAUDITED)   1997      1996       1995(A)
-----------------------------------------------------------------------------------------------------------------
      $ 10.00       $  11.70     $ 11.52    $ 10.53       $10.00      $11.75     $11.53    $10.54       $10.00
      -------       --------     -------    -------       ------      ------     ------    ------       ------
         0.85           0.47        0.99       1.02         0.85        0.53       1.08      1.16(S)      0.95
         0.68          (0.30)       0.36       1.10         0.68       (0.30)      0.40      1.05         0.67
      -------       --------     -------    -------       ------      ------     ------    ------       ------
         1.53           0.17        1.35       2.12         1.53        0.23       1.48      2.21         1.62
      -------       --------     -------    -------       ------      ------     ------    ------       ------
        (0.85)         (0.49)      (0.98)     (1.03)       (0.85)      (0.55)     (1.07)    (1.12)       (0.93)
        (0.15)            --       (0.19)     (0.10)       (0.15)         --      (0.19)    (0.10)       (0.15)
      -------       --------     -------    -------       ------      ------     ------    ------       ------
        (1.00)         (0.49)      (1.17)     (1.13)       (1.00)      (0.55)     (1.26)    (1.22)       (1.08)
      -------       --------     -------    -------       ------      ------     ------    ------       ------
      $ 10.53       $  11.38     $ 11.70    $ 11.52       $10.53      $11.43     $11.75    $11.53       $10.54
      =======       ========     =======    =======       ======      ======     ======    ======       ======
      $10,108       $100,631     $76,042    $13,773       $1,274      $2,420     $2,386    $  393       $7,854
        +15.7%          +1.4%      +12.2%     +21.1%       +15.8%       +1.9%     +13.4%    +22.0%       +16.8%
         1.96%**        1.99%**     1.99%      1.99%        1.98%**     0.99%**    0.99%     0.99%        1.00%**
         9.53%**        8.12%**     7.87%      8.43%        9.61%**     9.15%**    8.93%    10.64%       10.59%**
          109%            31%         79%        85%         109%         31%        79%       85%         109%
      $  0.80       $   0.47     $  0.98    $  1.01       $ 0.80      $ 0.53     $ 1.07    $ 1.13       $ 0.90
         2.51%**        2.02%**     2.08%      2.24%        2.54%**     1.03%**    1.09%     1.24%        1.55%**
-----------------------------------------------------------------------------------------------------------------
                    CLASS C                                                  CLASS O
-----------------------------------------------------------------------------------------------------------------
                   SIX MONTHS                                       SIX MONTHS
       PERIOD         ENDED        YEAR ENDED             PERIOD       ENDED      YEAR ENDED            PERIOD
       ENDED        JUNE 30,      DECEMBER 31,            ENDED      JUNE 30,    DECEMBER 31,           ENDED
    DECEMBER 31,      1998       ------------------    DECEMBER 31,    1998      ----------------    DECEMBER 31,
      1995(A)      (UNAUDITED)    1997       1996        1995(A)    (UNAUDITED)   1997      1996       1995(A)
-----------------------------------------------------------------------------------------------------------------
      $ 10.00       $  10.94     $ 10.82    $ 10.53       $10.00      $10.93     $10.82    $10.53       $10.00
      -------       --------     -------    -------       ------      ------     ------    ------       ------
         0.76           0.35        0.66(S)    0.78(S)      0.77        0.37       0.78(S)   0.92(S)      0.87
         0.79          (0.14)       0.43       0.54         0.78       (0.10)      0.41      0.51         0.77
      -------       --------     -------    -------       ------      ------     ------    ------       ------
         1.55           0.21        1.09       1.32         1.55        0.27       1.19      1.43         1.64
      -------       --------     -------    -------       ------      ------     ------    ------       ------
        (0.78)         (0.38)      (0.80)     (0.85)       (0.78)      (0.44)     (0.91)    (0.96)       (0.87)
           --             --          --      (0.01)          --          --         --     (0.01)          --
        (0.24)            --       (0.17)     (0.17)       (0.24)         --      (0.17)    (0.17)       (0.24)
      -------       --------     -------    -------       ------      ------     ------    ------       ------
        (1.02)         (0.38)      (0.97)     (1.03)       (1.02)      (0.44)     (1.08)    (1.14)       (1.11)
      -------       --------     -------    -------       ------      ------     ------    ------       ------
      $ 10.53       $  10.77     $ 10.94    $ 10.82       $10.53      $10.76     $10.93    $10.82       $10.53
      =======       ========     =======    =======       ======      ======     ======    ======       ======
      $ 1,879       $ 25,015     $20,220    $ 4,575       $  411      $  407     $  649    $3,817       $9,763
        +16.1%          +2.0%      +10.5%     +13.1%       +16.1%       +2.5%     +11.5%    +14.2%       +17.0%
         1.97%**        1.99%**     1.99%      1.98%        1.99%**     0.99%**    0.96%     1.00%        0.99%**
         8.75%**        6.28%**     6.09%      7.26%        8.77%**     7.27%**    7.22%     8.65%        9.74%**
          161%            52%        184%       122%         161%         52%       184%      122%         161%
      $  0.69       $   0.34     $  0.63    $  0.70       $ 0.70      $ 0.36     $ 0.75    $ 0.84       $ 0.79
         2.85%**        2.16%**     2.28%      2.72%        2.87%**     1.16%**    1.25%     1.74%        1.87%**

                 See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
(continued)

SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

NATIONAL INTERMEDIATE MUNICIPAL FUND

-------------------------------------------------------------------------------------------------------------
                                         CLASS A                                   CLASS B
                          -----------------------------------------------------------------------------------
                          SIX MONTHS                                SIX MONTHS
                             ENDED      YEAR ENDED        PERIOD       ENDED      YEAR ENDED        PERIOD
                           JUNE 30,    DECEMBER 31,       ENDED      JUNE 30,    DECEMBER 31,       ENDED
                             1998      --------------  DECEMBER 31,    1998      --------------  DECEMBER 31,
                          (UNAUDITED)   1997    1996     1995(A)    (UNAUDITED)   1997    1996     1995(A)
                          -----------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $10.62     $10.35  $10.43     $10.00      $10.59     $10.33  $10.42     $10.00
                            ------     ------  ------     ------      ------     ------  ------     ------
Net investment income...      0.23       0.48    0.48       0.40        0.19       0.40    0.40       0.34
Net gain (loss) on
 investments (both
 realized and
 unrealized)............     (0.02)      0.28   (0.06)      0.46       (0.03)      0.28   (0.06)      0.45
                            ------     ------  ------     ------      ------     ------  ------     ------
 Total from investment
  operations............      0.21       0.76    0.42       0.86        0.16       0.68    0.34       0.79
                            ------     ------  ------     ------      ------     ------  ------     ------
Dividends from net
 investment income......     (0.24)     (0.48)  (0.48)     (0.40)      (0.20)     (0.40)  (0.41)     (0.34)
Distributions in excess
 of net investment
 income.................        --         --      --         --          --      (0.01)     --         --
Distributions from net
 realized gain on
 investments............        --      (0.01)  (0.02)     (0.03)         --      (0.01)  (0.02)     (0.03)
                            ------     ------  ------     ------      ------     ------  ------     ------
 Total dividends and
  distributions.........     (0.24)     (0.49)  (0.50)     (0.43)      (0.20)     (0.42)  (0.43)     (0.37)
                            ------     ------  ------     ------      ------     ------  ------     ------
Net asset value, end of
 period.................    $10.59     $10.62  $10.35     $10.43      $10.55     $10.59  $10.33     $10.42
                            ======     ======  ======     ======      ======     ======  ======     ======
Net assets, end of
 period (thousands).....    $1,985     $1,063  $  696     $  569      $1,836     $1,295  $  702     $  432
Total return*...........      +2.0%      +7.5%   +4.2%      +8.7%       +1.6%      +6.7%   +3.4%      +8.0%
Ratios to average net
 assets:
 Expenses...............      0.75%**    0.75%   0.75%      0.75%**     1.50%**    1.50%   1.50%      1.50%**
 Net investment income..      4.35%**    4.53%   4.62%      4.63%**     3.62%**    3.75%   3.88%      3.85%**
Portfolio turnover
 rate...................         0%         1%     19%        29%          0%         1%     19%        29%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............    $ 0.18     $ 0.36  $ 0.35     $ 0.32      $ 0.14     $ 0.28  $ 0.27     $ 0.25
 Expense ratio..........      1.69%**    1.82%   2.02%      1.71%**     2.44%**    2.57%   2.77%      2.45%**

U.S. GOVERNMENT INCOME FUND

-------------------------------------------------------------------------------------------------------------
                                         CLASS A                                   CLASS B
                          -----------------------------------------------------------------------------------
                          SIX MONTHS                                SIX MONTHS
                             ENDED      YEAR ENDED        PERIOD       ENDED      YEAR ENDED        PERIOD
                           JUNE 30,    DECEMBER 31,       ENDED      JUNE 30,    DECEMBER 31,       ENDED
                             1998      --------------  DECEMBER 31,    1998      --------------  DECEMBER 31,
                          (UNAUDITED)   1997    1996     1995(A)    (UNAUDITED)   1997    1996     1995(A)
                          -----------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $10.20     $10.07  $10.32     $10.00      $10.20     $10.06  $10.32     $10.00
                            ------     ------  ------     ------      ------     ------  ------     ------
Net investment income...      0.28       0.58    0.54       0.49        0.24       0.51    0.46       0.43
Net gain (loss) on
 investments (both
 realized and
 unrealized)............      0.05       0.19   (0.19)      0.43        0.06       0.19   (0.20)      0.43
                            ------     ------  ------     ------      ------     ------  ------     ------
 Total from investment
  operations............      0.33       0.77    0.35       0.92        0.30       0.70    0.26       0.86
                            ------     ------  ------     ------      ------     ------  ------     ------
Dividends from net
 investment income......     (0.29)     (0.54)  (0.54)     (0.49)      (0.26)     (0.46)  (0.46)     (0.43)
Distributions from net
 realized gain on
 investments............        --      (0.10)  (0.06)     (0.10)         --      (0.10)  (0.06)     (0.10)
Distributions in excess
 of net realized gain on
 investments............        --         --      --      (0.01)         --         --      --      (0.01)
                            ------     ------  ------     ------      ------     ------  ------     ------
 Total dividends and
  distributions.........     (0.29)     (0.64)  (0.60)     (0.60)      (0.26)     (0.56)  (0.52)     (0.54)
                            ------     ------  ------     ------      ------     ------  ------     ------
Net asset value, end of
 period.................    $10.24     $10.20  $10.07     $10.32      $10.24     $10.20  $10.06     $10.32
                            ======     ======  ======     ======      ======     ======  ======     ======
Net assets, end of
 period (thousands).....    $2,366     $1,320  $1,188     $  278      $3,216     $2,531  $1,266     $  572
Total return*...........      +3.3%      +7.9%   +3.6%      +9.5%       +2.9%      +7.2%   +2.7%      +8.8%
Ratios to average net
 assets:
 Expenses...............      0.85%**    0.85%   0.84%      0.85%**     1.60%**    1.60%   1.59%      1.60%**
 Net investment income..      5.44%**    5.77%   5.22%      5.67%**     4.73%**    4.96%   4.51%      4.85%**
Portfolio turnover
 rate...................        55%       261%    365%       230%         55%       261%    365%       230%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............    $ 0.23     $ 0.47  $ 0.38     $ 0.40      $ 0.19     $ 0.39  $ 0.30     $ 0.34
 Expense ratio..........      1.89%**    2.02%   2.21%      1.90%**     2.64%**    2.77%   2.96%      2.64%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

100              See accompanying notes to financial statements

-----------------------------------------------------------------------------------------
                   CLASS C                                     CLASS O
-----------------------------------------------------------------------------------------
    SIX MONTHS                                 SIX MONTHS
       ENDED       YEAR ENDED        PERIOD       ENDED       YEAR ENDED        PERIOD
     JUNE 30,     DECEMBER 31,       ENDED      JUNE 30,     DECEMBER 31,       ENDED
       1998       --------------  DECEMBER 31,    1998      ---------------  DECEMBER 31,
    (UNAUDITED)    1997    1996     1995(A)    (UNAUDITED)   1997     1996     1995(A)
-----------------------------------------------------------------------------------------
      $10.59      $10.33  $10.42     $10.00      $ 10.61    $ 10.34  $10.43     $10.00
      ------      ------  ------     ------      -------    -------  ------     ------
        0.20        0.40    0.40       0.34         0.24       0.50    0.50       0.42
       (0.04)       0.28   (0.06)      0.45        (0.02)      0.28   (0.07)      0.46
      ------      ------  ------     ------      -------    -------  ------     ------
        0.16        0.68    0.34       0.79         0.22       0.78    0.43       0.88
      ------      ------  ------     ------      -------    -------  ------     ------
       (0.20)      (0.40)  (0.41)     (0.34)       (0.25)     (0.50)  (0.50)     (0.42)
          --       (0.01)     --         --           --         --      --         --
          --       (0.01)  (0.02)     (0.03)          --      (0.01)  (0.02)     (0.03)
      ------      ------  ------     ------      -------    -------  ------     ------
       (0.20)      (0.42)  (0.43)     (0.37)       (0.25)     (0.51)  (0.52)     (0.45)
      ------      ------  ------     ------      -------    -------  ------     ------
      $10.55      $10.59  $10.33     $10.42      $ 10.58    $ 10.61  $10.34     $10.43
      ======      ======  ======     ======      =======    =======  ======     ======
      $1,723      $  514  $  468     $  271      $10,889    $11,286  $9,786     $9,675
        +1.6%       +6.7%   +3.4%      +8.0%        +2.1%      +7.8%   +4.3%      +9.0%
        1.49%**     1.50%   1.50%      1.50%**      0.50%**    0.50%   0.50%      0.50%**
        3.53%**     3.81%   3.88%      3.85%**      4.66%**    4.79%   4.88%      4.86%**
           0%          1%     19%        29%           0%         1%     19%        29%
      $ 0.15      $ 0.28  $ 0.27     $ 0.25      $  0.20    $  0.39  $ 0.37     $ 0.34
        2.43%**     2.57%   2.77%      2.46%**      1.44%**    1.57%   1.77%      1.46%**
-----------------------------------------------------------------------------------------
                   CLASS C                                     CLASS O
-----------------------------------------------------------------------------------------
    SIX MONTHS                                 SIX MONTHS
       ENDED       YEAR ENDED        PERIOD       ENDED       YEAR ENDED        PERIOD
     JUNE 30,     DECEMBER 31,       ENDED      JUNE 30,     DECEMBER 31,       ENDED
       1998       --------------  DECEMBER 31,    1998      ---------------  DECEMBER 31,
    (UNAUDITED)    1997    1996     1995(A)    (UNAUDITED)   1997     1996     1995(A)
-----------------------------------------------------------------------------------------
      $10.19      $10.05  $10.32     $10.00      $ 10.19    $ 10.06  $10.32     $10.00
      ------      ------  ------     ------      -------    -------  ------     ------
        0.24        0.51    0.46       0.43         0.29       0.61    0.56       0.52
        0.07        0.19   (0.21)      0.43         0.07       0.18   (0.20)      0.42
      ------      ------  ------     ------      -------    -------  ------     ------
        0.31        0.70    0.25       0.86         0.36       0.79    0.36       0.94
      ------      ------  ------     ------      -------    -------  ------     ------
       (0.26)      (0.46)  (0.46)     (0.43)       (0.31)     (0.56)  (0.56)     (0.52)
          --       (0.10)  (0.06)     (0.10)          --      (0.10)  (0.06)     (0.10)
          --          --      --      (0.01)          --         --      --         --
      ------      ------  ------     ------      -------    -------  ------     ------
       (0.26)      (0.56)  (0.52)     (0.54)       (0.31)     (0.66)  (0.62)     (0.62)
      ------      ------  ------     ------      -------    -------  ------     ------
      $10.24      $10.19  $10.05     $10.32      $ 10.24    $ 10.19  $10.06     $10.32
      ======      ======  ======     ======      =======    =======  ======     ======
      $1,259      $  751  $  422     $  273      $ 8,115    $ 9,553  $9,375     $9,552
        +3.0%       +7.0%   +2.7%      +8.8%        +3.5%      +8.1%   +3.7%      +9.7%
        1.59%**     1.59%   1.60%      1.60%**      0.60%**    0.60%   0.60%      0.60%**
        4.70%**     4.94%   4.51%      4.92%**      5.80%**    6.01%   5.53%      5.92%**
          55%        261%    365%       230%          55%       261%    365%       230%
      $ 0.19      $ 0.39  $ 0.31     $ 0.34      $  0.24    $  0.49  $ 0.41     $ 0.42
        2.64%**     2.76%   2.97%      2.64%**      1.65%**    1.77%   1.97%      1.64%**

                 See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
(concluded)
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

NEW YORK MUNICIPAL MONEY FUND

-------------------------------------------------------------------------------------------------------
                                         CLASS A                                CLASS B
                       --------------------------------------------------------------------------------
                          SIX MONTHS                             SIX MONTHS
                             ENDED         YEAR        PERIOD       ENDED         YEAR        PERIOD
                           JUNE 30,       ENDED        ENDED      JUNE 30,       ENDED        ENDED
                             1998      DECEMBER 31, DECEMBER 31,    1998      DECEMBER 31, DECEMBER 31,
                          (UNAUDITED)      1997       1996 (A)   (UNAUDITED)      1997       1996 (A)
                       --------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $1.000        $1.000       $1.000      $1.000        $1.000       $1.000
                            ------        ------       ------      ------        ------       ------
Net investment income...     0.016         0.034        0.006       0.016         0.034        0.006
Dividends from net
 investment income......    (0.016)       (0.034)      (0.006)     (0.016)       (0.034)      (0.006)
                            ------        ------       ------      ------        ------       ------
Net asset value, end of
 period.................    $1.000        $1.000       $1.000      $1.000        $1.000       $1.000
                            ======        ======       ======      ======        ======       ======
Net assets, end of
 period (thousands).....    $5,338        $3,808       $  360      $   25        $   25       $   25
Total return*...........      +1.6%         +3.5%        +0.6%       +1.6%         +3.5%        +0.6%
Ratios to average net
 assets:
 Expenses...............      0.51%**       0.50%        0.38%**     0.51%**       0.43%        0.40%**
 Net investment income..      3.19%**       3.39%        3.56%**     3.18%**       3.32%        3.40%**
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............       --            --        $0.006         --            --        $0.006
 Expense ratio..........       --            --          0.39%**      --            --          0.41%**

CASH MANAGEMENT FUND

----------------------------------------------------------------------------------------------------
                                       CLASS A                              CLASS B
                      ------------------------------------------------------------------------------
                          SIX MONTHS                            SIX MONTHS
                             ENDED      YEAR ENDED DECEMBER        ENDED     YEAR ENDED DECEMBER
                           JUNE 30,             31,              JUNE 30,            31,
                             1998      -----------------------     1998      ----------------------
                          (UNAUDITED)   1997     1996    1995   (UNAUDITED)   1997    1996    1995
                      ------------------------------------------------------------------------------
Net asset value,
 beginning of period....    $ 1.000    $ 1.000  $1.000  $1.000    $1.000     $1.000  $1.000  $1.000
                            -------    -------  ------  ------    ------     ------  ------  ------
Net investment income...      0.026      0.051   0.050   0.044     0.026      0.051   0.050   0.043
Dividends from net
 investment income......     (0.026)    (0.051) (0.050) (0.044)   (0.026)    (0.051) (0.050) (0.043)
                            -------    -------  ------  ------    ------     ------  ------  ------
Net asset value, end of
 period.................    $ 1.000    $ 1.000  $1.000  $1.000    $1.000     $1.000  $1.000  $1.000
                            =======    =======  ======  ======    ======     ======  ======  ======
Net assets, end of
 period (thousands).....    $11,364    $18,246  $8,175  $1,756    $3,718     $4,151  $3,920  $2,238
Total return*...........       +2.6%      +5.2%   +5.1%   +4.5%     +2.6%      +5.2%   +5.1%   +4.4%
Ratios to average net
 assets:
 Expenses...............       0.55%**    0.55%   0.55%   0.55%     0.55%**    0.55%   0.55%   0.55%
 Net investment income..       5.15%**    5.11%   4.95%   5.42%     5.15%**    5.10%   4.95%   5.38%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............    $ 0.025    $ 0.049  $0.047  $0.037    $0.025     $0.049  $0.047  $0.037
 Expense ratio..........       0.74%**    0.70%   0.82%   1.35%     0.74%**    0.70%   0.82%   1.34%

(a) November 1, 1996, commencement of investment operations, through December 31, 1996.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
** Annualized.

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------------
                   CLASS C                                      CLASS O
-----------------------------------------------------------------------------------------------------------
    SIX MONTHS                              SIX MONTHS
       ENDED          YEAR        PERIOD       ENDED
     JUNE 30,        ENDED        ENDED      JUNE 30,               YEAR ENDED DECEMBER 31,
       1998       DECEMBER 31, DECEMBER 31,    1998       ------------------------------------------------
    (UNAUDITED)       1997       1996 (A)   (UNAUDITED)     1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------
      $1.000         $1.000       $1.000     $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
      ------         ------       ------     --------     --------  --------  --------  --------  --------
       0.016          0.034        0.006        0.016        0.034     0.032     0.037     0.027     0.023
      (0.016)        (0.034)      (0.006)      (0.016)      (0.034)   (0.032)   (0.037)   (0.027)   (0.023)
      ------         ------       ------     --------     --------  --------  --------  --------  --------
      $1.000         $1.000       $1.000     $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
      ======         ======       ======     ========     ========  ========  ========  ========  ========
         $25         $   25       $   25     $241,697     $305,419  $273,734  $226,549  $269,788  $262,413
        +1.6%          +3.5%        +0.6%        +1.6%        +3.5%     +3.3%     +3.7%     +2.7%     +2.3%
        0.51%**        0.47%        0.40%**      0.51%**      0.47%     0.53%     0.43%     0.41%     0.41%
        3.18%**        3.40%        3.40%**      3.16%**      3.39%     3.25%     3.67%     2.63%     2.31%
          --            --        $0.006          --           --   $  0.032  $  0.037       --        --
          --            --          0.41%**       --           --       0.53%     0.45%      --        --


--------------------------------------------------------------------------------------------------
                CLASS C                                               CLASS O
--------------------------------------------------------------------------------------------------
    SIX MONTHS                            SIX MONTHS
       ENDED      YEAR ENDED DECEMBER        ENDED
     JUNE 30,             31,              JUNE 30,           YEAR ENDED DECEMBER 31,
       1998       ----------------------     1998      ------------------------------------------
    (UNAUDITED)    1997    1996    1995   (UNAUDITED)   1997     1996     1995    1994     1993
--------------------------------------------------------------------------------------------------
      $1.000      $1.000  $1.000  $1.000    $ 1.000    $ 1.000  $ 1.000  $1.000  $ 1.000  $ 1.000
      ------      ------  ------  ------    -------    -------  -------  ------  -------  -------
       0.026       0.051   0.050   0.043      0.026      0.051    0.050   0.055    0.038    0.027
      (0.026)     (0.051) (0.050) (0.043)    (0.026)    (0.051)  (0.050) (0.055)  (0.038)  (0.027)
      ------      ------  ------  ------    -------    -------  -------  ------  -------  -------
      $1.000      $1.000  $1.000  $1.000    $ 1.000    $ 1.000  $ 1.000  $1.000  $ 1.000  $ 1.000
      ======      ======  ======  ======    =======    =======  =======  ======  =======  =======
        $906      $1,806  $  435  $  183    $10,197    $19,872  $14,225  $6,684  $19,127  $15,049
        +2.6%       +5.2%   +5.1%   +4.4%      +2.6%      +5.2%    +5.1%   +5.6%    +3.9%    +2.7%
        0.55%**     0.55%   0.55%   0.55%      0.55%**    0.55%    0.55%   0.55%    0.61%    0.65%
        5.15%**     5.16%   4.95%   5.40%      5.16%**    5.10%    4.95%   5.46%    3.79%    2.68%
      $0.025      $0.049  $0.047  $0.036    $ 0.025    $ 0.049  $ 0.047  $0.047  $ 0.036  $ 0.025
        0.74%**     0.70%   0.82%   1.34%      0.74%**    0.70%    0.82%   1.34%    0.81%    0.85%

                 See accompanying notes to financial statements

                      [This page intentionally left blank]

SALOMON BROTHERS INVESTMENT SERIES


INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

DISTRIBUTOR
    Salomon Brothers Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    Investors Bank & Trust Company
    200 Clarendon Street
    Boston, Massachusetts 02116

DIVIDEND DISBURSING AND TRANSFER AGENT
    First Data Investor Services Group, Inc.
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017


DIRECTORS

CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated

ANDREW L. BREECH(*),(***)
    President, Dealer Operating Control Service Inc.

CAROL L. COLMAN
    President, Colman Consulting Co., Inc.

DANIEL P. CRONIN(**)
    Vice President-General Counsel,
    Pfizer International Inc.

WILLIAM R. DILL(*),(***)
    Consultant; formerly President, Boston Architectural
    Center; formerly President, Anna Maria College

HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Smith Barney Inc.; President and Director,
    Mutual Management Corp. and Travelers
    Investment Adviser, Inc.; Chairman of
    Smith Barney Strategy Advisers Inc.

CLIFFORD M. KIRTLAND, JR.(*),(***)
    Member of the Advisory Committee, Nero-Moseley
    Partners; formerly Director, Oxford Industries, Inc., Shaw
    Industries Inc., Graphic Industries, Inc. and CSX Corp.;
    formerly Chairman, Cox Communications, Inc.

ROBERT W.LAWLESS(*),(***)
    President and Chief Executive Officer, University of
    Tulsa; formerly President and Chief Executive Officer,
    Texas Tech University and Tech University Health
    Sciences Center

LOUIS P. MATTIS(*),(***)
    Consultant; formerly Chairman and President, Sterling
    Winthrop Inc.

THOMAS F. SCHLAFLY(*),(***)
    Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.


OFFICERS

HEATH B. MCLENDON
    Chairman and President

LEWIS E. DAIDONE
    Executive Vice President
    and Treasurer

JAMES E. CRAIGE(**)
    Executive Vice President

RICHARD E. DAHLBERG
    Executive Vice President

THOMAS K. FLANAGAN(**)
    Executive Vice President

GIAMPAOLO G. GUARNIERI(**)
    Executive Vice President

ROSS S. MARGOLIES(***)
    Executive Vice President

MAUREEN O'CALLAGHAN(**)
    Executive Vice President

BETH A. SEMMEL(**)
    Executive Vice President

ALLAN R. WHITE, III(*),(**)
    Executive Vice President

MARYBETH WHYTE(**)
    Executive Vice President

PETER J. WILBY(**)
    Executive Vice President

PAMELA P. MILUNOVICH(*),(**)
    Vice President(*)
    Executive Vice President(**)

NANCY A. NOYES(**)
    Vice President

NOEL B. DAUGHERTY
    Secretary

ANTHONY PACE
    Assistant Controller

JANET S. TOLCHIN
    Assistant Controller(*),(***)


--------------------------------------------------
  (*) Salomon Brothers Investors Fund Inc only
 (**) Salomon Brothers Series Funds Inc only
(***) Salomon Brothers Capital Fund Inc only

                         ============================
                             SALOMON BROTHERS
                             ============================
                                  ASSET MANAGEMENT


              SEVEN WORLD TRADE CENTER o NEW YORK, NEW YORK 10048